As Filed with the Securities and Exchange Commission on April 29, 2019

Registration File Nos. 333-229945

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 40	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

John Piller, Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262	Charlotte, NC 28262
(704) 988-5681	(704) 988-4455
(Name and address of agent for services)	(Name and address of agent for service)

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policy (Intelligent Life VUL 2.0)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2019

INTELLIGENT LIFE VUL 2.0

INTELLIGENT LIFE SURVIVORSHIP VUL 2.0

Flexible Premium Individual Variable Universal Life Insurance Policy and Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”, “TIAA Life”, “we”, “us”, or “our”). Before you invest, please read this prospectus carefully, along with the fund prospectuses, and keep it for future reference. We issue the Policy on either a single life basis—as Intelligent Life VUL 2.0—or a last survivor basis—as Intelligent Life Survivorship VUL 2.0. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

∎	the Fixed Account, which credits a specified rate of interest; or
∎	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”)

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

ClearBridge Variable Aggressive Growth Portfolio—Class I

ClearBridge Variable Small Cap Growth Portfolio—Class I

Credit Suisse Trust—Commodity Return Strategy Portfolio

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

DFA VA Equity Allocation Portfolio

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

DFA VIT Inflation Protected Securities Portfolio

Franklin Income VIP Fund—Class 1

Franklin Mutual Shares VIP Fund—Class 1

Franklin Small-Mid Cap Growth VIP Fund—Class 1

Janus Henderson Forty Portfolio—Institutional Shares

Janus Henderson Mid Cap Value Portfolio—Institutional Shares

John Hancock Emerging Markets Value Trust

Matson Money Fixed Income VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money U.S. Equity VI Portfolio

MFS Global Equity Series—Initial Class

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Mid Cap

Intrinsic Value Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II

Prudential Series Fund—Natural Resources Portfolio—Class II

Prudential Series Fund—Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

T. Rowe Price® Health Sciences Portfolio I

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets VIP Fund—Class 1

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Real Estate Index Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard VIF Total Bond Market Index Portfolio

VY® Clarion Global Real Estate Portfolio—Class I

Wanger International

Wanger Select

Wanger USA

Western Asset Variable Global High Yield Bond Portfolio—Class I

Separate prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on the Portfolio’s website and/or the Company website (TIAA.org), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive these reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from the Portfolios electronically anytime by updating your account settings at TIAA.org/e-Delivery.

You may elect to continue to receive all future reports in paper free of charge by updating your account settings at TIAA.org/e-Delivery or by calling 877 694-0305 during regular business hours. Your election to receive reports in paper will apply to all Portfolios available under your policy.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

∎	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
∎	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

Administrative Office

P.O. Box 724508

Atlanta, Georgia 31139

877 694-0305

www.tiaa.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy. If certain material provisions under the Policy are changed after the date of this prospectus, in accordance with the Policy, those changes will be described in a supplement to the prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Policy and endorsements, which may reflect additional non-material state variations or other non-material variations.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a Last Survivor Policy. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required to meet the definition of life insurance under the Code. This option is known as the level death benefit option.

•

Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required to meet the definition of life insurance under the Code. This option is known as the increasing death benefit.

•	Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	1

since the Issue Date; or the minimum death benefit required to meet the definition of life insurance under the Code. This option is known as the return of premium death benefit.

When the Insured on a single life Policy or the younger Insured on a Last Survivor Policy reaches Attained Age 121, the death benefit under any option is reduced to the Policy Value.

A loan of Policy Value could impact the death benefit. Please see “Effect of Policy Loans” for more information.

Choice of Tax Test. Your Policy must satisfy one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—In order to qualify as life insurance under the Code. The Policy allows owners to choose one of two tax tests when applying for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences. Reductions in Face Amount often create tax issues related to the Guideline Premium Test. You should consult with a tax adviser if you are considering reducing the Face Amount of your Policy.

Accelerated Death Benefit. Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit if the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy develops a terminal illness. Although usually a tax-free event, in certain circumstances an acceleration of death benefits may have tax consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make a request in Good Order to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still alive or, in the case of a Last Survivor Policy, while either Insured is still alive. The maximum loan available, including any existing indebtedness, is 100% of the Policy Value (unless Overloan Protection Endorsement is in effect). We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1–10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a current annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Charitable Giving Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider pays an amount equal to 1.00% of the base Face Amount, but no greater than $100,000. It will be paid to a beneficiary designated by you. That beneficiary must be an institution accredited as a charity with the IRS under Code Section 501(c)(3). Payment is made upon the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy. You must elect this Rider at or before Policy issue. There is no cost for this Rider. A beneficiary can be added or changed any time after issue, but cannot be changed more than once each Policy year.

•	Overloan Protection Endorsement. This optional Endorsement is available both for a Policy issued on a single life basis or a Policy issued on a last survivor

2	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

basis. This Endorsement, at no additional charge, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions.

•

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis for applicants Issue Ages 18–60, and must be elected at the time of application and prior to Policy issue. For Insureds under age 18, we will allow this Rider to be added to the Policy at the Insured’s Attained Age 18. This Rider waives the Monthly Charge that becomes due while the Insured is Totally Disabled, subject to certain conditions. An additional charge is added to your Monthly Charge if you select this Rider.

•

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no charge for this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA Life

The benefits under your Policy and any Rider are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy and Rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts—which includes the risk of poor investment performance of the Portfolio corresponding to the Investment Account. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value, such as death benefit exceeding Policy Value, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state regulation to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements and the financial statements of the Separate Account are located in the Statement of Additional Information (“SAI”). The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA Life is available on our website at http://www.tiaa.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	3

Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.50%.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a Cost of Insurance charge, an Administrative Charge, a Mortality and Expense Risk Charge, and a Regulatory Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions (see Policy Lapse and Reinstatement).

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, because there is less guidance with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy.

Although the Policy was designed to follow IRS “safe harbor” guidance, the tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a Last Survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Value and not have a taxable event until there is a distribution from the Policy. Moreover, the death benefit under a Policy is generally excludable from the gross income of the Beneficiary. As a result, except for claim interest, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of any Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless Lapse occurs while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from inadvertently being classified as a MEC.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Allocation Options as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive the current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

4	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, gender or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below; if they were, Policy Values shown would be lower.

TRANSACTION FEES

The following table describes the fees and expenses assessed when an owner submits a premium Surrenders the Policy, or transfers Policy Value among the Allocation Options. Please see “Charges and Deductions” section for more information, including the methods for deducting the amounts due.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Regulatory Charge**	Upon receipt of each Premium payment	1.50% to 5.00% depending on the state of issue	1.50% to 5.00% depending on the state of issue

Surrender Charge	Not Applicable	$0	$0

Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

**	1.5% to 5.00% for applicable Federal, State and municipal taxes incurred.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Annualized Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Cost of Insurance:[1]

SINGLE LIFE POLICY

Base Policy Cost of Insurance (Rate per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.08 Maximum $1,000 Example[2] $1.94	Minimum $0.07 Maximum $1,000 Example[2] $1.17
LAST SURVIVOR POLICY

Base Policy Cost of Insurance (Rate per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 Maximum $1,000 Example[3] $1.20	Minimum $0.56 Maximum $1,000 Example[3] $0.62

[1]

The Cost of Insurance charges vary based on Issue Age, gender (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases with the Insured’s Age(s). The Net Amount at Risk is equal to: the death benefit discounted for a month of guaranteed interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance rates applicable to your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders.

[2]	Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

[3]

Charge for a preferred non-tobacco underwriting risk Male/Female couple with Issue Ages of 58 & 55 respectively, and $1.5 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	5

Annualized Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Administrative Charge

SINGLE LIFE POLICY	Monthly in Policy years 1–10	$0.65 per $1,000 of face amount coverage	$0.65 per $1,000 of face amount coverage

LAST SURVIVOR POLICY	Monthly in Policy Years 1–10	Older Insured Issue Ages 0–60: $1.20 per $1,000 of face amount coverage Older Insured Issue Ages 61–90: $1.45 per $1,000 of face amount coverage	Older Insured Issue Ages 0–60: $1.20 per $1,000 of face amount coverage Older Insured Issue Ages 61–90: $1.45 per $1,000 of face amount coverage

Mortality and Expense Risk Charge	Monthly, applied to total value in all Investment Accounts	0.90% for Policy years 1–10 0.24% for Policy years 21 and later

For Policy years 1–10:

•  0.90% if total value in all Investment Accounts is less than $100,000;

•  0.60% if total value in all Investment Accounts is from $100,000 to $500,000; and

•  0.24% if total value in all Investment Accounts is over $500,000.

•  0.24% for Policy years 21 and later

Loan Interest Charge	Accrues daily	Effective annual rate of 5.00%	Effective annual rate of 5.00%

Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	Effective annual rate of 6%, assessed against unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	Effective annual rate of 6%, assessed against unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.

Optional Charges:[4]

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[5] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.

Charitable Giving Benefit Rider		No Charge	No Charge

Overloan Protection Endorsement		No Charge[6]	No Charge[6]

Waiver of Monthly Charges Rider:

SINGLE LIFE POLICY	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.14%	Minimum 3.00% Maximum 18.39% Example[3] 7.14%

LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable

Policy Split Rider:

SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable

LAST SURVIVOR POLICY		No Charge	No Charge

[4]

These charges may vary based on the Issue Age(s) of the Insured(s), gender (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or Last Survivor Policy. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available upon request from our Administrative Office.

[5]	This amount may be lower depending on the laws of your state.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

6	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2018. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.10%	1.92%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.77%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2019. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2018. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses

TIAA-CREF Life Balanced Fund[3]	0.10%	0.00%	0.11%	0.41%	0.62%	0.11%	0.51%

TIAA-CREF Life Bond Fund[4]	0.30%	0.00%	0.08%	0.00%	0.38%	0.03%	0.35%

TIAA-CREF Life Growth Equity Fund[5]	0.45%	0.00%	0.11%	0.00%	0.56%	0.04%	0.52%

TIAA-CREF Life Growth & Income Fund[5]	0.45%	0.00%	0.11%	0.00%	0.56%	0.04%	0.52%

TIAA-CREF Life International Equity Fund[6]	0.50%	0.00%	0.21%	0.00%	0.71%	0.11%	0.60%

TIAA-CREF Life Large-Cap Value Fund[5]	0.45%	0.00%	0.18%	0.00%	0.63%	0.11%	0.52%

TIAA-CREF Life Money Market Fund[7]	0.10%	0.00%	0.14%	0.00%	0.24%	0.09%	0.15%

TIAA-CREF Life Real Estate Securities Fund[8]	0.50%	0.00%	0.15%	0.00%	0.65%	0.08%	0.57%

TIAA-CREF Life Small-Cap Equity Fund[9]	0.46%	0.00%	0.20%	0.00%	0.66%	0.13%	0.53%

TIAA-CREF Life Social Choice Equity Fund[10]	0.15%	0.00%	0.17%	0.00%	0.32%	0.10%	0.22%

TIAA-CREF Life Stock Index Fund[11]	0.06%	0.00%	0.04%	0.00%	0.10%	0.01%	0.09%

Credit Suisse Trust Commodity Return Strategy Portfolio[12]	0.59%	0.25%	0.20%	0.00%	1.04%	0.00%	1.04%

Delaware VIP Diversified Income Series—Standard Class[13]	0.58%	0.00%	0.07%	0.00%	0.65%	0.05%	0.60%

Delaware VIP Small Cap Value Series—Standard Class	0.71%	0.00%	0.06%	0.00%	0.77%	0.00%	0.77%

DFA VA Equity Allocation Portfolio[14]	0.30%	0.00%	0.11%	0.25%	0.66%	0.26%	0.40%

DFA VA Global Bond Portfolio	0.22%	0.00%	0.02%	0.00%	0.24%	0.00%	0.24%

DFA VA Global Moderate Allocation Portfolio[15]	0.25%	0.00%	0.01%	0.24%	0.50%	0.20%	0.30%

DFA VA International Small Portfolio	0.50%	0.00%	0.05%	0.00%	0.55%	0.00%	0.55%

DFA VA International Value Portfolio	0.40%	0.00%	0.03%	0.00%	0.43%	0.00%	0.43%

DFA VA Short-Term Fixed Portfolio	0.18%	0.00%	0.02%	0.00%	0.20%	0.00%	0.20%

DFA VA US Large Value Portfolio	0.25%	0.00%	0.02%	0.00%	0.27%	0.00%	0.27%

DFA VA US Targeted Value Portfolio	0.35%	0.00%	0.02%	0.00%	0.37%	0.00%	0.37%

DFA VIT Inflation Protected Securities Portfolio	0.10%	0.00%	0.02%	0.00%	0.12%	0.00%	0.12%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses

Franklin Income VIP Fund—Class 1[16,17]	0.46%	0.00%	0.01%	0.02%	0.49%	0.02%	0.47%

Franklin Small-Mid Cap Growth VIP Fund—Class 1[16,17]	0.80%	0.00%	0.06%	0.01%	0.87%	0.01%	0.86%

Franklin Mutual Shares VIP Fund—Class 1[16]	0.68%	0.00%	0.03%	0.01%	0.72%	0.00%	0.72%

Templeton Developing Markets VIP Fund—Class 1[16,18]	1.05%	0.00%	0.12%	0.01%	1.18%	0.00%	1.18%

VY® Clarion Global Real Estate Portfolio—Class 1[19]	0.90%	0.00%	0.12%	0.00%	1.02%	0.13%	0.89%

Janus Henderson Forty Portfolio[20]	0.62%	0.00%	0.09%	0.00%	0.71%	0.00%	0.71%

Janus Henderson Mid Cap Value Portfolio[20]	0.64%	0.00%	0.17%	0.00%	0.81%	0.00%	0.81%

John Hancock Emerging Markets Value Trust[21]	0.95%	0.00%	0.10%	0.00%	1.05%	0.01%	1.04%

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	0.75%	0.25%	0.24%	0.00%	1.24%	0.00%	1.24%

Prudential Series Fund—Natural Resources Portfolio—Class II22	0.45%	0.25%	0.22%	0.01%	0.93%	0.01%	0.92%

Prudential Series Fund—Value Portfolio—Class II	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%

ClearBridge Variable Aggressive Growth Portfolio—Class I	0.75%	0.00%	0.04%	0.00%	0.79%	0.00%	0.79%

Western Asset Variable Global High Yield Bond Portfolio—Class I23	0.70%	0.00%	0.16%	0.00%	0.86%	0.00%	0.86%

ClearBridge Variable Small Cap Growth Portfolio—Class I23	0.75%	0.00%	0.08%	0.00%	0.83%	0.00%	0.83%

Matson Money U.S. Equity VI Portfolio[24]	0.50%	0.00%	0.23%	0.30%	1.03%	0.00%	1.03%

Matson Money International Equity VI Portfolio[24]	0.50%	0.00%	0.29%	0.48%	1.27%	0.00%	1.27%

Matson Money Fixed Income VI Portfolio[24]	0.50%	0.00%	0.21%	0.17%	0.88%	0.00%	0.88%

MFS Global Equity Series—Initial Class[25]	0.90%	0.00%	0.23%	0.00%	1.13%	0.16%	0.97%

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class	0.75%	0.00%	0.05%	0.00%	0.80%	0.00%	0.80%

MFS Utilities Series—Initial Class	0.73%	0.00%	0.05%	0.00%	0.78%	0.00%	0.78%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	0.85%	0.00%	0.15%	0.00%	1.00%	0.00%	1.00%

PIMCO VIT All Asset Portfolio— Institutional Class[26,27,28]	0.425%	0.00%	0.00%	0.99%	1.415%	0.12%	1.295%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class[29,30]	0.74%	0.00%	1.03%	0.15%	1.92%	0.15%	1.77%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class[31]	0.85%	0.00%	0.01%	0.00%	0.86%	0.00%	0.86%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class[32]	0.75%	0.00%	0.09%	0.00%	0.84%	0.00%	0.84%

PIMCO VIT Real Return Portfolio— Institutional Class[33]	0.50%	0.00%	0.77%	0.00%	1.27%	0.00%	1.27%

PVC Equity Income Account—Class 1	0.48%	0.00%	0.01%	0.00%	0.49%	0.00%	0.49%

Royce Capital Fund Micro-Cap Portfolio—Investment Class[34]	1.25%	0.00%	0.14%	0.00%	1.39%	0.06%	1.33%

Royce Capital Fund Small-Cap Portfolio—Investment Class[35]	1.00%	0.00%	0.11%	0.00%	1.11%	0.03%	1.08%

T. Rowe Price® Health Sciences Portfolio I36	0.95%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%

8	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses

T. Rowe Price® Limited-Term Bond Portfolio[37]	0.70%	0.00%	0.00%	0.00%	0.70%	0.20%	0.50%

Vanguard VIF Capital Growth Portfolio	0.32%	0.00%	0.02%	0.00%	0.34%	0.00%	0.34%

Vanguard VIF Equity Index Portfolio	0.12%	0.00%	0.02%	0.00%	0.14%	0.00%	0.14%

Vanguard VIF High-Yield Bond Portfolio	0.23%	0.00%	0.03%	0.00%	0.26%	0.00%	0.26%

Vanguard VIF Mid-Cap Index Portfolio	0.15%	0.00%	0.02%	0.00%	0.17%	0.00%	0.17%

Vanguard VIF Real Estate Index Portfolio	0.24%	0.00%	0.02%	0.00%	0.26%	0.00%	0.26%

Vanguard VIF Small Company Growth Portfolio	0.30%	0.00%	0.02%	0.00%	0.32%	0.00%	0.32%

Vanguard VIF Total Bond Market Index Portfolio	0.12%	0.00%	0.02%	0.00%	0.14%	0.00%	0.14%

Wanger International[38,39]	0.94%	0.00%	0.26%	0.00%	1.20%	0.05%	1.15%

Wanger Select[38,40,41]	0.80%	0.00%	0.32%	0.00%	1.12%	0.28%	0.84%

Wanger USA[38,42,43]	0.87%	0.00%	0.20%	0.01%	1.08%	0.04%	1.04%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

“Acquired Portfolio Fees and Expenses” are the Portfolio’s proportionate amount of the expenses of any investment companies or pools in which the Portfolio invests. These expenses are not paid directly by Portfolio shareholders. Instead, Portfolio shareholders bear these expenses indirectly as a result of the Portfolio’s investments. Because “Acquired Portfolio Fees and Expenses” are included in the chart above, the Portfolio’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Portfolio’s annual report.

[3]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[4]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[5]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[6]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[7]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[8]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[9]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[10]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

[11]

Under the Portfolio’s expense reimbursement arrangements, the Portfolio’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Portfolio for any Total annual Portfolio operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Portfolio fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Portfolio. These expense reimbursement arrangements will continue through at least April 30, 2020, unless changed with approval of the Board of Trustees.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	9

[12]

The portfolio invests in Credit Suisse Cayman Commodity Portfolio II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). “Other Expenses” include expenses of both the portfolio and the Subsidiary.

[13]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired Portfolio fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.60% of the Series’ average daily net assets from April 30, 2019 through April 30, 2020. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

[14]

Dimensional Portfolio Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Portfolio’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[15]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the DFA VA Global Moderate Allocation Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Portfolio’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[16]

Total annual Portfolio operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired Portfolio fees and expenses.

[17]

The investment manager has contractually agreed in advance to reduce its fee as a result of the Portfolio’s investment in a Franklin Templeton money Portfolio (acquired Portfolio) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

[18]

Management fees have been restated to reflect current fiscal year fees as a result of a decrease in the Portfolio’s contractual management fee rate effective on May 1, 2018. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Portfolio’s total annual Portfolio operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

[19]

The adviser is contractually obligated to limit expenses to 0.90% for Class I shares through May 1, 2020. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Portfolio Fees and Expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The Adviser is contractually obligated to waive 0.010% of the management fee through May 1, 2020. Termination or modification of these obligations requires approval by the Portfolio’s board.

[20]

The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. The benchmark index for the Janus Henderson Forty Portfolio is the Russell 1000 Growth Index. The benchmark index for the Janus Henderson Mid Cap Value Portfolio is the Russell Midcap Value Index.

[21]

The adviser contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Portfolio and certain other John Hancock Portfolios according to an asset level breakpoint schedule that is based on the aggregate net assets of all the Portfolios participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating Portfolios. During its most recent fiscal year, the Portfolio’s reimbursement amounted to 0.01% of the Portfolio’s average daily net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[22]

The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

[23]

Total annual Portfolio operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Portfolio’s Prospectus and in the Portfolio’s shareholder reports because the ratios in the financial highlights tables reflect the Portfolio’s operating expenses and do not include acquired Portfolio fees and expenses.

[24]

Acquired Portfolio Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual Portfolios, including money market Portfolios and exchange traded Portfolios. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Portfolio Fees and Expenses.

[25]

Massachusetts Financial Services Company has agreed in writing to bear the Portfolio’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the class’ investment activity), such that “Total Annual Portfolio Operating Expenses” do not exceed 0.97% of the Portfolio’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.

[26]

Acquired Portfolio Fees and Expenses include interest expense of the underlying PIMCO Funds of 0.23%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.065% for Institutional Class Shares.

[27]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Portfolio, as set forth in the Financial Highlights table of the Portfolio’s prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.

[28]

PIMCO has contractually agreed, through May 1, 2020, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limits. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.

10	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

[29]

“Other Expenses” include interest expense of 1.03%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LCC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.74% for Institutional Class Shares.

[30]

PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”) to PIMCO. The CRRS Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place.

[31]

“Other Expenses” include interest expense of 0.01%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.85% for Institutional Class shares.

[32]

“Other Expenses” include interest expense of 0.09%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.75% for Institutional Class shares.

[33]

“Other Expenses” include interest expense of 0.77%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.50% for Institutional Class shares.

[34]

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired Portfolio fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.33% through April 30, 2020.

[35]

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired Portfolio fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% through April 30, 2020.

[36]

T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the Portfolio’s management fees to 0.94% of the Portfolio’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the Portfolio’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the Portfolio.

[37]

T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the Portfolio’s management fees to 0.50% of the Portfolio’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the Portfolio’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the Portfolio.

[38]	Other expenses have been restated to reflect current fees paid by the Portfolio.

[39]

The Portfolio’s transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent), has contractually agreed to waive a portion of the fee payable by the Portfolio (Service Fee) such that (i) through June 30, 2019, the Service Fee paid by the Portfolio does not exceed 0.00% of the Portfolio’s average daily net assets and (ii) from July 1, 2019 through June 30, 2020, the annual Service Fee paid by the Portfolio does not exceed 0.03% of the Portfolio’s average daily net assets, as reflected in the table.

[40]

Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Portfolio through April 30, 2020. This arrangement may only be amended or terminated with approval from the Portfolio’s Board of Trustees and the Investment Manager.

[41]

The Portfolio’s transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent), has contractually agreed to waive a portion of the fee payable by the Portfolio (Service Fee) such that (i) through June 30, 2019, the Service Fee paid by the Portfolio does not exceed 0.00% of the Portfolio’s average daily net assets and (ii) from July 1, 2019 through June 30, 2020, the annual Service Fee paid by the Portfolio does not exceed 0.07% of the Portfolio’s average daily net assets, as reflected in the table.

[42]

Total annual Fund operating expenses include acquired Portfolio fees and expenses (expenses the Portfolio incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired Portfolio fees and expenses.

[43]

The Portfolio’s transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent), has contractually agreed to waive a portion of the fee payable by the Portfolio (Service Fee) such that (i) through June 30, 2019, the Service Fee paid by the Portfolio does not exceed 0.00% of the Portfolio’s average daily net assets and (ii) from July 1, 2019 through June 30, 2020, the annual Service Fee paid by the Portfolio does not exceed 0.04% of the Portfolio’s average daily net assets, as reflected in the table.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	11

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us, in Good Order, at our Administrative Office. The minimum Face Amount is generally $250,000 for last survivor policies and $100,000 for single life policies. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

If your application is incomplete and we do not receive the necessary information and signed application in Good Order within five business days of our receipt of the initial premium, we will return the initial premium at that time unless you provide us specific consent to retain the initial premium until your application is complete and in Good Order. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in Good Order, the transaction may be cancelled.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. If you are planning to fund the Policy with a 1035 exchange, you should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay tax, including possibly a 10% penalty tax, on the Surrender. If you transfer to us a policy you wish to exchange for our Policy, we will not issue the Policy until we have received an initial Premium or the 1035 Exchange proceeds from your existing insurance company and the issuance of the Policy may therefore be subject to delay.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy is or both the proposed Insureds on a Last Survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing a cancellation request in Good Order and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. The length of the right to cancel period may also vary depending on whether the policy was purchased to replace another policy. The minimum Right to Cancel Period is 10 days. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made. Cancellation of a contract may have tax consequences.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a Last Survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners may be required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. We reserve the right to reject assignments that we

12	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

reasonably believe are intended to develop a secondary market for the Policy, such as selling the Policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits. We will report sales of life insurance policies to investors, both foreign and domestic, to the IRS in accordance with their reporting requirements.

Changing the Owner and assigning the Policy may have tax consequences. The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting change to this prospectus must be filed with the SEC prior to use.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium is $50.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide a request in Good Order for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, virtual currency (such as Bitcoin), money orders or travelers’ checks In addition, we will not accept a third-party check where the relationship of the payer to the Owner cannot be identified from the face of the check.

Any time you submit a Premium payment that may impact the status of your contract, we will or have the right to hold, limit, or refund all or part of your Premium payment until we receive sufficient instructions or if required, evidence of insurability. These situations include but are not limited to:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code and you have not consented in writing to your Policy becoming a MEC; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code—the section of the Code that defines life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive a request in Good Order to Surrender the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to determine whether the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	13

payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. Premiums may be limited after the Insured’s (for a single life Policy) or the younger Insured’s (for a Last Survivor Policy) age 100. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). MECs are policies funded to develop rapid Policy Value growth. MEC status is determined using the rules and assumptions provided in Code section 7702A. Policy loans, Surrenders, and partial withdrawals from life insurance policies that are MECs are taxed less favorably than from policies that are not classified as MECs.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC.

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place in a suspense account the amount of excess Premium that would cause the Policy to become a MEC. We will not apply this amount to your Policy unless and until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. We will not honor your instructions regarding withdrawals, reinstatements, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. If your policy inadvertently becomes a MEC, we may attempt to return it to non-MEC status, but we may not be able to take effective action in all possible circumstances to prevent a Policy from being classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

Exchanges from a Prior Life Policy. We may accept as part of your first Premium, money from another life insurance policy that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax- free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with a request in Good Order. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct Monthly Charges from the Fixed Account first, and then pro rata from the Investment Accounts (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, where you have instructed that all or a portion of the Net Premium be allocated to one or more Investment Accounts, we will allocate that amount to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). We will allocate the remaining portion of your Net Premium (if any) to the Fixed Account. Following the end of the Right to Cancel Period, we will allocate that Policy Value in the Money Market Account among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. Our procedures should result in delivery of your Policy on the second day after we issue it, so, we begin measuring the Right to Cancel period two days after we issue your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. The

14	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive, in Good Order, your request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted from the Fixed Account to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts deducted from the Fixed Account to pay transfer charges, charges to execute rights under the Policy Riders; minus

•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive in Good Order at our Administrative Office all information required to process the claim for Death Benefit Proceeds, including,

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	15

but not limited to, satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a Last Survivor Policy, and any other information that we may reasonably require. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds is paid in one sum, we will pay interest on this sum as required by law. Any interest paid will be taxable to the Beneficiary as ordinary income.

We may further adjust the amount of the Death Benefit Proceeds or rescind the Policy in its entirety under circumstances of suicide and contestability.

When the Insured on a single life Policy or the younger Insured on a Last Survivor Policy reaches age 121, the death benefit is reduced to the Cash Surrender Value of the Policy. Charges will no longer be deducted from the Policy. Any loans present on the Policy will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail.

Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (the Company will calculate the amount of the death benefit proceeds as of the end of the date the person insured by the Policy dies); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•

the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (the Company will calculate the amount of the Death Benefit Proceeds as of the end of the date the person insured by the Policy dies); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount (Option A) or exceeds the Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the Insured (or, in the case of a Last Survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%

		95 through 120	100%

16	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

•	For Attained Ages not shown, the percentages will decrease pro rata each year. Start here

Under the Guideline Premium Test we will compute 2 premium limits that apply at issue. These are a Guideline Single Premium and a Guideline Level Premium. Under the Guideline Premium Limitation component of the Guideline Premium Test, your cumulative Premiums paid as of any date cannot exceed the greater of a) the Guideline Single Premium, or b) the sum of the Guideline Level Premiums.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s gender (in most cases), Underwriting Class, Issue Age, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in Good Order. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy Anniversary while your Policy is in force. Here’s how it works:

•	You must send us a request in Good Order to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.

•	We’ll send you a Policy endorsement or revised Policy pages after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured (on a single life Policy) or both Insureds (on a Last Survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.

•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the Initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured (on a single life Policy) or both Insureds (on a Last Survivor Policy) must be alive and you may need to give us satisfactory evidence of insurability.

•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Face Amount on the effective date of the change. The Underwriting Class for the increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured (on a single life Policy) or both Insureds (on a Last Survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•	We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	17

the change. A change from Option B to Option C will adjust the Face Amount by accumulated Premiums paid less Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.

•

We’ll adjust the Face Amount on the effective date of the change. The Underwriting Class for any increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive in Good Order at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy, and any other information that we may reasonably require. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy. If Death Benefit Proceeds are paid in a single sum, we pay interest on this sum as required by law. Any interest paid will be taxable to the Beneficiary.

Payment Methods. You can choose for your Beneficiaries to receive the Death Benefit Proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

Prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve (12) months or less. We will require you to submit acceptable proof to us of the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on last survivor Policy) terminal illness before we approve your application for the accelerated death benefit. Please note that if both Insureds on a last survivor Policy are alive and one Insured has a terminal illness, you cannot elect to accelerate the death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds reduced by:

•	one year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application;

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the available accelerated proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy is diagnosed with a terminal illness, you are not obligated to exercise this option as this is an optional benefit. We will not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement or any other form of public assistance. You can opt out of the accelerated death benefit process at any time prior to the benefit being paid.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the available proceeds before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in

18	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. In particular, decreasing the Face Amount may require us to, at some later date determined by the Test and the cumulative premiums paid, return premiums you have already paid each year to permit your Policy to satisfy the test and continue qualifying as life insurance. Decreasing the Face Amount may also cause your Policy to immediately become a MEC. If your Policy is not a MEC, reducing the Face Amount within the first 15 Policy Years may cause partial withdrawals, including withdrawals made “in anticipation” of the reduction, to be subjected to tax provisions under Code section 7702(f)(7).You should consult a tax adviser before Changing the Face Amount.

Increasing the Face Amount

•

You may increase the Face Amount by submitting an application and providing evidence of insurability for the Insured on a single life Policy or for both Insureds on a Last Survivor Policy satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

•

An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that the Insured on a single life Policy or both Insureds on a Last Survivor Policy are alive on that date.

•

On Policies issued on a single life basis we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider that is available under the Policy.

•

You may not increase the Face Amount on or after the Insured’s (on a single life Policy) or either Insured’s (on a Last Survivor Policy) Attained Age 91. The Insured on a single life Policy or both Insureds on a Last Survivor Policy must be alive on the date we receive your request in order to increase the Face Amount. If the Insured’s (on a single life Policy) or either Insured’s (on a Last Survivor Policy) Attained Age is 76 or older, there are additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit a request in Good Order to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	The Insured (or, in a Last Survivor Policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.

•

A decrease in Face Amount generally will decrease the Net Amount at Risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•

If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until we receive a request in Good Order at our Administrative Office with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your request in Good Order, at our Administrative Office subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your request in Good Order.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your request in Good Order unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	19

PARTIAL WITHDRAWALS

After the first Policy Year, you may withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.

•	The maximum partial withdrawal you may take is 100% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Allocation Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Allocation Options in proportion to the Policy Value attributable to each Allocation Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request in Good Order at our Administrative Office. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request in Good Order.

•	A partial withdrawal can affect the Face Amount, Death Benefit, and Net Amount at Risk (which is used to calculate the cost of insurance charge).

•	If a partial withdrawal could cause the Policy to fail to qualify as life insurance under the Code, you should either reduce the amount of the withdrawal or Surrender the Policy.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until we receive a request in Good Order with specific instructions that you do want to continue your Policy as a MEC.

•	No partial withdrawals may be taken or repaid after a Policy becomes “overloaned.” See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your request in Good Order at our Administrative Office. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Allocation Option you are transferring from, if less.

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy Year cannot exceed the greater of:

•	25% of the current balance in the Fixed Account; or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

•	It may take a number of years to transfer substantial value from the Fixed Account to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Allocation Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Allocation Options involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target Allocation Options in proportion to the amount transferred into each Allocation Option.

•

We process transfers to and from Investment Accounts based on Unit values determined at the end of the Business Day when we receive your transfer request in Good Order at our Administrative Office. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount into the Allocation Options you are transferring to in proportion to your transfer instructions.

•	TIAA Life reserves the right to limit transfers from Investment Accounts to the Fixed Account to $500,000 per year.

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TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market. As money is shifted in and out of these Allocation Options, we incur transaction costs, and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund because of the time zone differences in the operation of the markets.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, an Owner redeems or exchanges any monies out of an Allocation Option that holds shares of a Portfolio (other than an Allocation Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Allocation Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Allocation Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Allocation Option holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Allocation Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the Separate Account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisers who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Allocation Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program when we receive your request, in Good Order, at our Administrative Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	21

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Allocation Options” in the percentages selected. Limits on transfers out of the fixed account described in Transferring among investment options apply to transfers that are part of a dollar cost averaging program. You may have multiple target Allocation Options. If you do not select an Allocation Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt, in Good Order at our Administrative Office, of a request to start the program. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of a request to start the program that is in Good Order. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated. There is no additional charge to participate in a dollar cost averaging program. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

Dollar cost averaging will end if: we receive a request to cancel the participation that is in Good Order; the value of the Fixed Account or the Money Market Account is insufficient to make the transfer: or the specified number of transfers has been completed.

We may modify, suspend or discontinue the dollar cost averaging program at any time. We will give you at least 30 days advanced written notice if we discontinue the program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing a request in Good Order at our Administrative Office. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Allocation Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis. Limits on transfers out of the fixed account described in Transferring among investment options apply to transfers that are part of an automatic account rebalancing program.

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive a request to cancel your participation that is in Good Order. We reserve the right to terminate the availability of the automatic account rebalancing program. We will give you at least 30 days advanced written notice if we discontinue the program.

LOANS

While the Policy is in force, you may submit request in Good Order to borrow money from us—up to the maximum percentage set forth below—using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. A loan that is taken from, or secured by, a Policy, including any addition of unpaid interest to the loan may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value unless the Overloan Protection Endorsement is in effect.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Options. If you do not specify any particular Allocation Option, we will transfer the loan amount on a pro rata basis from all of your Allocation Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at a current annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1–10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual guaranteed interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with

22	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Allocation Options (per your instructions or pro rata to or from each of your Allocation Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) at policy termination. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. Transfers include: (a) interest earned on the Loan Account that is transferred to the Investment Accounts; (b) unpaid charged interest that is added to the loan; and (c) policy value that is transferred from the Investment Accounts to the Loan Account in the amount of charged interest added to the loan.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Options in accordance with your instructions, as contained in a request that we receive in Good Order at our Administrative Office. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless we receive a request, in Good Order, for the payments to be applied as loan repayments.

•

We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy.

•

If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period. See “Policy Lapse and Reinstatement.”

•

We normally pay the amount of the loan within 7 days after we receive, in Good Order at our Administrative Office, a request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans.  A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and will not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. The Lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET AND TELEPHONE REQUESTS

You can use our online account access feature to check your Allocation Option value and current allocation percentages, and make transfers. You will be led through the transaction process, and will use reasonable procedures to confirm that instructions given are genuine. All transactions made on our web site are electronically recorded. To use the online account access feature, access the TIAA Life Internet home page at www.tiaa.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 877-694-0305.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representatives, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	23

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits. The Lapse of your Policy may have tax consequences, whether or not you have an outstanding loan balance, and irrespective of any Reinstatement. You should consult with a tax adviser if you are considering allowing your Policy to Lapse.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is sufficient to cover any unpaid Monthly Charges, any excess of loan interest charged over Loan Account interest credited, and three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or one of the Insureds on a Last Survivor Policy is alive and within 3 years after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	A request for reinstatement that is in Good Order;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

For Policies issued on a Last Survivor basis, if only one person insured by the Policy is living, you can’t reinstate the Policy if the other person died while the Policy wasn’t in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Regulatory Charge. Reinstatement may not avoid any tax consequences created by a Lapse. Reinstatement more than 90 days after a lapse of a single life Policy, or at any time after the lapse of a Last Survivor Policy, may cause your Policy to become a MEC. You should consult a tax adviser before reinstating a Policy after a Lapse.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

The Policies are issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE FIXED ACCOUNT

The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 2.50%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. You can obtain our current Fixed Account rate by calling our Administrative Office.

The Fixed Account value will not share in the investment performance of our General Account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.50% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

24	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

We have not registered the Fixed Account with the SEC. Disclosure regarding the Fixed Account may be subject, however, to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account, and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio and currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, Individual and Institutional Services, LLC (“TC Services”) and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Furthermore, we (and our affiliates) receive additional compensation on assets invested in the TIAA-CREF proprietary funds because our affiliates receive payments from the Portfolios for investor advisory and/or other services. Thus, we may receive more revenue with respect to proprietary Portfolios than non-proprietary Portfolios.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	25

These arrangements may be a factor that we consider in including any Portfolios as Investment Accounts of the Separate Account.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We have added TIAA-CREF Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

Portfolio	Investment Manager	Investment Objective

TIAA-CREF Life Balanced Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.

TIAA-CREF Life Bond Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return through income primarily from investment grade fixed-income securities.

TIAA-CREF Life Growth Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Life Growth & Income Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

TIAA-CREF Life International Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, LLC.	Seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, LLC.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (ESG) criteria.

26	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Portfolio	Investment Manager	Investment Objective

TIAA-CREF Life Stock Index Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (sub-advisor)	Seeks capital appreciation.

ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (sub-advisor)	Seeks long-term growth of capital.

Credit Suisse Trust—Commodity Return Strategy Portfolio	Credit Suisse Asset Management LLC	Seeks total return

Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.

Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.

DFA VA Equity Allocation Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation

DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.

DFA VA International Small Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.

DFA VA International Value Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.

DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks a stable real return in excess of the rate of inflation with a minimum of risk.

DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.

DFA VA US Targeted Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.

DFA VIT Inflation Protected Securities Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor) DFA Australia Limited (sub-advisor)	Seeks to provide inflation protection and earn current income consistent with inflation-protected securities.

Franklin Income VIP Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Mutual Shares VIP Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation with income as a secondary goal.

Franklin Small-Mid Cap Growth VIP Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth.

Janus Henderson Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.

Janus Henderson Mid Cap Value Portfolio—Institutional Shares	Janus Capital Management LLC Perkins Investment Management LLC (sub-advisor)	Seeks capital appreciation.

John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC. Dimensional Fund Advisors LP (sub-advisor)	Seeks long-term capital appreciation.

Matson Money Fixed Income VI Portfolio	Matson Money, Inc.	Seeks total return, consisting of current income and capital appreciation.

Matson Money International Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	27

Portfolio	Investment Manager	Investment Objective

Matson Money U.S. Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.

MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.

MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Investment Advisers LLC	Seeks growth of capital.

PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-advisor)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	PGIM Investments LLC Jennison Associates LLC (sub-advisor)	Seeks long-term growth of capital.

Prudential Series Fund—Natural Resources Portfolio—Class II	PGIM Investments LLC, Allianz Global Investors U.S. LLC. (sub-advisor)	Seeks long-term growth of capital.

Prudential Series Fund—Value Portfolio—Class II	PGIM Investments LLC Jennison Associates LLC (sub-advisor)	Seeks capital appreciation.

PVC Equity Income Account—Class 1	Principal Global Investors, LLC Edge Asset Management, Inc. (sub-advisor)	Seeks to provide current income and long-term growth of income and capital.

Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LP	Seeks long-term growth of capital.

Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LP	Seeks long-term growth of capital.

T. Rowe Price® Health Sciences Portfolio I	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.

T. Rowe Price® Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	Seeks a high level of income consistent with moderate fluctuations in principal value.

Templeton Developing Markets VIP Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital growth.

Vanguard VIF Capital Growth Portfolio appreciation	PRIMECAP Management Company	Seeks to provide long-term capital appreciation.

Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of large capitalization stocks.

Vanguard VIF High Yield Bond Portfolio	Wellington Management Co. LLP	Seeks to provide a high level of current income.

Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Vanguard VIF Real Estate Index Portfolio	The Vanguard Group, Inc.	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real-estate related investments.

28	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Portfolio	Investment Manager	Investment Objective

Vanguard VIF Small Company Growth Portfolio	ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	Seeks to provide long term capital appreciation.

Vanguard VIF Total Bond Markets Value Trust	The Vanguard Group, Inc.	Seeks to track the performance of a broad, market-weighted bond index.

VY Clarion Global Real Estate Portfolio—Class I	Voya Investments, LLC, CBRE Clarion Securities LLC (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.

Wanger International	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Wanger Select	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Wanger USA	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Western Asset Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company (sub-advisor)	Seeks to maximize total return, consistent with the preservation of capital.

[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

These Portfolios are not available for purchase directly by the general public and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. If a Portfolio decides to liquidate, we will provide you with advance notice. If you do not provide us with instructions on where to transfer value in the liquidated Portfolio, we will transfer any remaining value to the TIAA-CREF Money Market Fund. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	29

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the Fixed Account.

To affect such transfers, we must receive your transfer request in Good Order at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your Policy. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Allocation Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) die(s) sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the General Account will be less than the interest rate credited in the Fixed Account.

REGULATORY CHARGE

We deduct a charge of 1.50% to 5.00%, depending on the state of contract issue, from each Premium to compensate us for applicable Federal, State and municipal taxes, and credit the remaining amount (the Net Premium) according to your allocation instructions.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Allocation Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Allocation Option pro rata from the other Allocation Options you have specified, unless you provide us with new instructions. If no Allocation Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Allocation Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

30	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has four components:

•	the monthly Cost of Insurance Charge;

•	the Administrative Charge

•	the Mortality & Expense Risk Charge; and

•	charges for any Riders (as specified in the applicable Rider).

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the death benefit. We may use part of the monthly Cost of Insurance charge to pay other legitimate costs arising from the issuance of the Policy. In some states, the Cost of Insurance charge may be divided into a cost of insurance charge and a common risk expense charge.

The charge depends on a number of variables (including Issue Age(s) of the Insureds, Underwriting Class(es), Policy Year, Policy Value, death benefit option, Face Amount, gender (in most states), and, whether the Policy is as single life or Last Survivor Policy) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the Net Amount at Risk for your Policy on the Monthly Charge Date.

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.002059836; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the Cost of Insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different Cost of Insurance rate may apply to the increase, based on the Insured’s (for a single life Policy) or each Insured’s (for a Last Survivor Policy) circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each Net Amount at Risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, Policy Fees and charges, the death benefit option, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on the Insured’s (for a single life Policy) or each Insured’s (for a Last Survivor Policy) Underwriting Class(es), Issue Age(s), Face Amount, death benefit option, number of full years insurance has been in force, gender (in most states), and, whether the Policy is as single life or Last Survivor Policy. The rates do not change upon the first death. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2017 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker, Male or Female. For Insureds with Issue Ages less than 18, these guaranteed rates are based on the 2017 Commissioners Standard Ordinary Mortality Table, Age Last Birthday,, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured’s (for a single life Policy) or each Insured’s (for a Last Survivor Policy) Attained Age(s), Underwriting Class(es), Policy Year and the 2017 Commissioners Standard Ordinary Mortality Table for Males. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same gender, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	31

•	Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Administrative Charge. We deduct an administrative charge which is a percentage of the Face Amount for ten years. For last survivor policies, the charge is based upon the age of the older insured. If the face amount is increased, an additional administrative charge will be assessed, on the new layer of coverage above the original amount. Any remaining monthly administrative charges on the original face amount will still be assessed. The administrative charge will not change for a face amount decrease.

Mortality & Expense Risk Charge. We deduct the current Mortality and Expense Risk Charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. If the Mortality and Expense Risk Charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit, and we may use these profits for any legitimate corporate purpose. We will pay a fee from our General Account assets, which may include amounts derived from the Mortality and Expense Risk Charge, to TC Services, the principal underwriter of the Policy.

The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this Mortality and Expense Risk Charge monthly at the following annual rates:

•	0.90% if the value of Units in all Investment Accounts is less than $100,000;

•	0.60% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.24% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.24% regardless of the value of Units in all Investment Accounts.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Allocation Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•

For purposes of assessing the transfer charge, we consider each transfer request received in Good Order at our Administrative Office to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the Allocation Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT CHARGE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the yield on a 90-day Treasury bill on the date we approve your application for this benefit) and minus an administrative expense charge not to exceed $200 to reimburse us for our costs to administer the accelerated death benefit. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at a current interest rate of 5%. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a current fixed annual earned interest rate of 4.35% for Policy Years 1–10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each portfolio before TIAA Life is provided with the Portfolio’s net asset value. TIAA Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Allocation Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all

32	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Allocation Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the Face Amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code and described above in the Policy Benefits-Choice of Tax Test, Death Benefit Options-Choice of Tax Test, and Policy Risks-Tax Risks sections. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, Owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfers and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, and will not receive ordinary income until there is a distribution. Additionally, the tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a Last Survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend, in part on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). MEC status is primarily determined using “7-pay premiums,” as provided in Code section 7702A. The “7-pay premium” is calculated at issue and re-determined each time there is a “material change” in your Policy. The “seven-pay premium” is the level annual premium that, if paid for 7 years, would be expected to fully pay for all future life insurance and endowment

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	33

benefits under the Policy under a set of assumptions prescribed by the Code which may not be the actual cost or earnings applied to your Policy. The “7-pay limit” is the sum of “7-pay premiums” as of the end of any year in the applicable MEC testing period. If actual premiums paid exceed the “7-pay limit”, the policy would become a MEC. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc.

MEC status is generally tested during the first 7 Policy years and during the first 7 Policy years following a “material change.”

A material change can occur, for example, when there is an increase in the death benefit. Guidance is limited as to other events that may be considered to be a “material change” and we may not be able to identify every transaction that the IRS would treat as a material change.

Your Policy will immediately become a MEC if funded by a 1035 Exchange from a MEC.

Reducing the Face Amount during the first 7 Policy years, or at any time for a Last Survivor Policy would require retroactive recalculation of the “7-pay limit” and could cause your Policy to immediately become a MEC. This includes testing if your policy lapses and is reinstated more than 90 days after lapse for a single life Policy or anytime for a Last Survivor Policy.

You should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during and after the Policy Year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•

Loans taken from or secured by a Policy classified as a MEC are treated as taxable distributions The investment in the Policy is increased by the amount of ordinary income created by the loan. Accrued and unpaid loan interest added to the loan balance as provided in Loans-Loan Conditions above is treated as an additional taxable distribution.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, as described in “Death Benefit—Changing the Face Amount,” certain distributions made before or after a Face Amount reduction during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax that applies to MECs.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution. If an Owner of the Policy who is not an Insured dies, the successor Owner’s investment in the Policy may be increased, generally to the fair market value on the date of death, under general rules for increase in the basis of property held by a decedent. The IRS has not issued specific guidance concerning the availability of any such increases. You should consult your personal tax adviser.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan

34	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Protection Endorsement (see section “Riders and Endorsements”), you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. We are required to withhold federal income taxes on the taxable portion of all distributions unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Policy. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. Special withholding rules and forms apply to foreign persons. In addition, some states have enacted legislation requiring withholding. You should consult your tax adviser about withholding in the context of your overall tax situation.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Special forms and procedures will apply to document the U.S. tax status of the Owner and any entitlement to tax treaty benefits. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract, an endowment contract (an obsolete form of insurance, not to be confused with a MEC), or a long term care insurance contract. Contracts subject to tax rules in effect prior to certain legislative changes that are exchanged for new contracts may be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract. It is the employer’s responsibility to (i) verify the eligibility of the intended Insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements. Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

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Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the exception to pro rata interest expense disallowance provided in Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also independently qualify for the exception provided by Section 264(f)(4) of the Code. Therefore, it would be advisable to consult with a tax adviser before entering into a policy exchange transaction.

In all events, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy owned the Policy. If the Owner was not the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on a last survivor Policy) estate if the Insured (on a single life Policy) or the Last Surviving Insured (on a Last Survivor Policy) neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. The federal estate tax, gift tax and generation-skipping tax exemption is $11.4 million for 2019. The maximum federal estate tax, gift tax and generation-skipping transfer tax rate is 40%. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. Please note, a deceased spouse’s estate may transfer any unused portion of the deceased spouse’s exemption to a surviving spouse.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Tax on Net Investment Income. A 3.8% tax applies on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly and qualifying widows with dependent children, $125,000 for married couples filing separately, and $200,000 for everyone else). Taxable distributions from life insurance policies over allowable deductions are included in net investment income. You should consult a tax adviser.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Tax Treatment of Policy Split. The Policy Split Rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the Policy Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the Policy Split Rider.

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that

36	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

Enacted Tax Legislation. On December 22, 2017, H.R. 1 was enacted into law as P.L. 115-77 (popularly known as the “Tax Cuts and Jobs Act”) permanently cutting the corporate tax rate from 35% to 21%, temporarily reducing individual tax rates and providing a partial deduction for certain income earned by pass-through entities until 2026, while making fundamental changes to the taxation of foreign persons and income. To broaden the income tax base to pay for the rate cuts and pass-through income deduction many corporate deductions have been eliminated or modified and many individual deductions suspended until 2016. With most provisions effective on January 1, 2018 the Joint Committee on Taxation (JCT) estimates that the Act will increase the federal deficit by approximately $1.5 trillion over 10 years. The JCT also estimates that the Act will result in some economic growth over the same period. While the Act is expected to have effects on the economy that will impact interest rates and investment performance, we cannot predict those effects. You should discuss the possibility of such impact with your financial adviser.

The individual provisions of the Act may impact your personal tax situation, including the benefit of tax-deferral. You should discuss the impact of the Act on your personal tax situation with your tax adviser.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be elected when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Charitable Giving Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider provides that an amount equal to 1.00% of the base Face Amount of a Policy, but no greater than $100,000, will be paid to an institution you designate, that is accredited as a charity with the IRS under Section 501(c)(3) upon the death of the Insured on a single life Policy or the Last Surviving Insured on a Last Survivor Policy. This amount is in addition to the full Death Benefit Proceeds of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount. The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated institution by submitting a request in Good Order. The Owner may terminate this Rider at any time by submitting a request in Good Order. There is no additional charge for this Rider. The Charitable Giving Benefit may have tax consequences, especially if the Policy is held in a trust. You should consult your tax adviser.

Overloan Protection Endorsement. This optional Endorsement is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Endorsement guarantees the Policy will not Lapse if it ever becomes overloaned. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The Attained Age of the Insured on a single life Policy or the younger Insured on a Last Survivor Policy is at least 65.

•	Either the Policy tax test is the Guideline Premium Test, and the premiums paid, as defined by the test, are zero, or the Policy tax test is the Cash Value Accumulation Test.

•

The Outstanding Loan Amount divided by the Policy Value reaches an overloan limit that may vary by Attained Age, gender, and Underwriting Class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy.

After the Policy becomes overloaned, no Premiums may be paid, no withdrawals may be taken, no new loans may be taken or repaid, and no advisory fees will be deducted. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. No Monthly Charges will be deducted. There is no Monthly Charge to add this Endorsement to the Policy. However, if this Policy changes to overloaned status, at that time, the Policy Value will be reduced to equal the outstanding loan and moved to a fixed interest Loan Account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 2.50%. Policy loan interest will continue to accrue at the same 2.50% rate.

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While this Endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

Example:

A policy with a $750,000 Face Amount is issued on a 45 year old Insured and the Cash Value Accumulation Test is chosen (CVAT). The endorsement shows the following Overloan Limits:

Attained Age	Overloan Limit
0 to 74	92%
75 to 84	92%
85 to 94	93%

95 and higher	96%

The owner pays premium, borrows against the policy and after 20 years, the Policy Value is $100,000 and the Loan Amount is $92,000. Because the loan amount is 92% of the Policy Value, the policy is at the overloan limit for an Insured with an attained age of 65. Since all the conditions have been met, the policy status becomes overloaned. The Policy Value is reduced from $100,000 to $92,000 to match the loan amount and begins to be credited interest at a fixed annual effective rate of 2.5%. The charged loan interest rate also becomes 2.5% allowing the loan and the Policy Value to continue to grow at the same rate and remain equal. No payments may be made into the Policy and no deductions or withdrawals may come out of the Policy. The death benefit is reduced from $750,000 to $168,694, the minimum death benefit for this tax test, Policy Value and Insured’s characteristics. The minimum death benefit will change over time as the insured ages and the Policy Value grows.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis for applicants Issue Ages 18–60, and must be elected at the time of application and prior to Policy issue. For Insureds under age 18, we will allow this Rider to be added to the Policy at the Insured’s Attained Age 18. This Rider waives the Monthly Charge that becomes due while the Insured is Totally Disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge for this Rider each month as part of the Monthly Charge. If you select this Rider, we increase the Monthly Charge by a percentage that depends on the Issue Age, Policy Year, and, in most states, gender of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each person insured by the Policy without evidence of insurability. Both people insured by the Policy must be living. There is no charge for this Rider, which is automatically included with your Policy.

The Owner can apply for an exchange when one of the following happens:

•

the two people insured by the Policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction. You must apply for the exchange between six months and one year after the effective date of the decree.

•

a partnership between the two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves. You must apply for the exchange between six months and one year after the effective date of the dissolution.

The Policy and this option must be in force, and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange.

Each new Policy will be based on the gender, age and most recent Underwriting Class of each person insured by the Policy on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Face Amount of each new Policy will be equal to half of the current Face Amount of the Policy, adjusted for any loans. The death benefit option of each new Policy will be the same as for the Policy.

If there is only one eligible insured, a new Policy may be issued on that insured. In these situations, the new Policy will continue to be half of the face amount of the Last Survivor Policy, and the policy value less any outstanding loan amount in this Policy will be applied entirely to the new policy.

We’ll deduct any Outstanding Loan Amount for the Policy from your value. We’ll then transfer the remaining Policy Value equally to each new Policy on the date of the exchange.

The coverage under this option will end on the date the Owner ends or Surrenders the Policy.

The tax consequences of exercising the Policy Split Rider are uncertain and we will report any such exercise as a taxable event. You should consult a tax adviser before exercising the Policy Split Rider.

SALE OF THE POLICY

TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the

38	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services’ main offices are at 730 Third Avenue, New York, New York 10017-3206. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales commissions are paid in connection with the distribution of the Policies. Although the Company will pay Services a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge.

ADDITIONAL INFORMATION

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive at our Administrative Office all necessary forms and documentation in Good Order, including proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise lawfully suspends payment or redemption of its shares; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with liquidation of the Fund or as a result of Fund liquidity levels, we will delay payment of any transfer, partial withdrawal, loan, surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund pays redemption proceeds.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of a request in Good Order, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

Neither the Separate Account, the Company nor TC Services, is involved in any legal action nor any pending or threatened lawsuits that it believes will have a materially adverse impact on the Separate Account, the ability of TC Services to perform its contract with the Separate Account, or the ability of TIAA Life to meet its obligations under the Policies.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	39

OTHER INFORMATION

Customer Inquiries and Complaints. Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 877-694-0305. Written customer complaints should be mailed to the Administrative Office.

Cybersecurity Risks. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and your contract value. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

Unclaimed and Abandoned Property. Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances. Policy Owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday–Friday at 877 694-0305; or 24 hours a day via our website www.tiaa.org.

GLOSSARY

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; for overnight delivery use TIAA-CREF Life Insurance Company, Administrative Office, 6425 Powers Ferry Rd. Suite 300, Atlanta GA 30339. Our telephone number is 877 694-0305; our fax number is 770 690-1803. You may access your account electronically via the Internet through TIAA Life’s Internet home page at www.tiaa.org.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Allocation Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended.

Cost of Insurance  A Monthly Charge deducted from your Policy Value to compensate us for providing the death benefit.

Company (We, Us, Our, TIAA Life)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a Last Survivor Policy. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

40	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured on a single life Policy or the younger Insured on a Last Survivor Policy reaches Attained Age 121. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our General Account. Policy Value allocated to the Fixed Account earns interest at a rate that will never be lower than a guaranteed minimum annual effective rate of 2.50%.

General Account  All of TIAA Life’s assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Good Order  This means the actual receipt by us, at our Administrative Office, of the instructions relating to a transaction in writing—or when appropriate by telephone or via the Internet—along with all completed forms, documents, information and supporting legal documentation (including any required consents) we require to effect the transaction. Such instructions include, but would not be limited to, a withdrawal request, a request to surrender your Policy, a transfer request, a death benefit claim, and any other administrative request or election you make pursuant to the terms of the Policy or as otherwise noted in the Prospectus. To be “in Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. With respect to purchase requests, Good Order also generally includes receipt by us of sufficient funds to effect the transaction. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required for us to complete a transaction request.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

IRS  The Internal Revenue Service in the United States Department of the Treasury.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a Last Survivor Policy.

Last Survivor Policy  A Policy insuring two lives where the Death Benefit Proceeds are payable upon the death of the last surviving insured.

Loan Account  The account within our General Account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the Cost of Insurance Charge, the administrative charge, the Mortality & Expense Risk Charge, and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Mortality and Expense Risk Charge  Monthly charges deducted from the Policy Value to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.002059836; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Regulatory Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	41

Policy Value  The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Regulatory Charge  A charge deducted from each Premium payment to compensate us for applicable Federal, State and municipal taxes.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period may vary by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender  To cancel the Policy by sending a request from the Owner or the Owner’s assignee that is in Good Order, and by returning the Policy to us at our Administrative Office.

Totally Disabled  Under the Waiver of Monthly Charges Rider: During the first two years of the disability, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of the regular job or occupation he or she was trained for at the time the disability began. After two years of being disabled, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of any job that he or she is reasonably qualified for based on education, training or experience.

Underwriting Class  A class we assign to the Insured on a single life Policy or both Insureds on a last survivor Policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

42	Prospectus Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information

B-2	The Policy

B-2	Our Right to Contest the Policy

B-2	Policy Cost Factors

B-3	Additional Ownership Rights

B-3	Additional Information on Dollar Cost Averaging

B-4	Suicide Exclusion

B-4	Misstatement of Age or Sex

B-4	Policy Termination

B-4	Additional Information on Sales of the Policies

B-4	Illustrations

B-5	Performance Data

B-5	Total Returns
B-6	Additional Information

B-6	Legal Developments Regarding Unisex Actuarial Tables

B-6	Reports to Owners

B-7	Safekeeping of Account Assets

B-7	Records

B-7	Legal Matters

B-7	Experts

B-7	Additional Information about the Company

B-8	Additional Information about the Separate Account

B-8	Management-Related Service Contracts

B-8	Potential Conflicts of Interest

B-8	Other Information

B-8	Financial Statements

B-9	Index to Financial Statements

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 Prospectus	43

For more information about Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

How to Reach Us

TIAA life Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8 a.m. to 6 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-10393

AXXXX

(5/19)

Statement of Additional Information

Intelligent Life VUL 2.0

Intelligent Life Survivorship VUL 2.0

Flexible Premium Individual Variable Universal

Life Insurance Policy and Flexible Premium Last

Survivor Variable Universal Life Insurance Policy

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2019

This Statement of Additional Information (“SAI”) contains additional information regarding an individual flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA Life”). We issue the Policy on either a single life basis—as Intelligent Life VUL 2.0—or a last survivor life basis—as Intelligent Life Survivorship VUL 2.0. This SAI is not a prospectus and should be read together with the prospectus for the Policy dated May 1, 2019 and the prospectuses for the mutual funds that serve as Allocation Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of contents for the statement of additional information

Additional policy information

The policy

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our right to contest the policy

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured(s), we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

Policy cost factors

We may change monthly Cost of Insurance rates, Administrative Charges, Regulatory Charges, Mortality and Expense Risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

B-2	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Additional ownership rights

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and changing the beneficiary

•

You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Surviving Insured dies on a last survivor Policy) in the application.

•

There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in a request that is made in Good Order.

•

If no primary Beneficiaries survive the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in a request that is made in Good Order.

•

If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•

You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing a request in Good Order to us at any time while an Insured is alive.

•

The change in revocable Beneficiary is effective as of the date of your request in Good Order, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive your request in Good Order at our Administrative Office.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your request in Good Order at our Administrative Office.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the owner

•

You may change the Owner by providing a request in Good Order to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•

The change in Owner is effective as of the date of your request in Good Order, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive your request in Good Order at our Administrative Office.

•	We are not liable for any payment or other actions we take before we receive your request in Good Order at our Administrative Office.

•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the policy

•	You may assign Policy rights while an Insured is alive by submitting a request in Good Order to us. You retain any ownership rights that are not assigned.

•

An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive, in Good Order at our Administrative Office, a request for the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive, in Good Order at our Administrative Office, a request for the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Additional information on dollar cost averaging

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-3

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

Suicide exclusion

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate, and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a Death Benefit Option change, the Policy will terminate, and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional Cost of Insurance, Administrative Charge, and Rider charges associated with such increase  or change.

Misstatement of age or sex

If we discover that the age or gender of the person insured by the policy is incorrect, we will adjust the death benefit before we calculate the Death Benefit Proceeds. The death benefit will be the amount that you could have bought with your last monthly Cost of Insurance charge at the correct age or gender. If you have any riders, the death benefit for them will be the amount that you could have bought with your last monthly rider charge at the correct age or gender. However, in most states, if we discover such misstatement while an Insured is living, we may retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or gender of the Insured.

Policy termination

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

Additional information on sales of the policies

TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of Teachers Insurance and Annuity Association of America (TIAA), which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services’ main offices are at 730 Third Avenue, New York, New York 10017-3206.

We offer the Policies to the public on a continuous basis through TC Services. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering. TC Services offers the Policies through its sales representatives. Sales representatives must be registered representatives of TC Services or another entity that has entered into a selling agreement with TC Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the Policies. However, registered investment advisers that are unaffiliated with the Separate Account, TC Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TC Services a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2018, we paid TC Services $5,317,911. During fiscal year 2017, we paid TC Services $3,164,750. During fiscal year 2016, we paid TC Services $3,233,198. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Illustrations

We may provide illustrations for the death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person or for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Allocation Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios and your Policy loan and partial withdrawal history.

B-4	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

Performance data

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for the death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Morningstar Annuity Research Center (“MARC” formerly “VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and MARC each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, MARC prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and MARC, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

Total returns

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-5

investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the Mortality and Expense Risk charge (“Common Charges”). However, charges such as the monthly Cost of Insurance charge and Administrative Charge (which are based on factors, such as gender, Issue Age, Underwriting Class, Policy Year, Policy Value, Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Regulatory Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

Additional information

Legal developments regarding unisex actuarial tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of gender-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

Reports to owners

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Allocation Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

B-6	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Safekeeping of account assets

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

Records

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

Legal matters

All matters of applicable state and federal law pertaining to the Policies, including TIAA Life’s right to issue the contracts, have been passed upon by Ken Reitz, General Counsel of TIAA Life.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VLI-1. PricewaterhouseCoopers LLP is also the independent registered public accounting firm, of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate Account Financial Statements

The financial statements of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2018 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 214 North Tryon Street, Suite 4200, Charlotte, NC 28202, given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information about the company

We are a stock life insurance company incorporated under the laws of the state of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the state of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the state of New York in 1952.

Together, TIAA and CREF, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York State Department of Financial Services (“Department”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-7

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

Additional information about the separate account

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the Department and the insurance departments of some other jurisdictions in which the Policy is offered.

Management-related service contracts

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA Life. TIAA Life, on behalf of the Separate Account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account. McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2018, 2017, and 2016, TIAA Life provided total compensation for product administrative services of $5,682,691, $6,059,117 and $7,114,744, respectively, for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2018, 2017, and 2016, TIAA Life paid custody fees of $400,950, $392,981, and $389,700, respectively. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2018, 2017, and 2016, TIAA Life provided total compensation for trade settlement services of $69,165, $67,580 and $68,772, respectively.

Potential conflicts of interest

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

Other information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, W., Washington, DC 20549-0102.

Financial statements

Audited financial statements of the Separate Account, TIAA Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on TIAA Life’s ability to meet its obligations under the Policies nor on the investment performance of the assets held in the Separate Account.

B-8	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-9

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contractowners of TIAA-CREF Life Separate Account VLI-1

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-1 indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the TIAA-CREF Life Separate Account VLI-1 as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	Matson Money International Equity VI Portfolio(1)

TIAA-CREF Life Bond(1)	Matson Money U.S. Equity VI Portfolio(1)

TIAA-CREF Life Growth Equity(1)	MFS Global Equity Series—Initial Class(1)

TIAA-CREF Life Growth & Income(1)	MFS Growth Series—Initial Class(1)

TIAA-CREF Life International Equity(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

TIAA-CREF Life Large-Cap Value(1)	MFS Utilities Series—Initial Class(1)

TIAA-CREF Life Money Market(1)	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class(1)

TIAA-CREF Life Real Estate Securities(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

TIAA-CREF Life Social Choice Equity(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional(1)

TIAA-CREF Life Stock Index(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

Calamos Growth & Income Portfolio(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

Clearbridge Variable Aggressive Growth Portfolio—Class I(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

Clearbridge Variable Small Cap Growth Portfolio—Class I(1)	PVC Equity Income Account—Class 1(1)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	PVC MidCap Account—Class 1(1)

Delaware VIP Diversified Income Series—Standard Class(1)	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II(1)

Delaware VIP International Value Equity Series—Standard Class(1)	Prudential Series Fund—Natural Resources Portfolio—Class II(1)

Delaware VIP Small Cap Value Series—Standard Class(1)	Prudential Series Fund—Value Portfolio—Class II(1)

DFA VA Equity Allocation Portfolio(2)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

DFA VA Global Bond Portfolio(1)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

DFA VA Global Moderate Allocation Portfolio(1)	T. Rowe Price Health Sciences Portfolio I(1)

DFA VA International Small Portfolio(1)	T. Rowe Price Limited-Term Bond Portfolio(1)

DFA VA International Value Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

DFA VIT Inflation Protected Securities Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF Real Estate Index Portfolio(1)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF Small Company Growth Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	VY Clarion Global Real Estate Portfolio—Class I(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	Wanger International(1)

Janus Henderson Mid-Cap Value Portfolio—Institutional Shares(1)	Wanger Select(1)

John Hancock Emerging Markets Value Trust(1)	Wanger USA(1)

Matson Money Fixed Income VI Portfolio(1)	Western Asset Variable Global High Yield Bond Portfolio—Class I(1)

(1)	Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017.
(2)

Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period July 24, 2017 (commencement of operations) through December 31, 2017.

Basis for opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the TIAA-CREF Life Separate Account VLI-1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the sub-accounts in the TIAA-CREF Life Separate Account VLI-1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

B-10	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 26, 2019

We have served as the auditor of one or more of the sub-accounts in TIAA-CREF Life Separate Account VLI-1 since 2005.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$1,304,562	$3,975,932	$6,052,167	$6,469,872	$7,582,016

Total assets	$1,304,562	$3,975,932	$6,052,167	$6,469,872	$7,582,016

NET ASSETS—Accumulation fund	$1,304,562	$3,975,932	$6,052,167	$6,469,872	$7,582,016

Investments, at cost	$1,278,409	$4,037,320	$4,963,176	$6,301,600	$8,316,529

Shares held in corresponding Funds	119,247	399,190	440,799	416,337	1,072,421

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$44.28	$66.42	$28.72

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	29.07	35.29	39.85	57.56	24.49

Mortality & Expense Charge Band 2	29.50	36.70	41.43	59.86	25.48

Mortality & Expense Charge Band 3	29.94	38.18	43.07	62.27	26.50

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$319	$89,029	$23,305	$64,664	$98,936

Expenses

Administrative expenses	—	—	8,147	8,507	5,179

Mortality and expense risk charges	9,354	24,986	22,814	27,168	44,778

Total expenses	9,354	24,986	30,961	35,675	49,957

Net investment income (loss)	(9,035)	64,043	(7,656)	28,989	48,979

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	8,744	(29,305)	329,348	249,660	432,752

Capital gain distributions	6,617	—	420,705	451,675	—

Net realized gain (loss)	15,361	(29,305)	750,053	701,335	432,752

Net change in unrealized appreciation (depreciation) on investments	(89,468)	(94,095)	(800,534)	(1,263,416)	(2,827,799)

Net realized and unrealized gain (loss) on investments	(74,107)	(123,400)	(50,481)	(562,081)	(2,395,047)

Net increase (decrease) in net assets from operations	$(83,142)	$(59,357)	$(58,137)	$(533,092)	$(2,346,068)

B-12	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$2,675,364	$13,510,910	$2,904,658	$1,794,393	$1,982,051

Total assets	$2,675,364	$13,510,910	$2,904,658	$1,794,393	$1,982,051

NET ASSETS—Accumulation fund	$2,675,364	$13,510,910	$2,904,658	$1,794,393	$1,982,051

Investments, at cost	$3,039,751	$13,510,910	$3,128,648	$2,117,486	$1,808,858

Shares held in corresponding Funds	215,755	13,510,910	235,959	144,592	132,313

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$62.57

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	57.59	1.03	60.84	64.07	52.39

Mortality & Expense Charge Band 2	59.90	1.07	63.28	66.64	54.49

Mortality & Expense Charge Band 3	62.31	1.11	65.82	69.31	—

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$43,609	$208,064	$57,834	$12,924	$36,109

Expenses

Administrative expenses	—	—	—	—	2,606

Mortality and expense risk charges	20,293	79,338	19,590	14,493	8,191

Total expenses	20,293	79,338	19,590	14,493	10,797

Net investment income (loss)	23,316	128,726	38,244	(1,569)	25,312

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(8,729)	—	(51,567)	103,135	26,200

Capital gain distributions	230,065	—	104,305	229,786	105,689

Net realized gain (loss)	221,336	—	52,738	332,921	131,889

Net change in unrealized appreciation (depreciation) on investments	(707,157)	—	(251,000)	(592,059)	(292,537)

Net realized and unrealized gain (loss) on investments	(485,821)	—	(198,262)	(259,138)	(160,648)

Net increase (decrease) in net assets from operations	$(462,505)	$128,726	$(160,018)	$(260,707)	$(135,336)

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth & Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Sub-Account

ASSETS

Investments, at value	$39,094,653	$482,620	$2,238,877	$511,926	$15,002

Total assets	$39,094,653	$482,620	$2,238,877	$511,926	$15,002

NET ASSETS—Accumulation fund	$39,094,653	$482,620	$2,238,877	$511,926	$15,002

Investments, at cost	$37,398,313	$498,563	$2,564,925	$600,877	$16,745

Shares held in corresponding Funds	1,781,889	34,448	96,963	21,437	4,323

UNIT VALUE

Flexible Premium Variable Universal Life	$78.23	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	63.57	25.40	19.86	38.22	15.06

Mortality & Expense Charge Band 2	66.12	26.42	20.57	39.73	15.29

Mortality & Expense Charge Band 3	68.78	27.47	21.30	41.30	—

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth & Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$656,904	$6,805	$14,027	$—	$1,231

Expenses

Administrative expenses	10,346	—	—	—	—

Mortality and expense risk charges	230,845	3,021	14,112	3,454	312

Total expenses	241,191	3,021	14,112	3,454	312

Net investment income (loss)	415,713	3,784	(85)	(3,454)	919

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,302,043	2,786	9,323	101,859	(1,338)

Capital gain distributions	291,019	21,235	143,466	58,703	—

Net realized gain (loss)	3,593,062	24,021	152,789	160,562	(1,338)

Net change in unrealized appreciation (depreciation) on investments	(6,589,593)	(52,542)	(351,068)	(154,500)	(2,972)

Net realized and unrealized gain (loss) on investments	(2,996,531)	(28,521)	(198,279)	6,062	(4,310)

Net increase (decrease) in net assets from operations	$(2,580,818)	$(24,737)	$(198,364)	$2,608	$(3,391)

B-14	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Delaware VIP Diversified Income Series—Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

ASSETS

Investments, at value	$1,984,126	$2,133,311	$2,520,424	$9,466,466	$2,744,586

Total assets	$1,984,126	$2,133,311	$2,520,424	$9,466,466	$2,744,586

NET ASSETS—Accumulation fund	$1,984,126	$2,133,311	$2,520,424	$9,466,466	$2,744,586

Investments, at cost	$2,034,138	$2,373,778	$2,908,677	$10,741,904	$2,845,003

Shares held in corresponding Funds	198,611	198,817	76,936	993,333	265,948

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	15.32	21.60	61.63	24.42	26.55

Mortality & Expense Charge Band 2	15.93	22.45	64.07	24.53	27.09

Mortality & Expense Charge Band 3	16.56	23.34	66.61	24.64	27.64

	Delaware VIP Diversified Income Series—Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$71,506	$63,046	$23,796	$175,663	$129,676

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	12,442	14,413	16,373	37,718	17,656

Total expenses	12,442	14,413	16,373	37,718	17,656

Net investment income (loss)	59,064	48,633	7,423	137,945	112,020

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(48,232)	73,095	39,163	(58,501)	(19,950)

Capital gain distributions	—	—	202,370	52,487	—

Net realized gain (loss)	(48,232)	73,095	241,533	(6,014)	(19,950)

Net change in unrealized appreciation (depreciation) on investments	(72,330)	(571,032)	(756,183)	(1,357,361)	(56,903)

Net realized and unrealized gain (loss) on investments	(120,562)	(497,937)	(514,650)	(1,363,375)	(76,853)

Net increase (decrease) in net assets from operations	$(61,498)	$(449,304)	$(507,227)	$(1,225,430)	$35,167

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

ASSETS

Investments, at value	$5,111,812	$5,064,261	$7,250,502	$3,660,660	$9,853,999

Total assets	$5,111,812	$5,064,261	$7,250,502	$3,660,660	$9,853,999

NET ASSETS—Accumulation fund	$5,111,812	$5,064,261	$7,250,502	$3,660,660	$9,853,999

Investments, at cost	$5,501,486	$6,198,676	$8,306,642	$3,673,696	$11,088,772

Shares held in corresponding Funds	440,294	482,770	662,146	359,593	437,761

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	28.73	34.61	30.50	24.53	47.22

Mortality & Expense Charge Band 2	29.18	35.31	31.12	25.02	48.17

Mortality & Expense Charge Band 3	29.63	36.02	31.74	25.53	49.14

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$105,547	$98,185	$211,472	$54,310	$245,738

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	29,570	33,260	42,874	15,724	57,597

Total expenses	29,570	33,260	42,874	15,724	57,597

Net investment income (loss)	75,977	64,925	168,598	38,586	188,141

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	234,830	211,271	340,363	1,061	501,608

Capital gain distributions	15,017	256,862	21,882	—	241,817

Net realized gain (loss)	249,847	468,133	362,245	1,061	743,425

Net change in unrealized appreciation (depreciation) on investments	(718,998)	(1,787,114)	(1,947,708)	1,781	(2,361,545)

Net realized and unrealized gain (loss) on investments	(469,151)	(1,318,981)	(1,585,463)	2,842	(1,618,120)

Net increase (decrease) in net assets from operations	$(393,174)	$(1,254,056)	$(1,416,865)	$41,428	$(1,429,979)

B-16	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	Franklin Income VIP Fund— Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small- Mid Cap Growth VIP Fund— Class 1 Sub-Account

ASSETS

Investments, at value	$5,083,638	$603,059	$732,351	$817,144	$640,434

Total assets	$5,083,638	$603,059	$732,351	$817,144	$640,434

NET ASSETS—Accumulation fund	$5,083,638	$603,059	$732,351	$817,144	$640,434

Investments, at cost	$6,364,310	$622,762	$757,170	$945,597	$732,483

Shares held in corresponding Funds	333,135	62,558	47,992	46,140	37,584

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	42.65	24.58	28.60	30.50	43.86

Mortality & Expense Charge Band 2	43.51	24.76	29.75	31.72	45.60

Mortality & Expense Charge Band 3	44.39	24.95	30.94	33.00	47.40

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	Franklin Income VIP Fund— Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small- Mid Cap Growth VIP Fund— Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$59,375	$12,616	$34,283	$23,881	$—

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	34,125	3,808	5,029	6,068	4,020

Total expenses	34,125	3,808	5,029	6,068	4,020

Net investment income (loss)	25,250	8,808	29,254	17,813	(4,020)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	168,004	(2,447)	465	16,555	20,877

Capital gain distributions	345,666	—	—	33,289	65,934

Net realized gain (loss)	513,670	(2,447)	465	49,844	86,811

Net change in unrealized appreciation (depreciation) on investments	(1,554,064)	(17,902)	(65,465)	(150,712)	(129,653)

Net realized and unrealized gain (loss) on investments	(1,040,394)	(20,349)	(65,000)	(100,868)	(42,842)

Net increase (decrease) in net assets from operations	$(1,015,144)	$(11,541)	$(35,746)	$(83,055)	$(46,862)

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account

ASSETS

Investments, at value	$1,454,924	$1,027,182	$361,056	$2,433,492	$1,093,627

Total assets	$1,454,924	$1,027,182	$361,056	$2,433,492	$1,093,627

NET ASSETS—Accumulation fund	$1,454,924	$1,027,182	$361,056	$2,433,492	$1,093,627

Investments, at cost	$1,603,317	$1,208,282	$354,177	$2,694,493	$1,120,186

Shares held in corresponding Funds	41,333	72,953	13,518	272,813	45,005

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	80.48	31.47	47.26	26.82	24.38

Mortality & Expense Charge Band 2	83.70	32.73	49.15	27.15	24.74

Mortality & Expense Charge Band 3	87.05	34.04	51.12	27.48	25.10

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$15,564	$7,333	$69,724	$24,689

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	11,647	8,968	2,947	14,573	7,566

Total expenses	11,647	8,968	2,947	14,573	7,566

Net investment income (loss)	(11,647)	6,596	4,386	55,151	17,123

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	149,188	5,816	9,137	130,723	(2,577)

Capital gain distributions	239,154	148,865	—	—	215

Net realized gain (loss)	388,342	154,681	9,137	130,723	(2,362)

Net change in unrealized appreciation (depreciation) on investments	(360,021)	(321,445)	(79,018)	(557,083)	(15,714)

Net realized and unrealized gain (loss) on investments	28,321	(166,764)	(69,881)	(426,360)	(18,076)

Net increase (decrease) in net assets from operations	$16,674	$(160,168)	$(65,495)	$(371,209)	$(953)

B-18	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account	Matson Money US Equity VI Portfolio Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachsetts Investors Growth Stock Portfolio Sub-Account

ASSETS

Investments, at value	$938,665	$1,188,088	$1,411,758	$403,911	$579,154

Total assets	$938,665	$1,188,088	$1,411,758	$403,911	$579,154

NET ASSETS—Accumulation fund	$938,665	$1,188,088	$1,411,758	$403,911	$579,154

Investments, at cost	$1,053,482	$1,360,606	$1,522,698	$353,565	$596,147

Shares held in corresponding Funds	43,457	47,600	75,014	8,592	32,906

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	23.55	29.42	27.20	56.90	24.36

Mortality & Expense Charge Band 2	23.90	29.85	28.28	59.18	25.32

Mortality & Expense Charge Band 3	24.25	30.29	29.40	61.56	26.33

	Matson Money International Equity VI Portfolio Sub-Account	Matson Money US Equity VI Portfolio Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachsetts Investors Growth Stock Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$16,268	$12,007	$14,738	$400	$3,522

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	5,594	7,600	8,311	3,333	3,588

Total expenses	5,594	7,600	8,311	3,333	3,588

Net investment income (loss)	10,674	4,407	6,427	(2,933)	(66)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	16,101	29,094	43,695	5,095	18,048

Capital gain distributions	17,762	72,302	68,842	29,660	35,835

Net realized gain (loss)	33,863	101,396	112,537	34,755	53,883

Net change in unrealized appreciation (depreciation) on investments	(235,980)	(259,282)	(277,549)	(23,848)	(60,411)

Net realized and unrealized gain (loss) on investments	(202,117)	(157,886)	(165,012)	10,907	(6,528)

Net increase (decrease) in net assets from operations	$(191,443)	$(153,479)	$(158,585)	$7,974	$(6,594)

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account

ASSETS

Investments, at value	$594,806	$270,659	$2,420,853	$785,597	$399,524

Total assets	$594,806	$270,659	$2,420,853	$785,597	$399,524

NET ASSETS—Accumulation fund	$594,806	$270,659	$2,420,853	$785,597	$399,524

Investments, at cost	$578,792	$279,926	$2,744,680	$803,848	$458,558

Shares held in corresponding Funds	20,245	18,564	154,293	78,169	66,587

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	56.86	37.44	27.98	17.99	14.72

Mortality & Expense Charge Band 2	59.14	38.93	29.09	18.71	14.95

Mortality & Expense Charge Band 3	61.51	—	30.25	19.46	15.18

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$6,631	$3,071	$18,164	$26,521	$10,178

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	3,370	2,016	15,102	4,670	3,201

Total expenses	3,370	2,016	15,102	4,670	3,201

Net investment income (loss)	3,261	1,055	3,062	21,851	6,977

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	7,441	(4,006)	61,020	27,248	(10,525)

Capital gain distributions	2,303	27,329	125,888	—	—

Net realized gain (loss)	9,744	23,323	186,908	27,248	(10,525)

Net change in unrealized appreciation (depreciation) on investments	(11,343)	(29,761)	(643,262)	(95,142)	(64,396)

Net realized and unrealized gain (loss) on investments	(1,599)	(6,438)	(456,354)	(67,894)	(74,921)

Net increase (decrease) in net assets from operations	$1,662	$(5,383)	$(453,292)	$(46,043)	$(67,944)

B-20	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account

ASSETS

Investments, at value	$1,704,956	$489,605	$4,691,042	$3,393,069	$539,282

Total assets	$1,704,956	$489,605	$4,691,042	$3,393,069	$539,282

NET ASSETS—Accumulation fund	$1,704,956	$489,605	$4,691,042	$3,393,069	$539,282

Investments, at cost	$1,808,432	$529,218	$4,865,195	$3,631,719	$620,456

Shares held in corresponding Funds	141,961	44,672	395,869	148,428	11,112

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	27.81	17.60	17.18	39.02	47.75

Mortality & Expense Charge Band 2	28.25	18.30	17.86	40.59	49.67

Mortality & Expense Charge Band 3	28.69	19.04	18.56	42.21	51.66

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$64,037	$34,018	$103,679	$70,853	$1,794

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	9,373	3,763	24,817	22,391	3,946

Total expenses	9,373	3,763	24,817	22,391	3,946

Net investment income (loss)	54,664	30,255	78,862	48,462	(2,152)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(547)	1,999	(15,675)	111,498	480

Capital gain distributions	—	1,427	—	219,133	83,501

Net realized gain (loss)	(547)	3,426	(15,675)	330,631	83,981

Net change in unrealized appreciation (depreciation) on investments	(129,240)	(59,758)	(170,675)	(581,946)	(125,478)

Net realized and unrealized gain (loss) on investments	(129,787)	(56,332)	(186,350)	(251,315)	(41,497)

Net increase (decrease) in net assets from operations	$(75,123)	$(26,077)	$(107,488)	$(202,853)	$(43,649)

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-21

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

ASSETS

Investments, at value	$1,072,842	$595,864	$120,354	$255,036	$888,528

Total assets	$1,072,842	$595,864	$120,354	$255,036	$888,528

NET ASSETS—Accumulation fund	$1,072,842	$595,864	$120,354	$255,036	$888,528

Investments, at cost	$1,033,289	$704,163	$110,940	$305,930	$986,452

Shares held in corresponding Funds	38,085	28,027	4,288	28,432	112,901

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	30.09	31.07	36.72	18.03	17.90

Mortality & Expense Charge Band 2	31.29	32.31	38.19	18.75	18.61

Mortality & Expense Charge Band 3	32.55	33.61	—	19.49	19.34

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$—	$—	$7,966

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	7,537	4,361	991	1,842	7,456

Total expenses	7,537	4,361	991	1,842	7,456

Net investment income (loss)	(7,537)	(4,361)	(991)	(1,842)	510

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	148,495	598	5,276	4,765	10,163

Capital gain distributions	—	—	—	13,278	13,081

Net realized gain (loss)	148,495	598	5,276	18,043	23,244

Net change in unrealized appreciation (depreciation) on investments	(218,942)	(131,481)	(18,608)	(46,090)	(115,950)

Net realized and unrealized gain (loss) on investments	(70,447)	(130,883)	(13,332)	(28,047)	(92,706)

Net increase (decrease) in net assets from operations	$(77,984)	$(135,244)	$(14,323)	$(29,889)	$(92,196)

B-22	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

ASSETS

Investments, at value	$1,316,076	$2,000,998	$2,154,671	$3,224,035	$8,320,486

Total assets	$1,316,076	$2,000,998	$2,154,671	$3,224,035	$8,320,486

NET ASSETS—Accumulation fund	$1,316,076	$2,000,998	$2,154,671	$3,224,035	$8,320,486

Investments, at cost	$1,481,523	$2,021,228	$2,130,146	$3,442,888	$8,856,364

Shares held in corresponding Funds	32,625	418,619	249,962	96,269	218,787

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	31.59	24.92	15.33	35.14	32.56

Mortality & Expense Charge Band 2	31.94	25.43	15.95	35.57	32.96

Mortality & Expense Charge Band 3	32.36	25.96	16.59	36.00	33.36

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$35,360	$25,723	$30,097	$135,725

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	8,347	10,617	15,837	19,695	47,702

Total expenses	8,347	10,617	15,837	19,695	47,702

Net investment income (loss)	(8,347)	24,743	9,886	10,402	88,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	195,383	(4,562)	183,736	453,105	471,017

Capital gain distributions	76,390	—	—	94,462	132,116

Net realized gain (loss)	271,773	(4,562)	183,736	547,567	603,133

Net change in unrealized appreciation (depreciation) on investments	(257,318)	(9,260)	(592,333)	(625,115)	(1,185,294)

Net realized and unrealized gain (loss) on investments	14,455	(13,822)	(408,597)	(77,548)	(582,161)

Net increase (decrease) in net assets from operations	$6,108	$10,921	$(398,711)	$(67,146)	$(494,138)

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-23

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2018

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$2,368,905	$4,481,982	$3,571,914	$2,233,113	$4,248,922

Total assets	$2,368,905	$4,481,982	$3,571,914	$2,233,113	$4,248,922

NET ASSETS—Accumulation fund	$2,368,905	$4,481,982	$3,571,914	$2,233,113	$4,248,922

Investments, at cost	$2,485,106	$5,030,996	$3,860,176	$2,509,827	$4,275,399

Shares held in corresponding Funds	314,596	221,551	308,722	110,060	368,191

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	27.96	29.45	26.86	32.16	25.52

Mortality & Expense Charge Band 2	28.30	29.81	27.19	32.55	25.83

Mortality & Expense Charge Band 3	28.64	30.18	27.52	32.95	26.15

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2018

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$102,727	$41,900	$95,617	$9,413	$80,592

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	13,174	23,556	19,136	14,422	22,603

Total expenses	13,174	23,556	19,136	14,422	22,603

Net investment income (loss)	89,553	18,344	76,481	(5,009)	57,989

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(11,148)	145,445	(117,756)	135,098	(59,309)

Capital gain distributions	—	170,360	117,245	254,738	6,822

Net realized gain (loss)	(11,148)	315,805	(511)	389,836	(52,487)

Net change in unrealized appreciation (depreciation) on investments	(165,782)	(873,834)	(297,216)	(603,675)	(23,444)

Net realized and unrealized gain (loss) on investments	(176,930)	(558,029)	(297,727)	(213,839)	(75,931)

Net increase (decrease) in net assets from operations	$(87,377)	$(539,685)	$(221,246)	$(218,848)	$(17,942)

B-24	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

concluded

	VY Clarion Global Real Estate Portfolio— Class 1 Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS

Investments, at value	$632,444	$1,047,251	$423,081	$474,121	$599,832

Total assets	$632,444	$1,047,251	$423,081	$474,121	$599,832

NET ASSETS—Accumulation fund	$632,444	$1,047,251	$423,081	$474,121	$599,832

Investments, at cost	$696,788	$1,277,710	$517,507	$572,247	$645,584

Shares held in corresponding Funds	58,505	47,173	25,924	22,904	90,336

UNIT VALUE

Flexible Premium Variable Universal Life	$—	$—	$—	$—	$—

Intelligent Life Flexible Premium Variable Universal Life

Mortality & Expense Charge Band 1	36.47	57.22	46.25	77.37	15.31

Mortality & Expense Charge Band 2	37.43	59.51	48.08	80.47	15.86

Mortality & Expense Charge Band 3	38.41	61.90	49.99	—	16.42

	VY Clarion Global Real Estate Portfolio— Class 1 Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME

Dividends	$49,156	$22,687	$764	$518	$30,956

Expenses

Administrative expenses	—	—	—	—	—

Mortality and expense risk charges	4,294	7,707	3,196	3,281	3,805

Total expenses	4,294	7,707	3,196	3,281	3,805

Net investment income (loss)	44,862	14,980	(2,432)	(2,763)	27,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(10,194)	25,389	4,297	(53,886)	(17,801)

Capital gain distributions	—	125,266	59,575	76,967	—

Net realized gain (loss)	(10,194)	150,655	63,872	23,081	(17,801)

Net change in unrealized appreciation (depreciation) on investments	(85,521)	(391,335)	(134,024)	(60,477)	(38,290)

Net realized and unrealized gain (loss) on investments	(95,715)	(240,680)	(70,152)	(37,396)	(56,091)

Net increase (decrease) in net assets from operations	$(50,853)	$(225,700)	$(72,584)	$(40,159)	$(28,940)

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-25

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Bond Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(9,035)	$(8,655)	$64,043	$(23,340)

Net realized gain (loss)	15,361	33,695	(29,305)	(6,501)

Net change in unrealized appreciation (depreciation) on investments	(89,468)	146,074	(94,095)	174,174

Net increase (decrease) in net assets from operations	(83,142)	171,114	(59,357)	144,333

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	250,804	302,770	393,906	513,186

Net contractowner transfers	(196,151)	(589,145)	(704,417)	596,611

Withdrawals and death benefits (b)	(37,785)	(24,288)	(154,728)	(147,610)

Net increase (decrease) in net assets resulting from contractowner transactions	16,868	(310,663)	(465,239)	962,187

Net increase (decrease) in net assets	(66,274)	(139,549)	(524,596)	1,106,520

NET ASSETS

Beginning of period	1,370,836	1,510,385	4,500,528	3,394,008

End of period	$1,304,562	$1,370,836	$3,975,932	$4,500,528

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	43,666	54,220	120,103	94,448

Units purchased	7,869	10,088	11,071	14,075

Units sold/transferred	(7,271)	(20,642)	(22,681)	11,580

End of period	44,264	43,666	108,493	120,103

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(7,656)	$(25,792)	$28,989	$(36,678)

Net realized gain (loss)	750,053	586,803	701,335	606,495

Net change in unrealized appreciation (depreciation) on investments	(800,534)	1,031,346	(1,263,416)	1,050,851

Net increase (decrease) in net assets from operations	(58,137)	1,592,357	(533,092)	1,620,668

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	371,007	544,462	304,411	561,412

Net contractowner transfers	(170,091)	156,971	(10,648)	(1,292,723)

Withdrawals and death benefits (b)	(266,520)	(554,025)	(473,797)	(1,695,352)

Net increase (decrease) in net assets resulting from contractowner transactions	(65,604)	147,408	(180,034)	(2,426,663)

Net increase (decrease) in net assets	(123,741)	1,739,765	(713,126)	(805,995)

NET ASSETS

Beginning of period	6,175,908	4,436,143	7,182,998	7,988,993

End of period	$6,052,167	$6,175,908	$6,469,872	$7,182,998

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	142,636	137,578	104,985	145,382

Units purchased	7,981	15,396	4,376	9,848

Units sold/transferred	(9,679)	(10,338)	(6,848)	(50,245)

End of period	140,938	142,636	102,513	104,985

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-27

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$48,979	$65,976	$23,316	$(20,193)

Net realized gain (loss)	432,752	387,336	221,336	17,687

Net change in unrealized appreciation (depreciation) on investments	(2,827,799)	2,297,353	(707,157)	330,924

Net increase (decrease) in net assets from operations	(2,346,068)	2,750,665	(462,505)	328,418

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	669,841	893,354	124,128	261,372

Net contractowner transfers	(833,449)	(861,271)	(29,405)	(120,387)

Withdrawals and death benefits (b)	(389,937)	(600,174)	(117,357)	(115,415)

Net increase (decrease) in net assets resulting from contractowner transactions	(553,545)	(568,091)	(22,634)	25,570

Net increase (decrease) in net assets	(2,899,613)	2,182,574	(485,139)	353,988

NET ASSETS

Beginning of period	10,481,629	8,299,055	3,160,503	2,806,515

End of period	$7,582,016	$10,481,629	$2,675,364	$3,160,503

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	302,245	317,989	45,055	44,888

Units purchased	21,194	30,683	1,846	4,070

Units sold/transferred	(35,441)	(46,427)	(2,067)	(3,903)

End of period	287,998	302,245	44,834	45,055

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$128,726	$3,782	$38,244	$(20,722)

Net realized gain (loss)	—	—	52,738	(28,885)

Net change in unrealized appreciation (depreciation) on investments	—	—	(251,000)	397,177

Net increase (decrease) in net assets from operations	128,726	3,782	(160,018)	347,570

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	14,943,062	16,700,917	329,840	246,087

Net contractowner transfers	(10,289,065)	(14,955,997)	(221,657)	(725,946)

Withdrawals and death benefits (b)	(2,143,196)	(2,017,253)	(136,819)	(170,357)

Net increase (decrease) in net assets resulting from contractowner transactions	2,510,801	(272,333)	(28,636)	(650,216)

Net increase (decrease) in net assets	2,639,527	(268,551)	(188,654)	(302,646)

NET ASSETS

Beginning of period	10,871,383	11,139,934	3,093,312	3,395,958

End of period	$13,510,910	$10,871,383	$2,904,658	$3,093,312

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	10,360,090	10,618,737	46,569	56,862

Units purchased	14,612,906	16,368,213	5,219	3,966

Units sold/transferred	(12,311,069)	(16,626,860)	(5,649)	(14,259)

End of period	12,661,927	10,360,090	46,139	46,569

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-29

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(1,569)	$(16,658)	$25,312	$(8,985)

Net realized gain (loss)	332,921	266,170	131,889	128,946

Net change in unrealized appreciation (depreciation) on investments	(592,059)	79,685	(292,537)	240,913

Net increase (decrease) in net assets from operations	(260,707)	329,197	(135,336)	360,874

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	230,144	284,724	89,773	89,178

Net contractowner transfers	(303,106)	(776,275)	102,039	69,097

Withdrawals and death benefits (b)	(214,086)	(151,233)	(76,404)	(247,844)

Net increase (decrease) in net assets resulting from contractowner transactions	(287,048)	(642,784)	115,408	(89,569)

Net increase (decrease) in net assets	(547,755)	(313,587)	(19,928)	271,305

NET ASSETS

Beginning of period	2,342,148	2,655,735	2,001,979	1,730,674

End of period	$1,794,393	$2,342,148	$1,982,051	$2,001,979

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	30,736	39,735	32,066	33,018

Units purchased	3,056	4,084	1,495	1,751

Units sold/transferred	(6,720)	(13,083)	434	(2,703)

End of period	27,072	30,736	33,995	32,066

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth & Income Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$415,713	$(186,148)	$3,784	$1,167

Net realized gain (loss)	3,593,062	1,460,130	24,021	27,955

Net change in unrealized appreciation (depreciation) on investments	(6,589,593)	4,925,501	(52,542)	40,429

Net increase (decrease) in net assets from operations	(2,580,818)	6,199,483	(24,737)	69,551

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,700,250	3,603,988	17,055	25,221

Net contractowner transfers	275,112	2,095,229	(8,890)	(111,106)

Withdrawals and death benefits (b)	(3,115,848)	(1,544,659)	(7,398)	(8,068)

Net increase (decrease) in net assets resulting from contractowner transactions	2,859,514	4,154,558	767	(93,953)

Net increase (decrease) in net assets	278,696	10,354,041	(23,970)	(24,402)

NET ASSETS

Beginning of period	38,815,957	28,461,916	506,590	530,992

End of period	$39,094,653	$38,815,957	$482,620	$506,590

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	538,837	474,399	18,051	21,812

Units purchased	80,832	57,250	592	975

Units sold/transferred	(38,039)	7,188	(571)	(4,736)

End of period	581,630	538,837	18,072	18,051

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-31

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(85)	$(1,718)	$(3,454)	$(2,343)

Net realized gain (loss)	152,789	135,087	160,562	19,444

Net change in unrealized appreciation (depreciation) on investments	(351,068)	118,677	(154,500)	55,670

Net increase (decrease) in net assets from operations	(198,364)	252,046	2,608	72,771

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	465,346	322,692	65,294	57,466

Net contractowner transfers	(33,039)	148,973	101,711	(17,175)

Withdrawals and death benefits (b)	(79,222)	(129,435)	(48,358)	(16,043)

Net increase (decrease) in net assets resulting from contractowner transactions	353,085	342,230	118,647	24,248

Net increase (decrease) in net assets	154,721	594,276	121,255	97,019

NET ASSETS

Beginning of period	2,084,156	1,489,880	390,671	293,652

End of period	$2,238,877	$2,084,156	$511,926	$390,671

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	92,088	76,447	10,110	9,435

Units purchased	21,877	15,262	1,449	1,733

Units sold/transferred	(5,534)	379	1,362	(1,058)

End of period	108,431	92,088	12,921	10,110

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account		Delaware VIP Diversified Income Series—Standard Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$919	$938	$59,064	$44,797

Net realized gain (loss)	(1,338)	(163)	(48,232)	(3,353)

Net change in unrealized appreciation (depreciation) on investments	(2,972)	1,149	(72,330)	58,466

Net increase (decrease) in net assets from operations	(3,391)	1,924	(61,498)	99,910

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,440	3,400	337,184	233,427

Net contractowner transfers	(30,332)	38,002	(484,152)	15,137

Withdrawals and death benefits (b)	(6,269)	(1,325)	(60,031)	(82,302)

Net increase (decrease) in net assets resulting from contractowner transactions	(32,161)	40,077	(206,999)	166,262

Net increase (decrease) in net assets	(35,552)	42,001	(268,497)	266,172

NET ASSETS

Beginning of period	50,554	8,553	2,252,623	1,986,451

End of period	$15,002	$50,554	$1,984,126	$2,252,623

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,912	497	135,987	126,258

Units purchased	266	207	21,428	14,380

Units sold/transferred	(2,185)	2,208	(33,370)	(4,651)

End of period	993	2,912	124,045	135,987

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-33

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Delaware VIP International Value Equity Series—Standard Class Sub-Account		Delaware VIP Small Cap Value Series—Standard Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$48,633	$19,672	$7,423	$6,398

Net realized gain (loss)	73,095	86,884	241,533	158,096

Net change in unrealized appreciation (depreciation) on investments	(571,032)	307,473	(756,183)	120,714

Net increase (decrease) in net assets from operations	(449,304)	414,029	(507,227)	285,208

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	264,187	251,970	174,950	149,287

Net contractowner transfers	57,207	(33,900)	152,827	(1,426)

Withdrawals and death benefits (b)	(52,309)	(72,178)	(156,640)	(90,047)

Net increase (decrease) in net assets resulting from contractowner transactions	269,085	145,892	171,137	57,814

Net increase (decrease) in net assets	(180,219)	559,921	(336,090)	343,022

NET ASSETS

Beginning of period	2,313,530	1,753,609	2,856,514	2,513,492

End of period	$2,133,311	$2,313,530	$2,520,424	$2,856,514

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	84,097	77,589	36,505	35,804

Units purchased	10,623	10,138	2,412	2,129

Units sold/transferred	199	(3,630)	89	(1,428)

End of period	94,919	84,097	39,006	36,505

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	DFA VA Equity Allocation Portfolio Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2018	December 31, 2017#	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$137,945	$44,603	$112,020	$30,062

Net realized gain (loss)	(6,014)	8,292	(19,950)	(3,311)

Net change in unrealized appreciation (depreciation) on investments	(1,357,361)	81,923	(56,903)	(685)

Net increase (decrease) in net assets from operations	(1,225,430)	134,818	35,167	26,066

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,139,166	38,313	337,677	178,482

Net contractowner transfers	4,674,307	3,876,370	759,518	680,660

Withdrawals and death benefits (b)	(52,289)	(118,789)	(858,715)	(142,177)

Net increase (decrease) in net assets resulting from contractowner transactions	6,761,184	3,795,894	238,480	716,965

Net increase (decrease) in net assets	5,535,754	3,930,712	273,647	743,031

NET ASSETS

Beginning of period	3,930,712	—	2,470,939	1,727,908

End of period	$9,466,466	$3,930,712	$2,744,586	$2,470,939

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	141,231	—	91,987	65,292

Units purchased	77,375	1,471	12,747	6,737

Units sold/transferred	166,549	139,760	(3,558)	19,958

End of period	385,155	141,231	101,176	91,987

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
#	For the period July 24, 2017 (commencement of operations) to December 31, 2017.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-35

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	DFA VA Global Moderate Allocation Portfolio Sub-Account		DFA VA International Small Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$75,977	$56,894	$64,925	$93,776

Net realized gain (loss)	249,847	309,098	468,133	309,631

Net change in unrealized appreciation (depreciation) on investments	(718,998)	156,765	(1,787,114)	638,161

Net increase (decrease) in net assets from operations	(393,174)	522,757	(1,254,056)	1,041,568

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,610,987	716,884	906,996	715,253

Net contractowner transfers	(635,857)	1,076,752	289,355	767,482

Withdrawals and death benefits (b)	(194,971)	(838,529)	(178,592)	(374,556)

Net increase (decrease) in net assets resulting from contractowner transactions	780,159	955,107	1,017,759	1,108,179

Net increase (decrease) in net assets	386,985	1,477,864	(236,297)	2,149,747

NET ASSETS

Beginning of period	4,724,827	3,246,963	5,300,558	3,150,811

End of period	$5,111,812	$4,724,827	$5,064,261	$5,300,558

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	149,677	117,015	119,144	91,545

Units purchased	52,791	24,555	21,578	18,555

Units sold/transferred	(27,159)	8,107	2,183	9,044

End of period	175,309	149,677	142,905	119,144

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$168,598	$136,179	$38,586	$16,195

Net realized gain (loss)	362,245	166,387	1,061	656

Net change in unrealized appreciation (depreciation) on investments	(1,947,708)	815,807	1,781	(8,826)

Net increase (decrease) in net assets from operations	(1,416,865)	1,118,373	41,428	8,025

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,380,038	933,241	467,239	244,674

Net contractowner transfers	1,119,345	1,463,314	623,957	1,200,959

Withdrawals and death benefits (b)	(429,275)	(525,407)	(253,519)	(199,411)

Net increase (decrease) in net assets resulting from contractowner transactions	2,070,108	1,871,148	837,677	1,246,222

Net increase (decrease) in net assets	653,243	2,989,521	879,105	1,254,247

NET ASSETS

Beginning of period	6,597,259	3,607,738	2,781,555	1,527,308

End of period	$7,250,502	$6,597,259	$3,660,660	$2,781,555

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	174,015	119,230	111,323	61,419

Units purchased	39,844	27,707	19,037	9,975

Units sold/transferred	18,504	27,078	14,805	39,929

End of period	232,363	174,015	145,165	111,323

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-37

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$188,141	$111,450	$25,250	$23,157

Net realized gain (loss)	743,425	457,075	513,670	604,385

Net change in unrealized appreciation (depreciation) on investments	(2,361,545)	681,533	(1,554,064)	(214,745)

Net increase (decrease) in net assets from operations	(1,429,979)	1,250,058	(1,015,144)	412,797

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,550,005	1,029,323	936,713	686,001

Net contractowner transfers	534,282	2,008,879	173,375	209,797

Withdrawals and death benefits (b)	(499,743)	(305,062)	(357,075)	(197,488)

Net increase (decrease) in net assets resulting from contractowner transactions	1,584,544	2,733,140	753,013	698,310

Net increase (decrease) in net assets	154,565	3,983,198	(262,131)	1,111,107

NET ASSETS

Beginning of period	9,699,434	5,716,236	5,345,769	4,234,662

End of period	$9,853,999	$9,699,434	$5,083,638	$5,345,769

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	174,928	122,201	102,272	88,449

Units purchased	28,535	20,959	18,055	14,447

Units sold/transferred	241	31,768	(3,885)	(624)

End of period	203,704	174,928	116,442	102,272

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	DFA VIT Inflation Protected Securities Portfolio Sub-Account		Franklin Income VIP Fund—Class 1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$8,808	$10,341	$29,254	$30,072

Net realized gain (loss)	(2,447)	(30)	465	22,112

Net change in unrealized appreciation (depreciation) on investments	(17,902)	3,356	(65,465)	27,286

Net increase (decrease) in net assets from operations	(11,541)	13,667	(35,746)	79,470

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	14,378	22,765	97,097	123,621

Net contractowner transfers	79,798	29,226	(1,081)	(290,670)

Withdrawals and death benefits (b)	(41,667)	(17,699)	(40,816)	(24,285)

Net increase (decrease) in net assets resulting from contractowner transactions	52,509	34,292	55,200	(191,334)

Net increase (decrease) in net assets	40,968	47,959	19,454	(111,864)

NET ASSETS

Beginning of period	562,091	514,132	712,897	824,761

End of period	$603,059	$562,091	$732,351	$712,897

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	22,255	20886	23,013	28,823

Units purchased	584	916	3,168	4,060

Units sold/transferred	1,515	453	(1,372)	(9,870)

End of period	24,354	22,255	24,809	23,013

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-39

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account		Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$17,813	$17,353	$(4,020)	$(3,933)

Net realized gain (loss)	49,844	39,697	86,811	74,609

Net change in unrealized appreciation (depreciation) on investments	(150,712)	16,454	(129,653)	63,358

Net increase (decrease) in net assets from operations	(83,055)	73,504	(46,862)	134,034

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	24,425	31,525	59,241	50,370

Net contractowner transfers	(89,811)	12,170	85,703	(237,389)

Withdrawals and death benefits (b)	(54,680)	(20,769)	(10,774)	(19,036)

Net increase (decrease) in net assets resulting from contractowner transactions	(120,066)	22,926	134,170	(206,055)

Net increase (decrease) in net assets	(203,121)	96,430	87,308	(72,021)

NET ASSETS

Beginning of period	1,020,265	923,835	553,126	625,147

End of period	$817,144	$1,020,265	$640,434	$553,126

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	29,257	28,636	11,398	15,504

Units purchased	697	950	1,199	1,156

Units sold/transferred	(4,153)	(329)	1,366	(5,262)

End of period	25,801	29,257	13,963	11,398

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account		Janus Henderson Mid-Cap Value Portfolio—Institutional Shares Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(11,647)	$(12,938)	$6,596	$4,148

Net realized gain (loss)	388,342	267,624	154,681	50,246

Net change in unrealized appreciation (depreciation) on investments	(360,021)	354,415	(321,445)	159,280

Net increase (decrease) in net assets from operations	16,674	609,101	(160,168)	213,674

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	197,311	84,648	120,729	153,454

Net contractowner transfers	(39,039)	(1,028,694)	(609,705)	(137,790)

Withdrawals and death benefits (b)	(246,236)	(48,988)	(22,350)	(50,635)

Net increase (decrease) in net assets resulting from contractowner transactions	(87,964)	(993,034)	(511,326)	(34,971)

Net increase (decrease) in net assets	(71,290)	(383,933)	(671,494)	178,703

NET ASSETS

Beginning of period	1,526,214	1,910,147	1,698,676	1,519,973

End of period	$1,454,924	$1,526,214	$1,027,182	$1,698,676

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	18,512	29,600	44,126	44,702

Units purchased	2,188	1,151	3,173	4,318

Units sold/transferred	(3,186)	(12,239)	(15,814)	(4,894)

End of period	17,514	18,512	31,485	44,126

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-41

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account		John Hancock Emerging Markets Value Trust Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$4,386	$7,095	$55,151	$23,462

Net realized gain (loss)	9,137	(33,931)	130,723	108,925

Net change in unrealized appreciation (depreciation) on investments	(79,018)	197,525	(557,083)	280,198

Net increase (decrease) in net assets from operations	(65,495)	170,689	(371,209)	412,585

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	27,051	29,750	479,066	365,703

Net contractowner transfers	(24,148)	(331,346)	141,178	637,392

Withdrawals and death benefits (b)	(16,294)	(11,522)	(62,379)	(79,341)

Net increase (decrease) in net assets resulting from contractowner transactions	(13,391)	(313,118)	557,865	923,754

Net increase (decrease) in net assets	(78,886)	(142,429)	186,656	1,336,339

NET ASSETS

Beginning of period	439,942	582,371	2,246,836	910,497

End of period	$361,056	$439,942	$2,433,492	$2,246,836

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	7,606	12,967	71,052	37,983

Units purchased	482	572	16,199	13,016

Units sold/transferred	(94)	(5,933)	2,324	20,053

End of period	7,394	7,606	89,575	71,052

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Matson Money Fixed Income VI Portfolio Sub-Account		Matson Money International Equity VI Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$17,123	$3,085	$10,674	$12,139

Net realized gain (loss)	(2,362)	1,463	33,863	18,197

Net change in unrealized appreciation (depreciation) on investments	(15,714)	(4,290)	(235,980)	121,669

Net increase (decrease) in net assets from operations	(953)	258	(191,443)	152,005

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	136,304	265,352	241,168	356,534

Net contractowner transfers	10,034	129,613	56,606	(10,862)

Withdrawals and death benefits (b)	(97,830)	(26,761)	(43,488)	(24,644)

Net increase (decrease) in net assets resulting from contractowner transactions	48,508	368,204	254,286	321,028

Net increase (decrease) in net assets	47,555	368,462	62,843	473,033

NET ASSETS

Beginning of period	1,046,072	677,610	875,822	402,789

End of period	$1,093,627	$1,046,072	$938,665	$875,822

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	42,330	27,550	29,351	17,146

Units purchased	5,584	10,785	9,393	13,840

Units sold/transferred	(3,577)	3,995	529	(1,635)

End of period	44,337	42,330	39,273	29,351

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-43

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Matson Money U.S. Equity VI Portfolio Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$4,407	$6,059	$6,427	$4,480

Net realized gain (loss)	101,396	57,515	112,537	63,430

Net change in unrealized appreciation (depreciation) on investments	(259,282)	51,143	(277,549)	211,449

Net increase (decrease) in net assets from operations	(153,479)	114,717	(158,585)	279,359

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	286,580	449,434	197,926	160,934

Net contractowner transfers	(38,762)	39,481	(173,588)	103,476

Withdrawals and death benefits (b)	(63,437)	(31,485)	(114,629)	(37,915)

Net increase (decrease) in net assets resulting from contractowner transactions	184,381	457,430	(90,291)	226,495

Net increase (decrease) in net assets	30,902	572,147	(248,876)	505,854

NET ASSETS

Beginning of period	1,157,186	585,039	1,660,634	1,154,780

End of period	$1,188,088	$1,157,186	$1,411,758	$1,660,634

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	33,749	19,307	51,924	44,682

Units purchased	8,971	14,505	6,360	5,517

Units sold/transferred	(2,909)	(63)	(9,070)	1,725

End of period	39,811	33,749	49,214	51,924

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	MFS Growth Series—Initial Class Sub-Account		MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(2,933)	$(2,339)	$(66)	$211

Net realized gain (loss)	34,755	15,458	53,883	25,412

Net change in unrealized appreciation (depreciation) on investments	(23,848)	80,299	(60,411)	99,539

Net increase (decrease) in net assets from operations	7,974	93,418	(6,594)	125,162

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,003	5,916	73,673	49,009

Net contractowner transfers	(1,906)	—	30,847	(235,791)

Withdrawals and death benefits (b)	(8,846)	(4,850)	(26,232)	(23,809)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,749)	1,066	78,288	(210,591)

Net increase (decrease) in net assets	3,225	94,484	71,694	(85,429)

NET ASSETS

Beginning of period	400,686	306,202	507,460	592,889

End of period	$403,911	$400,686	$579,154	$507,460

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	6,997	6,974	19,936	29,749

Units purchased	94	117	2,757	2,162

Units sold/transferred	(172)	(94)	95	(11,975)

End of period	6,919	6,997	22,788	19,936

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-45

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	MFS Utilities Series—Initial Class Sub-Account		Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$3,261	$19,202	$1,055	$(368)

Net realized gain (loss)	9,744	(13,153)	23,323	17,655

Net change in unrealized appreciation (depreciation) on investments	(11,343)	53,712	(29,761)	10,823

Net increase (decrease) in net assets from operations	1,662	59,761	(5,383)	28,110

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	38,684	44,571	35,256	7,773

Net contractowner transfers	41,108	(2,201)	(2,321)	(61,665)

Withdrawals and death benefits (b)	(11,590)	(4,345)	(8,816)	(5,642)

Net increase (decrease) in net assets resulting from contractowner transactions	68,202	38,025	24,119	(59,534)

Net increase (decrease) in net assets	69,864	97,786	18,736	(31,424)

NET ASSETS

Beginning of period	524,942	427,156	251,923	283,347

End of period	$594,806	$524,942	$270,659	$251,923

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	8,861	8,258	6,454	8,061

Units purchased	648	785	907	217

Units sold/transferred	472	(182)	(242)	(1,824)

End of period	9,981	8,861	7,119	6,454

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account		PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$3,062	$9,776	$21,851	$36,229

Net realized gain (loss)	186,908	112,896	27,248	(913)

Net change in unrealized appreciation (depreciation) on investments	(643,262)	275,698	(95,142)	74,692

Net increase (decrease) in net assets from operations	(453,292)	398,370	(46,043)	110,008

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	248,983	363,312	47,586	78,626

Net contractowner transfers	168,295	(364,409)	(122,458)	(146,271)

Withdrawals and death benefits (b)	(81,232)	(131,267)	(7,205)	(32,337)

Net increase (decrease) in net assets resulting from contractowner transactions	336,046	(132,364)	(82,077)	(99,982)

Net increase (decrease) in net assets	(117,246)	266,006	(128,120)	10,026

NET ASSETS

Beginning of period	2,538,099	2,272,093	913,717	903,691

End of period	$2,420,853	$2,538,099	$785,597	$913,717

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	72,713	75,374	45,719	51,172

Units purchased	7,263	11,468	2,493	4,274

Units sold/transferred	2,286	(14,129)	(6,431)	(9,727)

End of period	82,262	72,713	41,781	45,719

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-47

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Sub-Account		PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$6,977	$27,984	$54,664	$48,793

Net realized gain (loss)	(10,525)	(6,255)	(547)	19,186

Net change in unrealized appreciation (depreciation) on investments	(64,396)	1,119	(129,240)	20,160

Net increase (decrease) in net assets from operations	(67,944)	22,848	(75,123)	88,139

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	25,389	43,205	294,265	220,658

Net contractowner transfers	(12,937)	261,388	177,320	269,246

Withdrawals and death benefits (b)	(24,954)	(7,419)	(34,997)	(40,551)

Net increase (decrease) in net assets resulting from contractowner transactions	(12,502)	297,174	436,588	449,353

Net increase (decrease) in net assets	(80,446)	320,022	361,465	537,492

NET ASSETS

Beginning of period	479,970	159,948	1,343,491	805,999

End of period	$399,524	$479,970	$1,704,956	$1,343,491

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	27,478	9,300	45,026	29,573

Units purchased	1,515	2,617	10,422	7,675

Units sold/transferred	(2,168)	15,561	4,880	7,778

End of period	26,825	27,478	60,328	45,026

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$30,255	$8,954	$78,862	$58,974

Net realized gain (loss)	3,426	4,725	(15,675)	(23,875)

Net change in unrealized appreciation (depreciation) on investments	(59,758)	41,458	(170,675)	59,509

Net increase (decrease) in net assets from operations	(26,077)	55,137	(107,488)	94,608

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	37,735	40,671	804,076	535,887

Net contractowner transfers	(1,644)	(247,625)	550,165	459,692

Withdrawals and death benefits (b)	(42,356)	(46,946)	(114,225)	(171,305)

Net increase (decrease) in net assets resulting from contractowner transactions	(6,265)	(253,900)	1,240,016	824,274

Net increase (decrease) in net assets	(32,342)	(198,763)	1,132,528	918,882

NET ASSETS

Beginning of period	521,947	720,710	3,558,514	2,639,632

End of period	$489,605	$521,947	$4,691,042	$3,558,514

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	27,452	40,499	192,903	147,841

Units purchased	2,057	2,244	45,682	30,298

Units sold/transferred	(2,371)	(15,291)	23,640	14,764

End of period	27,138	27,452	262,225	192,903

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-49

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	PVC Equity Income Account—Class 1 Sub-Account		PVC Midcap Account—Class 1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$48,462	$47,796	$(2,152)	$(541)

Net realized gain (loss)	330,631	212,137	83,981	40,296

Net change in unrealized appreciation (depreciation) on investments	(581,946)	274,817	(125,478)	101,887

Net increase (decrease) in net assets from operations	(202,853)	534,750	(43,649)	141,642

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	334,428	385,211	30,835	47,645

Net contractowner transfers	32,779	166,490	(109,413)	(146,337)

Withdrawals and death benefits (b)	(180,946)	(99,465)	(10,838)	(18,313)

Net increase (decrease) in net assets resulting from contractowner transactions	186,261	452,236	(89,416)	(117,005)

Net increase (decrease) in net assets	(16,592)	986,986	(133,065)	24,637

NET ASSETS

Beginning of period	3,409,661	2,422,675	672,347	647,710

End of period	$3,393,069	$3,409,661	$539,282	$672,347

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	79,071	67,924	12,477	15,019

Units purchased	7,916	10,203	565	1,004

Units sold/transferred	(3,379)	944	(2,219)	(3,546)

End of period	83,608	79,071	10,823	12,477

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account		Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(7,537)	$(6,702)	$(4,361)	$(3,102)

Net realized gain (loss)	148,495	39,981	598	(13,147)

Net change in unrealized appreciation (depreciation) on investments	(218,942)	218,108	(131,481)	5,567

Net increase (decrease) in net assets from operations	(77,984)	251,387	(135,244)	(10,682)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	158,129	58,014	36,244	(28,803)

Net contractowner transfers	(26,319)	(71,740)	277,413	(10,251)

Withdrawals and death benefits (b)	(81,668)	(37,441)	(13,025)	(28,304)

Net increase (decrease) in net assets resulting from contractowner transactions	50,142	(51,167)	300,632	(67,358)

Net increase (decrease) in net assets	(27,842)	200,220	165,388	(78,040)

NET ASSETS

Beginning of period	1,100,684	900,464	430,476	508,516

End of period	$1,072,842	$1,100,684	$595,864	$430,476

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	32,995	34,931	10,811	12,631

Units purchased	4,618	1,958	941	(3,394)

Units sold/transferred	(3,342)	(3,894)	6,743	1,574

End of period	34,271	32,995	18,495	10,811

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-51

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Prudential Series Fund—Value Portfolio—Class II Sub-Account		Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(991)	$(906)	$(1,842)	$(122)

Net realized gain (loss)	5,276	5,432	18,043	19,401

Net change in unrealized appreciation (depreciation) on investments	(18,608)	13,778	(46,090)	(12,209)

Net increase (decrease) in net assets from operations	(14,323)	18,304	(29,889)	7,070

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,711	3,782	20,812	20,643

Net contractowner transfers	(2,230)	—	62,954	(9,548)

Withdrawals and death benefits (b)	(3,486)	(2,196)	(7,019)	(4,532)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,005)	1,586	76,747	6,563

Net increase (decrease) in net assets	(15,328)	19,890	46,858	13,633

NET ASSETS

Beginning of period	135,682	115,792	208,178	194,545

End of period	$120,354	$135,682	$255,036	$208,178

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,190	3,174	10,110	9,889

Units purchased	112	98	1,003	1,071

Units sold/transferred	(129)	(82)	2,589	(850)

End of period	3,173	3,190	13,702	10,110

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$510	$3,592	$(8,347)	$(5,988)

Net realized gain (loss)	23,244	(113,129)	271,773	67,645

Net change in unrealized appreciation (depreciation) on investments	(115,950)	169,962	(257,318)	148,058

Net increase (decrease) in net assets from operations	(92,196)	60,425	6,108	209,715

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	29,631	78,850	243,332	132,665

Net contractowner transfers	(163,937)	(32,904)	212,779	199,172

Withdrawals and death benefits (b)	(121,220)	(56,542)	(376,288)	(37,284)

Net increase (decrease) in net assets resulting from contractowner transactions	(255,526)	(10,596)	79,823	294,553

Net increase (decrease) in net assets	(347,722)	49,829	85,931	504,268

NET ASSETS

Beginning of period	1,236,250	1,186,421	1,230,145	725,877

End of period	$888,528	$1,236,250	$1,316,076	$1,230,145

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	60,431	60,862	38,635	28,872

Units purchased	1,455	4,396	7,067	4,396

Units sold/transferred	(13,943)	(4,827)	(4,556)	5,367

End of period	47,943	60,431	41,146	38,635

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-53

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	T. Rowe Price® Limited Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund—Class 1 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$24,743	$13,754	$9,886	$11,678

Net realized gain (loss)	(4,562)	(8,506)	183,736	101,931

Net change in unrealized appreciation (depreciation) on investments	(9,260)	3,112	(592,333)	594,356

Net increase (decrease) in net assets from operations	10,921	8,360	(398,711)	707,965

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	213,878	131,564	249,541	135,916

Net contractowner transfers	119,521	(162,069)	(38,782)	17,499

Withdrawals and death benefits (b)	(49,542)	(134,197)	(114,557)	(96,114)

Net increase (decrease) in net assets resulting from contractowner transactions	283,857	(164,702)	96,202	57,301

Net increase (decrease) in net assets	294,778	(156,342)	(302,509)	765,266

NET ASSETS

Beginning of period	1,706,220	1,862,562	2,457,180	1,691,914

End of period	$2,000,998	$1,706,220	$2,154,671	$2,457,180

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	67,251	73,847	130,014	125,126

Units purchased	8,574	5,264	14,934	8,437

Units sold/transferred	2,696	(11,860)	(9,247)	(3,549)

End of period	78,521	67,251	135,701	130,014

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-54	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$10,402	$12,350	$88,023	$34,146

Net realized gain (loss)	547,567	229,761	603,133	223,050

Net change in unrealized appreciation (depreciation) on investments	(625,115)	314,908	(1,185,294)	481,934

Net increase (decrease) in net assets from operations	(67,146)	557,019	(494,138)	739,130

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	5,390	517,983	1,033,530	913,818

Net contractowner transfers	881,300	432,502	2,068,388	2,414,633

Withdrawals and death benefits (b)	(449,770)	(395,113)	(797,232)	(192,242)

Net increase (decrease) in net assets resulting from contractowner transactions	436,920	555,372	2,304,686	3,136,209

Net increase (decrease) in net assets	369,774	1,112,391	1,810,548	3,875,339

NET ASSETS

Beginning of period	2,854,261	1,741,870	6,509,938	2,634,599

End of period	$3,224,035	$2,854,261	$8,320,486	$6,509,938

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	78,533	61,327	187,003	91,704

Units purchased	141	16,138	29,111	28,365

Units sold/transferred	11,848	1,068	35,585	66,934

End of period	90,522	78,533	251,699	187,003

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-55

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$89,553	$53,036	$18,344	$13,415

Net realized gain (loss)	(11,148)	34,589	315,805	190,023

Net change in unrealized appreciation (depreciation) on investments	(165,782)	(120)	(873,834)	237,213

Net increase (decrease) in net assets from operations	(87,377)	87,505	(539,685)	440,651

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	309,710	224,879	760,429	634,626

Net contractowner transfers	81,009	743,306	1,018,724	357,946

Withdrawals and death benefits (b)	(64,728)	(120,322)	(97,211)	(156,664)

Net increase (decrease) in net assets resulting from contractowner transactions	325,991	847,863	1,681,942	835,908

Net increase (decrease) in net assets	238,614	935,368	1,142,257	1,276,559

NET ASSETS

Beginning of period	2,130,291	1,194,923	3,339,725	2,063,166

End of period	$2,368,905	$2,130,291	$4,481,982	$3,339,725

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	72,543	43,324	100,700	73,604

Units purchased	10,693	7,867	22,900	20,774

Units sold/transferred	282	21,352	26,336	6,322

End of period	83,518	72,543	149,936	100,700

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-56	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$76,481	$40,430	$(5,009)	$(1,985)

Net realized gain (loss)	(511)	68,229	389,836	187,046

Net change in unrealized appreciation (depreciation) on investments	(297,216)	(2,362)	(603,675)	208,599

Net increase (decrease) in net assets from operations	(221,246)	106,297	(218,848)	393,660

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	478,107	439,092	321,587	181,414

Net contractowner transfers	317,866	872,476	104,669	63,976

Withdrawals and death benefits (b)	(208,708)	(124,571)	(202,016)	(135,164)

Net increase (decrease) in net assets resulting from contractowner transactions	587,265	1,186,997	224,240	110,226

Net increase (decrease) in net assets	366,019	1,293,294	5,392	503,886

NET ASSETS

Beginning of period	3,205,895	1,912,601	2,227,721	1,723,835

End of period	$3,571,914	$3,205,895	$2,233,113	$2,227,721

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	110,585	68,771	62,876	59,705

Units purchased	17,045	15,515	8,561	5,762

Units sold/transferred	3,373	26,299	(2,969)	(2,591)

End of period	131,003	110,585	68,468	62,876

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-57

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		VY Clarion Global Real Estate Portfolio— Class I Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$57,989	$39,076	$44,862	$17,745

Net realized gain (loss)	(52,487)	3,854	(10,194)	(4,200)

Net change in unrealized appreciation (depreciation) on investments	(23,444)	25,469	(85,521)	40,586

Net increase (decrease) in net assets from operations	(17,942)	68,399	(50,853)	54,131

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	926,823	651,540	103,149	31,898

Net contractowner transfers	197,431	1,119,360	4,667	(102,478)

Withdrawals and death benefits (b)	(268,038)	(178,931)	(31,127)	(16,653)

Net increase (decrease) in net assets resulting from contractowner transactions	856,216	1,591,969	76,689	(87,233)

Net increase (decrease) in net assets	838,274	1,660,368	25,836	(33,102)

NET ASSETS

Beginning of period	3,410,648	1,750,280	606,608	639,710

End of period	$4,248,922	$3,410,648	$632,444	$606,608

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	130,713	69,029	14,721	17,069

Units purchased	36,596	25,393	2,622	831

Units sold/transferred	(2,932)	36,291	(493)	(3,179)

End of period	164,377	130,713	16,850	14,721

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-58	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

continued

	Wanger International Sub-Account		Wanger Select Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$14,980	$6,475	$(2,432)	$(1,761)

Net realized gain (loss)	150,655	(5,292)	63,872	9,694

Net change in unrealized appreciation (depreciation) on investments	(391,335)	298,732	(134,024)	98,629

Net increase (decrease) in net assets from operations	(225,700)	299,915	(72,584)	106,562

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	173,854	101,186	30,702	19,376

Net contractowner transfers	22,808	(64,019)	(157,551)	253,670

Withdrawals and death benefits (b)	(118,358)	(27,824)	(52,215)	(28,193)

Net increase (decrease) in net assets resulting from contractowner transactions	78,304	9,343	(179,064)	244,853

Net increase (decrease) in net assets	(147,396)	309,258	(251,648)	351,415

NET ASSETS

Beginning of period	1,194,647	885,389	674,729	323,314

End of period	$1,047,251	$1,194,647	$423,081	$674,729

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	16,406	16,133	12,077	7,410

Units purchased	2,554	1,589	573	392

Units sold/transferred	(1,323)	(1,316)	(3,848)	4,275

End of period	17,637	16,406	8,802	12,077

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-59

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended	concluded

	Wanger USA Sub-Account		Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

FROM OPERATIONS

Net investment income (loss)	$(2,763)	$(2,349)	$27,151	$36,434

Net realized gain (loss)	23,081	35,034	(17,801)	5,120

Net change in unrealized appreciation (depreciation) on investments	(60,477)	22,451	(38,290)	3,033

Net increase (decrease) in net assets from operations	(40,159)	55,136	(28,940)	44,587

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	56,310	15,126	91,893	47,668

Net contractowner transfers	125,579	36,538	(166,085)	155,925

Withdrawals and death benefits (b)	(48,000)	(3,864)	(70,890)	(19,960)

Net increase (decrease) in net assets resulting from contractowner transactions	133,889	47,800	(145,082)	183,633

Net increase (decrease) in net assets	93,730	102,936	(174,022)	228,220

NET ASSETS

Beginning of period	380,391	277,455	773,854	545,634

End of period	$474,121	$380,391	$599,832	$773,854

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,665	4,052	46,179	35,408

Units purchased	618	201	5,782	2,977

Units sold/transferred	681	412	(14,123)	7,794

End of period	5,964	4,665	37,838	46,179

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-60	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Intelligent Life Flexible Premium Individual Variable Universal Life Insurance Policy (referred to as “Intelligent Life VUL”) and the Intelligent Life Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “Intelligent Life SVUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Accumulation Unit Values are calculated daily for each Sub-Account. The Intelligent Life products offer over 60 Sub-Accounts.

Effective January 18, 2018, Vanguard VIF REIT Index Portfolio changed its name to Vanguard VIF Real Estate Index Portfolio.

Effective July 30, 2018, the PIMCO VIT Global Bond Portfolio (unhedged) changed its name to PIMCO VIT Global Bond Opportunities Portfolio (Unhedged).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New accounting pronouncement: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 removes or modifies certain disclosures required for fair value measurements. This guidance is effective for fiscal years beginning after December 15, 2019. Management has early implemented this accounting pronouncement for this annual report. This implementation did not have a material impact on the Separate Account’s financial statements.

New Commission Rule Issuance: In October 2016, the Commission issued Final Rule Release No. 33-1021, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the filing of new Form N-CEN. The requirements of this final rule was effective June 1, 2018 and the Separate Account will comply with the filings requirements of Form N-CEN for the year ended December 31, 2018. However, the adoption of this rule will not impact the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-61

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follow:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2018, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the Flexible Premium Individual Variable Universal Life Sub-Accounts for services required to administer the Sub-Accounts and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Flexible Premium Individual Variable Universal Life Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Flexible Premium Individual Variable Universal Life Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks within the Intelligent Life Flexible Premium Variable Universal Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21 and greater, the annual rate will be 0.35% regardless of the value.

There are other daily, monthly, and annual fees and costs that a contractowner will pay when buying, owning and surrendering the policy. These fees and costs are assessed through redemption of units and include the following:

Flexible Premium Individual Variable Universal Life Expense Charges

TRANSACTION FEES

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

Premium Expense Charge[1]	Upon receipt of each Premium payment	6.0% of each Premium payment	4.0% of each Premium payment

Surrender Charge	Not applicable	None	None

Transfer Charge[2]	Upon transfer	$25 per transfer	$0

[1]

We reserve the right to reduce or waive the Premium Expense Charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the Premium Expense Charge for particular contracts when no premium tax is incurred.

[2]

We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

The following table describes the fees and expenses that an owner will pay periodically during the time that he or she owns the Policy, not including the fees and expenses of the portfolios.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

Policy Unit Charge:[3]

SINGLE LIFE POLICY

Minimum and Maximum Charge	Monthly	Annual rate of $0.24–$1.20 per $1,000 of Face Amount (or increase in Face Amount)	Annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount)[4]

Charge for an Insured with Issue Age of 46 and a Face Amount of $250,000 during the first Policy Year	Monthly	$270 annually	$150 annually

B-62	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

LAST SURVIVOR POLICY

Minimum and Maximum Charge	Monthly	Annual rate of $0.00–$1.50 per $1,000 of Face Amount (or increase in Face Amount)	Annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount)[5]

Charge for Insureds with Issue Ages of 62 and a Face Amount of $1,000,000 during the first Policy Year	Monthly	$1,500 annually	$960 annually

[3]

The maximum guaranteed Policy Unit Charge varies based on the Issue Age, Face Amount, Policy Year, and whether the Policy is a Single Life or Last Survivor policy. The maximum guaranteed Policy Unit Charge shown in the table may not be typical of the charges you will pay. We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower. For more information regarding the maximum guaranteed Policy Unit Charge, please see “Charges and Deductions—Monthly Charge—Policy Unit Charge.”

[4]	Currently, the Policy Unit Charge is deducted from single life Policies only during the first 15 Policy Years (or 15 years following an increase in Face Amount).
[5]	Currently, the Policy Unit Charge is deducted from last survivor Policies only during the first 20 Policy Years (or 20 years following an increase in Face Amount).

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

Policy Fee:[6]

SINGLE LIFE POLICY

Minimum and Maximum Charge	Monthly	$72-$600 annually	$72-$600 annually

Charge for an Insured with Issue Age of 46 and during the first Policy Year	Monthly	$300 annually	$300 annually

LAST SURVIVOR POLICY

Minimum and Maximum Charge	Monthly	$72–$996 annually	$72–$996 annually

Charge for Insureds with Issue Ages of 62 during the first Policy Year	Monthly	$996 annually	$996 annually

Cost of Insurance:[7]

SINGLE LIFE POLICY

Minimum and Maximum Charge	Monthly	Annual rate of $0.68–$1,000 per $1,000 of net amount at risk	Annual rate of $0.19–$265.42[8] per $1,000 of net amount at risk

Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 during the First Policy Year	Monthly	Annual rate of $3.73 per $1,000 of net amount at risk	Annual rate of $1.72 per $1,000 of net amount at risk

[6]

Policy fees vary based on Issue Age, Policy Year, and whether the policy is a Single Life or Last Survivor policy. We reserve the right to reduce or waive the Policy Fee for particular contracts when we anticipate that our administration expenses will be lower. The policy fees shown in the table may not be typical of the charges you will pay. For more information regarding the policy fees, please see “Charges and Deductions.”

[7]

Cost of insurance charges vary based on the Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount and whether the policy is a Single Life or Last Survivor policy. The charge generally increases as the Issue Age increases. The net amount at risk is equal to: the death benefit divided by an interest discount factor on the Monthly Charge Date; minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested.

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

LAST SURVIVOR POLICY

Minimum and Maximum Charge	Monthly	Annual rate of $0.00 to $1,000 per $1,000 of net amount at risk	Annual rate of $0.00 to $265.42[8] per $1,000 of net amount at risk

Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 during the First Policy Year	Monthly	Annual rate of $0.17 per $1,000 of net amount at risk	Annual rate of $0.07 per $1,000 of net amount at risk

Mortality and Expense Risk Charge	Daily	The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually	Annual rate of 0.10%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

Administrative Expense Charge	Daily	The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually	Annual rate of 0.20%

Loan Interest Spread	Daily	2.0% annually of Loan Account Value for the first 15 Policy Years, and 0.5% thereafter[9]	2.0% annually of Loan Account Value for the first 15 Policy Years, and 0.5% thereafter

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[9]

The guaranteed maximum loan interest spread is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated see “Loans” and “Charges and Deductions—Loan Interest Charge.”

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

LAST SURVIVOR POLICY

Optional Charges:[10]

Accelerated Death Benefit Charge	At the time accelerated death benefit is paid	$200.[11] In addition, the proceeds of the Accelerated Death Benefit are discounted for 1 year of interest.	$0. In addition, the proceeds of the Accelerated Death Benefit are discounted for 1 year of interest.

Automatic Increase Rider:[12]

SINGLE LIFE POLICY

Minimum and Maximum Charge	Monthly	Policy Unit Charge: Annual rate of $0.24–$1.20 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.68–$1,000 per $1,000 increase in net amount at risk	Policy Unit Charge: Annual rate of $0.60 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.19–$265.428[8] per $1,000 increase in net amount at risk

Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 and an increase in Face Amount of $12,500 during the Second Policy Year	Monthly	Policy Unit Charge: $13.50 annually Cost of Insurance Charge: Annual rate of $4.03 per $1,000 of increase in net amount at risk	Policy Unit Charge: $7.50 annually Cost of Insurance Charge: Annual rate of $1.92 per $1,000 of increase in net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[10]

The charges for these Riders may vary based on the Insured’s Issue Age, sex (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, net amount at risk, and whether the policy is a Single Life or Last Survivor policy. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office.

[11]	This amount may be lower depending on the laws of your state.
[12]	The costs of the Automatic Increase Rider are the incremental Cost of Insurance and Policy Unit Charges associated with the increases. These charges will be at the same rate as the base Policy.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

LAST SURVIVOR POLICY

Minimum and Maximum Charge	Monthly	Policy Unit Charge: Annual rate of $0.00–$1.50 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.00–$1,000 per $1,000 increase in net amount at risk	Policy Unit Charge: Annual rate of $0.96 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.00–$265.42[8] per $1,000 increase in net amount at risk

Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 and an increase in Face Amount of $50,000 during the Second Policy Year	Monthly	Policy Unit Charge: $75.00 annually Cost of Insurance Charge: Annual rate of $0.58 per $1,000 increase in net amount at risk	Policy Unit Charge: $48 annually Cost of Insurance Charge: Annual rate of $0.23 per $1,000 increase in net amount at risk

B-64	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

Four-Year Term Benefit Rider:[13]

SINGLE LIFE POLICY

Minimum and Maximum Charge	Monthly	Annual rate of $0.68–$156.29[8] per $1,000 of increased net amount at risk	Annual rate of $0.20–$74.82[8] per $1,000 of increased net amount at risk

Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 during the First Policy Year.	Monthly	Annual rate of $3.73 per $1,000 of increased net amount at risk	Annual rate of $1.72 per $1,000 of increased net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[13]

The costs of the Four-Year Term Benefit Rider are the Cost of Insurance Charges arising from the four-year term insurance. These Cost of Insurance charges will be at a rate equal to the greater of the Cost of Insurance rate of the base policy or an annual rate of $0.20 per $1,000 of net amount at risk. The Cost of Insurance Charges for the Four-Year Term Benefit Rider will not exceed the guaranteed maximum rate for the base Policy.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

LAST SURVIVOR POLICY

Minimum and Maximum Charge	Monthly	Annual rate of $0.00 to $93.31[8] per $1,000 of increased net amount at risk	Annual rate of $0.00 to $16.18[8] per $1,000 of increased net amount at risk

Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 during the First Policy Year.	Monthly	Annual rate of $0.17 per $1,000 of increased net amount at risk	Annual rate of $0.17 per $1,000 of increased net amount at risk

SINGLE LIFE POLICY

Waiver of Monthly Charges Rider:

Minimum and Maximum Charge	Monthly	3.0%–10.0% of monthly deduction	3.0%–10.0% of monthly deduction

Charge for a male Insured with Issue Age of 46	Monthly	5.5% of monthly deduction	5.5% of monthly deduction

LAST SURVIVOR POLICY

Policy Split Rider		No Charge	No Charge

Guaranteed Minimum Death Rider		No Charge	No Charge

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge

Single Life Term Rider:

Minimum and Maximum Charge	Monthly	The maximum Policy Unit Charge is the same as on the base Policy ($0.00–$1.50 per $1,000 of Face Amount). The maximum annual Cost of Insurance Charge ranges from $1.25 to $125.71[8] per $1,000 of increased net amount at risk	The current Policy Unit Charge is the same as on the base Policy ($0.96 per $1,000 of Face Amount)[14]. The current annual Cost of Insurance Charge ranges from $0.52 to $87.00[8] per $1,000 of increased net amount at risk

Charge for a Select Non-Tobacco Male Insured with an Issue Age of 62 and a Face Amount of $500,000 during the First Policy Year.	Monthly	The maximum Policy Unit Charge is $750 annually. The maximum Cost of Insurance Charge is an annual rate of $16.26 per $1,000 of increased net amount at risk	The current Policy Unit Charge is $480 annually. The current Cost of Insurance Charge is an annual rate of $9.74 per $1,000 of increased net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[14]	Currently, the Policy Unit Charge on the Single Life Term Rider is deducted only during the first 20 Policy Years.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

There are other daily, monthly, and annual fees and costs that a contractowner will pay when buying, owning and surrendering the policy. These fees and costs are assessed through redemption of units and include the following:

Intelligent Life VUL and SVUL Flexible Premium Variable Universal Life Expense Charges

TRANSACTION FEES

The following table describes the fees and expenses that an owner will pay at the time he or she buys the policy, surrenders the policy, or transfers policy value among the allocation options.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge

Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%

Surrender Charge	Not Applicable	$0	$0

Partial Withdrawal Charge	At the time of each withdrawal	$20	$20

Transfer Charge*	Upon transfer	$25 per transfer	$0

*

We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an owner will pay periodically during the time he or she owns the policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge

Policy Fee:

SINGLE LIFE POLICY	Monthly	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later

LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable

Cost of Insurance:[1]

SINGLE LIFE POLICY

Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.18 Maximum $1,000 Example[2] $2.67	Minimum $0.18 Maximum $1,000 Example[2] $1.22

LAST SURVIVOR POLICY

Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[1]

The Cost of Insurance charges vary based on Issue Age, gender (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases as the Issue Age(s) increase. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[2]	Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).
[3]

Charge for a preferred non-tobacco underwriting risk Male/Female couple with Issue Ages of 62 and $1.25 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

B-66	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge

Mortality and Expense Risk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21 and later

Annual rate is4 :

• 0.95% if total value in all Investment Accounts is less than $100,000;

• 0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

• 0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Annual rate of 5.00%[5,6]	Annual rate of 5.00%[5,6]

Extended Maturity Benefit		No Charge	No Charge

Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.

Optional Charges:[7]

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[8] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.

Charitable Giving Benefit Rider		No Charge	No Charge

Over loan Protection Endorsement		No Charge[9]	No Charge[9]

Waiver of Monthly Charges Rider:

SINGLE LIFE POLICY	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.46%	Minimum 3.00% Maximum 18.39% Example[3] 7.46%

LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable

Level Cost of Insurance (“COI”) Endorsement:

SINGLE LIFE POLICY	Monthly. (Cost of Insurance rate is an annual amount per $1,000 of the Net Amount at Risk.)	Minimum $0.26 Maximum $133.60 Example[10] $2.67	Minimum $0.26 Maximum $59.43 Example[10] $1.16

LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable

Policy Split Rider:

SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable

LAST SURVIVOR POLICY		No Charge	No Charge

Estate Transfer Protection Rider:

SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable

LAST SURVIVOR POLICY

Cost of Insurance[1]

(Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[3]

Charge for a preferred non-tobacco underwriting risk Male/Female couple with Issue Ages of 62 and $1.25 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

[4]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.
[5]

The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge You for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[6]

Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1–10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

[7]

These charges may vary based on the Issue Age(s) of the Insured(s), gender (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or last survivor Policy. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

[8]	This amount may be lower depending on the laws of your state.

[9]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[10]

Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk), under a 10-year option.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2018 were as follows:

Sub-Account	Purchases	Sales

TIAA-CREF Life Balanced	$281,782	$267,332

TIAA-CREF Life Bond	1,289,499	1,690,695

TIAA-CREF Life Growth Equity	1,361,613	1,014,168

TIAA-CREF Life Growth & Income	1,283,396	982,766

TIAA-CREF Life International Equity	2,341,250	2,845,816

TIAA-CREF Life Large-Cap Value	1,088,809	858,062

TIAA-CREF Life Money Market	19,662,096	17,022,569

TIAA-CREF Life Real Estate Securities	1,489,204	1,375,291

TIAA-CREF Life Small-Cap Equity	976,682	1,035,513

TIAA-CREF Life Social Choice Equity	347,536	101,134

TIAA-CREF Life Stock Index	15,042,848	11,476,602

Calamos Growth & Income Portfolio	47,970	22,184

ClearBridge Variable Aggressive Growth Portfolio—Class I	790,633	294,167

ClearBridge Variable Small Cap Growth Portfolio—Class I	562,271	388,375

Credit Suisse Trust—Commodity Return Strategy Portfolio	9,930	41,172

DFA VA Equity Allocation Portfolio	9,102,292	2,150,676

DFA VA Global Bond Portfolio	1,624,222	1,273,722

DFA VA Global Moderate Allocation Portfolio	3,413,255	2,542,102

DFA VA International Small Portfolio	2,483,539	1,143,993

DFA VA International Value Portfolio	4,078,696	1,818,108

DFA VA Short-Term Fixed Portfolio	1,216,710	340,447

DFA VA US Large Value Portfolio	4,367,555	2,353,053

DFA VA US Targeted Value Portfolio	2,896,424	1,772,495

DFA VIT Inflation Protected Securities Portfolio	176,106	114,789

Delaware VIP Diversified Income Series—Standard Class	1,379,381	1,527,316

Delaware VIP International Value Equity Series—Standard Class	812,539	494,821

Delaware VIP Small Cap Value Series—Standard Class	924,890	543,960

Franklin Income VIP Fund—Class 1	228,750	144,296

Franklin Mutual Shares VIP Fund—Class 1	217,194	286,158

Franklin Small-Mid Cap GrowthVIP Fund—Class 1	477,492	281,408

Janus Henderson Forty Portfolio—Institutional Shares	1,129,046	989,503

Janus Henderson Mid Cap Value Portfolio—Institutional Shares	390,286	746,151

Janus Henderson Overseas Portfolio—Institutional Shares	37,116	46,121

John Hancock Emerging Markets Value Trust	1,452,305	839,289

Matson Money Fixed Income VI Portfolio	239,760	173,914

Matson Money International Equity VI Portfolio	408,686	125,964

Matson Money US Equity VI Portfolio	458,397	197,307

MFS Global Equity Series—Initial Class	436,754	451,776

MFS Growth Series—Initial Class	39,089	17,111

MFS Massachusetts Investors Growth Stock Portfolio	251,634	137,577

MFS Utilities Series—Initial Class	195,090	121,324

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	103,849	51,346

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	939,776	474,780

PVC Equity Income Account—Class 1	1,460,149	1,006,293

PVC MidCap Account—Class 1	204,389	212,456

B-68	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Sub-Account	Purchases	Sales

PIMCO VIT All Asset Portfolio—Institutional Class	$173,604	$233,830

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	91,421	96,946

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	640,759	149,507

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class	183,894	158,477

PIMCO VIT Real Return Portfolio—Institutional Class	1,814,304	495,426

Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II	595,195	552,590

Prudential Series Fund—Natural Resources Portfolio—Class II	501,649	205,378

Prudential Series Fund—Value Portfolio—Class II	24,279	26,275

Royce Capital Fund Micro-Cap Portfolio—Investment Class	254,359	166,176

Royce Capital Fund Small-Cap Portfolio—Investment Class	188,103	430,038

T. Rowe Price Health Sciences Portfolio	2,201,269	2,053,403

T. Rowe Price Limited-Term Bond Portfolio	595,320	286,720

Templeton Developing Markets VIP Fund—Class 1	762,163	656,075

Vanguard VIF Capital Growth Portfolio	2,785,617	2,243,833

Vanguard VIF Equity Index Portfolio	5,480,567	2,955,742

Vanguard VIF High Yield Bond Portfolio	1,164,197	748,653

Vanguard VIF Mid-Cap Index Portfolio	3,013,297	1,142,651

Vanguard VIF Real Estate Index Portfolio	1,801,739	1,020,748

Vanguard VIF Small Company Growth Portfolio	1,192,785	718,816

Vanguard VIF Total Bond Market Index Portfolio	2,033,414	1,112,387

VY Clarion Global Real Estate Portfolio—Class 1	514,498	392,947

Wanger International	584,285	365,735

Wanger Select	433,762	555,683

Wanger USA	473,465	265,372

Western Asset Variable Global High Yield Bond Portfolio—Class I	557,073	675,004

Note 5—condensed financial information

						For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

TIAA-CREF Life Balanced Sub-Account
2018		44	$31.05 to $31.78	$29.07 to $29.94	$1,305	0.02%	0.35% to 0.96%	(6.37)% to (5.80)%
2017		44	$27.54 to $28.02	$31.05 to $31.78	$1,371	0.00%	0.35% to 0.95%	12.75% to 13.42%
2016		54	$26.19 to $26.49	$27.54 to $28.02	$1,510	2.45%	0.35% to 0.95%	5.14% to 5.77%
2015		50	$26.11 to $26.18	$26.19 to $26.49	$1,321	3.66%	0.36% to 0.95%	(2.23)% to 0.62%
2014	(j)	13	$25.89 to $25.97	$26.11 to $26.18	$346	5.36%	0.65% to 0.96%	0.82% to 0.86%

TIAA-CREF Life Bond Sub-Account
2018		108	$35.91 to $38.62	$35.29 to $38.18	$3,976	2.29%	0.35% to 0.96%	(1.73)% to (1.14)%
2017		120	$34.68 to $37.07	$35.91 to $38.62	$4,501	0.02%	0.35% to 0.95%	3.56% to 4.18%
2016		94	$33.59 to $35.69	$34.68 to $37.07	$3,394	2.93%	0.35% to 0.95%	3.25% to 3.87%
2015		89	$33.71 to $35.61	$33.59 to $35.69	$3,082	2.97%	0.35% to 0.95%	(0.38)% to 0.22%
2014		96	$32.27 to $33.88	$33.71 to $35.61	$3,358	2.44%	0.35% to 0.95%	4.47% to 5.10%

TIAA-CREF Life Growth Equity Sub-Account
2018		141	$40.31 to $44.51	$39.85 to $44.28	$6,052	0.35%	0.30% to 0.95%	(1.16)% to (0.51)%
2017		143	$30.25 to $32.30	$40.31 to $44.51	$6,176	0.00%	0.30% to 0.95%	33.27% to 34.14%
2016		138	$30.83 to $33.61	$30.25 to $33.18	$4,436	0.57%	0.30% to 0.95%	(1.89)% to (1.26)%
2015		129	$28.38 to $30.74	$30.83 to $33.61	$4,240	0.23%	0.30% to 0.95%	8.63% to 9.34%
2014		129	$25.76 to $27.71	$28.38 to $30.74	$3,878	0.33%	0.30% to 0.95%	10.20% to 10.92%

TIAA-CREF Life Growth & Income Sub-Account
2018		103	$62.65 to $71.83	$57.56 to $66.42	$6,470	0.88%	0.30% to 0.96%	(8.13)% to (7.53)%
2017		105	$51.04 to $58.14	$62.65 to $71.83	$7,183	0.00%	0.30% to 0.95%	22.74% to 23.54%
2016		145	$47.45 to $53.70	$51.04 to $58.14	$7,989	1.30%	0.30% to 0.95%	7.57% to 8.27%
2015		158	$46.35 to $52.12	$47.45 to $53.70	$8,073	1.05%	0.30% to 0.95%	2.36% to 3.03%
2014		179	$42.13 to $47.06	$46.35 to $52.12	$8,867	1.03%	0.30% to 0.95%	10.04% to 10.76%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-69

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

					For the year ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)		Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

TIAA-CREF Life International Equity Sub-Account
2018	288	$32.36 to $37.70	$24.49 to $28.72	$7,582	1.04%		0.30% to 0.96%	(24.31)% to (23.81)%
2017	302	$24.56 to $28.43	$32.36 to $37.70	$10,482	1.17%		0.30% to 0.95%	31.73% to 32.58%
2016	318	$24.54 to $28.22	$24.56 to $28.43	$8,299	1.72%		0.30% to 0.95%	0.10% to 0.75%
2015	265	$25.02 to $28.59	$24.54 to $28.22	$6,915	1.30%		0.30% to 0.95%	(1.92)% to (1.28)%
2014	261	$27.42 to $31.13	$25.02 to $28.59	$6,929	1.35%		0.30% to 0.95%	(8.77)% to (8.18)%

TIAA-CREF Life Large-Cap Value Sub-Account
2018	45	$67.71 to $72.81	$57.59 to $62.31	$2,675	1.40%		0.35% to 0.96%	(14.95)% to (14.43)%
2017	45	$60.85 to $65.04	$67.71 to $72.81	$3,161	0.00%		0.35% to 0.95%	11.29% to 11.95%
2016	45	$51.73 to $54.97	$60.85 to $65.04	$2,807	1.67%		0.35% to 0.95%	17.62% to 18.32%
2015	48	$54.97 to $58.06	$51.73 to $54.97	$2,538	1.71%		0.35% to 0.95%	(5.90)% to (5.33)%
2014	37	$50.93 to $53.47	$54.97 to $58.06	$2,083	1.76%		0.35% to 0.95%	7.95% to 8.60%

TIAA-CREF Life Money Market Sub-Account
2018	12,662	$1.02 to $1.09	$1.03 to $1.11	$13,511	1.74%		0.35% to 0.96%	0.75% to 1.36%
2017	10,360	$1.02 to $1.09	$1.02 to $1.09	$10,871	0.74%		0.35% to 0.95%	(0.21)% to 0.40%
2016	10,619	$1.03 to $1.09	$1.02 to $1.09	$11,140	0.29%		0.35% to 0.94%	(0.66)% to (0.06)%
2015	6,368	$1.04 to $1.09	$1.03 to $1.09	$6,668	0.00%	^^	0.35% to 0.95%	(0.95)% to (0.35)%
2014	6,092	$1.05 to $1.10	$1.04 to $1.09	$6,469	0.00%		0.35% to 0.95%	(0.95)% to (0.35)%

TIAA-CREF Life Real Estate Securities Sub-Account
2018	46	$64.14 to $68.97	$60.84 to $65.82	$2,905	2.01%		0.35% to 0.96%	(5.14)% to (4.56)%
2017	47	$57.65 to $61.62	$64.14 to $68.97	$3,093	0.00%		0.35% to 0.95%	11.26% to 11.92%
2016	57	$55.98 to $59.48	$57.65 to $61.62	$3,396	2.69%		0.35% to 0.94%	2.98% to 3.60%
2015	64	$54.15 to $57.19	$55.98 to $59.48	$3,690	2.64%		0.35% to 0.95%	3.38% to 4.00%
2014	65	$42.55 to $44.67	$54.15 to $57.19	$3,630	1.74%		0.35% to 0.95%	27.25% to 28.02%

TIAA-CREF Life Small-Cap Equity Sub-Account
2018	27	$73.54 to $79.08	$64.07 to $69.31	$1,794	0.59%		0.35% to 0.96%	(12.88)% to (12.36)%
2017	31	$64.62 to $69.07	$73.54 to $79.08	$2,342	0.00%		0.35% to 0.95%	13.81% to 14.50%
2016	40	$54.42 to $57.82	$64.62 to $69.07	$2,656	0.96%		0.35% to 0.94%	18.74% to 19.45%
2015	33	$55.02 to $58.11	$54.42 to $57.82	$1,845	0.63%		0.35% to 0.95%	(1.09)% to (0.50)%
2014	33	$51.99 to $54.58	$55.02 to $58.11	$1,887	0.74%		0.35% to 0.95%	5.84% to 6.47%

TIAA-CREF Life Social Choice Equity Sub-Account
2018	34	$56.00 to $66.45	$52.39 to $62.57	$1,982	1.73%		0.30% to 0.96%	(6.44)% to (5.83)%
2017	32	$46.74 to $55.10	$56.00 to $66.45	$2,002	0.01%		0.30% to 0.95%	19.82% to 20.60%
2016	33	$41.63 to $48.76	$46.74 to $55.10	$1,731	2.37%		0.30% to 0.94%	12.28% to 13.01%
2015	33	$43.19 to $50.26	$41.63 to $48.76	$1,527	2.52%		0.30% to 0.95%	(3.62)% to (2.99)%
2014	46	$39.29 to $45.42	$43.19 to $50.26	$2,170	1.84%		0.30% to 0.95%	9.93% to 10.64%

TIAA-CREF Life Stock Index Sub-Account
2018	582	$67.76 to $82.84	$63.57 to $78.23	$39,095	1.60%		0.30% to 0.96%	(6.18)% to (5.56)%
2017	539	$56.52 to $68.66	$67.76 to $82.84	$38,816	0.00%		0.30% to 0.95%	19.87% to 20.65%
2016	474	$50.63 to $61.10	$56.52 to $68.66	$28,462	2.34%		0.30% to 0.95%	11.65% to 12.38%
2015	424	$50.89 to $61.02	$50.63 to $61.10	$22,832	2.15%		0.30% to 0.95%	(0.52)% to 0.13%
2014	367	$45.68 to $54.42	$50.89 to $61.02	$19,782	1.95%		0.30% to 0.95%	11.40% to 12.12%

Calamos Growth & Income Portfolio Sub-Account
2018	18	$26.82 to $28.84	$25.40 to $27.47	$483	1.29%		0.35% to 0.95%	(5.30)% to (4.72)%
2017	18	$23.44 to $25.05	$26.82 to $28.84	$507	0.82%		0.35% to 0.95%	14.42% to 15.11%
2016	22	$22.25 to $23.64	$23.44 to $25.05	$531	2.17%		0.35% to 0.94%	5.32% to 5.95%
2015	33	$22.22 to $23.46	$22.25 to $23.64	$751	2.72%		0.35% to 0.95%	0.17% to 0.77%
2014	34	$20.99 to $22.04	$22.22 to $23.46	$780	0.98%		0.35% to 0.95%	5.83% to 6.47%

B-70	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

								For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)		Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2018		108		$21.88 to $23.33	$19.86 to $21.30	$2,239		0.63%	0.35% to 0.96%	(9.22)% to (8.67)%
2017		92		$18.99 to $20.13	$21.88 to $23.33	$2,084		0.56%	0.35% to 0.95%	15.19% to 15.88%
2016		76		$18.95 to $19.96	$18.99 to $20.13	$1,490		0.61%	0.35% to 0.94%	0.25% to 0.85%
2015		72		$19.47 to $20.38	$18.95 to $19.96	$1,383		0.36%	0.35% to 0.95%	(2.66)% to (2.08)%
2014		62		$16.32 to $16.99	$19.47 to $20.38	$1,229		0.19%	0.35% to 0.95%	19.26% to 19.97%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2018		13		$37.30 to $40.07	$38.22 to $41.30	$512		0.00%	0.35% to 0.96%	2.45% to 3.07%
2017		10		$30.30 to $32.36	$37.30 to $40.07	$391		0.00%	0.35% to 0.95%	23.09% to 23.83%
2016		9		$28.91 to $30.69	$30.30 to $32.36	$294		0.00%	0.35% to 0.94%	4.81% to 5.43%
2015		14		$30.52 to $32.21	$28.91 to $30.69	$418		0.00%	0.35% to 0.95%	(5.28)% to (4.71)%
2014		17		$29.61 to $31.05	$30.52 to $32.21	$536		0.00%	0.35% to 0.95%	3.09% to 3.71%

Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account
2018		1		$17.21 to $17.64	$15.06 to $15.29	$15		3.02%	0.65% to 0.95%	(12.50)% to (12.23)%
2017		3		$17.11 to $17.27	$17.21 to $17.64	$51		4.18%	0.65% to 0.95%	0.56% to 0.86%
2016		0	^	$15.42	$17.11 to $17.27	$9		0.00%	0.94%	10.96% to 11.30%
2015		0	^	$20.78	$15.42	$3		0.00%	0.96%	(25.81)%
2014	(j)	0	^	$26.72	$20.78	$0	^	0.00%	1.14%	(22.23)%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2018		124		$15.80 to $16.98	$15.32 to $16.56	$1,984		3.26%	0.35% to 0.96%	(3.06)% to (2.47)%
2017		136		$15.16 to $16.19	$15.80 to $16.98	$2,253		2.56%	0.35% to 0.95%	4.23% to 4.86%
2016		126		$14.79 to $15.70	$15.16 to $16.19	$1,986		3.56%	0.35% to 0.95%	2.55% to 3.16%
2015		179		$15.09 to $15.92	$14.79 to $15.70	$2,733		2.98%	0.35% to 0.95%	(2.02)% to (1.43)%
2014		148		$14.47 to $15.17	$15.09 to $15.92	$2,289		2.11%	0.35% to 0.95%	4.32% to 4.95%

Delaware VIP International Value Equity Series—Standard Class Sub-Account
2018		95		$26.47 to $28.44	$21.60 to $23.34	$2,133		2.76%	0.35% to 0.96%	(18.43)% to (17.93)%
2017		84		$21.81 to $23.30	$26.47 to $28.44	$2,314		1.52%	0.35% to 0.95%	21.36% to 22.09%
2016		78		$21.14 to $22.44	$21.81 to $23.30	$1,754		1.57%	0.35% to 0.94%	3.20% to 3.82%
2015		66		$21.24 to $22.41	$21.14 to $22.44	$1,438		1.68%	0.35% to 0.95%	(0.46)% to 0.14%
2014		36		$23.47 to $24.62	$21.24 to $22.41	$788		1.23%	0.35% to 0.95%	(9.53)% to (8.99)%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2018		39		$74.71 to $80.26	$61.63 to $66.61	$2,520		0.83%	0.35% to 0.96%	(17.51)% to (17.01)%
2017		37		$67.31 to $71.88	$74.71 to $80.26	$2,857		0.81%	0.35% to 0.95%	10.99% to 11.66%
2016		36		$51.71 to $54.89	$67.31 to $71.88	$2,513		0.89%	0.35% to 0.95%	30.17% to 30.95%
2015		28		$55.67 to $58.74	$51.71 to $54.89	$1,522		0.67%	0.35% to 0.95%	(7.11)% to (6.55)%
2014		27		$53.09 to $55.68	$55.67 to $58.74	$1,537		0.53%	0.35% to 0.95%	4.86% to 5.49%

DFA VA Equity Allocation Portfolio Sub-Account
2018		385		$27.77 to $27.85	$24.42 to $24.64	$9,466		2.34%	0.35% to 0.96%	(12.04)% to (11.50)%
2017	(p)	141		$25.52	$27.77 to $27.85	$3,931		7.95%	0.33% to 0.92%	8.61% to 8.82%

DFA VA Global Bond Portfolio Sub-Account
2018		101		$26.35 to $27.26	$26.55 to $27.64	$2,745		4.37%	0.35% to 0.96%	0.78% to 1.39%
2017		92		$26.05 to $26.79	$26.35 to $27.26	$2,471		2.02%	0.35% to 0.95%	1.15% to 1.76%
2016		65		$25.85 to $26.43	$26.05 to $26.79	$1,728		1.75%	0.35% to 0.95%	0.77% to 1.37%
2015		57		$25.70 to $25.91	$25.85 to $26.43	$1,503		1.96%	0.36% to 0.95%	(0.93)% to 0.89%
2014		19		$25.22 to $25.34	$25.70 to $25.91	$485		3.16%	0.65% to 0.95%	1.91% to 2.53%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2018		175		$31.15 to $31.94	$28.73 to $29.63	$5,112		2.43%	0.35% to 0.96%	(7.78)% to (7.22)%
2017		150		$27.45 to $27.98	$31.15 to $31.94	$4,725		2.04%	0.35% to 0.95%	13.48% to 14.16%
2016		117		$25.41 to $25.74	$27.45 to $27.98	$3,247		1.81%	0.35% to 0.94%	8.04% to 8.69%
2015		96		$26.19 to $26.37	$25.41 to $25.74	$2,449		2.30%	0.36% to 1.06%	(2.96)% to (2.38)%
2014	(l)	10		$25.65 to $25.73	$26.19 to $26.37	$273		2.38%	0.35% to 0.96%	2.11% to 2.49%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-71

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

						For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

DFA VA International Small Portfolio Sub-Account
2018		143	$43.56 to $45.06	$34.61 to $36.02	$5,064	1.72%	0.35% to 0.96%	(20.54)% to (20.05)%
2017		119	$33.84 to $34.80	$43.56 to $45.06	$5,301	2.85%	0.35% to 0.95%	28.72% to 29.49%
2016		92	$32.15 to $32.87	$33.84 to $34.80	$3,151	2.65%	0.35% to 0.94%	5.23% to 5.86%
2015		67	$30.68 to $31.17	$32.15 to $32.87	$2,197	3.72%	0.50% to 0.95%	4.81% to 5.44%
2014		26	$32.87 to $33.20	$30.68 to $31.17	$804	2.28%	0.35% to 0.95%	(6.67)% to (6.11)%

DFA VA International Value Portfolio Sub-Account
2018		232	$37.14 to $38.42	$30.50 to $31.74	$7,251	2.93%	0.35% to 0.96%	(17.87)% to (17.38)%
2017		174	$29.80 to $30.65	$37.14 to $38.42	$6,597	3.28%	0.35% to 0.95%	24.62% to 25.37%
2016		119	$27.57 to $28.19	$29.80 to $30.65	$3,608	3.80%	0.35% to 0.94%	8.08% to 8.73%
2015		84	$29.92 to $30.40	$27.57 to $28.19	$2,342	4.73%	0.60% to 0.95%	(7.84)% to (7.29)%
2014		36	$32.53 to $32.86	$29.92 to $30.40	$1,093	5.33%	0.00% to 0.95%	(8.04)% to (7.48)%

DFA VA Short-Term Fixed Portfolio Sub-Account
2018		145	$24.33 to $25.17	$24.53 to $25.53	$3,661	1.74%	0.35% to 0.96%	0.81% to 1.42%
2017		111	$24.36 to $25.05	$24.33 to $25.17	$2,782	1.11%	0.35% to 0.95%	(0.12)% to 0.48%
2016		61	$24.40 to $24.94	$24.36 to $25.05	$1,527	0.69%	0.35% to 0.95%	(0.16)% to 0.44%
2015		61	$24.56 to $24.95	$24.40 to $24.94	$1,505	0.79%	0.53% to 0.95%	(0.65)% to (0.05)%
2014		15	$24.76 to $24.88	$24.56 to $24.95	$383	0.18%	0.35% to 0.95%	(0.80)% to (0.29)%

DFA VA US Large Value Portfolio Sub-Account
2018		204	$54.24 to $56.11	$47.22 to $49.14	$9,854	2.42%	0.35% to 0.96%	(12.95)% to (12.42)%
2017		175	$45.98 to $47.29	$54.24 to $56.11	$9,699	2.16%	0.35% to 0.95%	17.96% to 18.67%
2016		122	$39.05 to $39.92	$45.98 to $47.29	$5,716	2.47%	0.35% to 0.94%	17.75% to 18.46%
2015		78	$40.81 to $41.47	$39.05 to $39.92	$3,082	2.70%	0.35% to 0.95%	(4.32)% to (3.74)%
2014		52	$37.77 to $38.15	$40.81 to $41.47	$2,121	2.30%	0.35% to 0.95%	8.05% to 8.70%

DFA VA US Targeted Value Portfolio Sub-Account
2018		116	$51.18 to $52.95	$42.65 to $44.39	$5,084	1.00%	0.35% to 0.96%	(16.67)% to (16.17)%
2017		102	$47.07 to $48.41	$51.18 to $52.95	$5,346	1.11%	0.35% to 0.95%	8.73% to 9.38%
2016		88	$37.27 to $38.10	$47.07 to $48.41	$4,235	1.26%	0.35% to 0.94%	26.29% to 27.05%
2015		62	$39.70 to $40.34	$37.27 to $38.10	$2,328	1.78%	0.35% to 0.95%	(6.13)% to (5.56)%
2014		30	$38.65 to $39.04	$39.70 to $40.34	$1,186	1.29%	0.35% to 0.95%	2.73% to 3.34%

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2018		24	$25.15 to $25.38	$24.58 to $24.95	$603	2.23%	0.35% to 0.95%	(2.27)% to (1.68)%
2017		22	$24.58 to $24.66	$25.15 to $25.38	$562	2.58%	0.35% to 0.95%	2.29% to 2.91%
2016	(o)	21	$25.00	$24.58 to $24.66	$514	26.48%	0.35% to 0.95%	(3.33)% to 1.20%

Franklin Income VIP Fund—Class 1 Sub-Account
2018		25	$30.11 to $32.37	$28.60 to $30.94	$732	4.82%	0.35% to 0.96%	(5.00)% to (4.43)%
2017		23	$27.65 to $29.55	$30.11 to $32.37	$713	4.36%	0.35% to 0.95%	8.91% to 9.56%
2016		29	$24.41 to $25.93	$27.65 to $29.55	$825	5.30%	0.35% to 0.94%	13.26% to 13.94%
2015		30	$26.45 to $27.94	$24.41 to $25.93	$761	5.49%	0.35% to 0.95%	(7.72)% to (7.16)%
2014		37	$25.45 to $26.72	$26.45 to $27.94	$1,014	4.33%	0.35% to 0.95%	3.93% to 4.56%

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2018		26	$33.79 to $36.33	$30.50 to $33.00	$817	2.60%	0.35% to 0.95%	(9.72)% to (9.18)%
2017		29	$31.40 to $33.56	$33.79 to $36.33	$1,020	2.48%	0.35% to 0.95%	7.61% to 8.26%
2016		29	$27.24 to $28.94	$31.40 to $33.56	$924	2.46%	0.35% to 0.95%	15.26% to 15.95%
2015		41	$28.85 to $30.47	$27.24 to $28.94	$1,149	3.31%	0.35% to 0.95%	(5.60)% to (5.03)%
2014		44	$27.13 to $28.48	$28.85 to $30.47	$1,289	2.23%	0.35% to 0.95%	6.36% to 7.01%

B-72	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

						For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2018		14	$46.69 to $50.15	$43.86 to $47.40	$640	0.00%	0.35% to 0.95%	(6.06)% to (5.49)%
2017		11	$38.71 to $41.34	$46.69 to $50.15	$553	0.00%	0.35% to 0.95%	20.60% to 21.32%
2016		16	$37.43 to $39.74	$38.71 to $41.34	$625	0.00%	0.35% to 0.94%	3.42% to 4.04%
2015		35	$38.74 to $40.87	$37.43 to $39.74	$1,365	0.00%	0.35% to 0.95%	(3.37)% to (2.78)%
2014		28	$36.28 to $38.06	$38.74 to $40.87	$1,115	0.00%	0.35% to 0.95%	6.76% to 7.40%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2018		18	$79.67 to $85.66	$80.48 to $87.05	$1,455	0.00%	0.35% to 0.95%	1.01% to 1.62%
2017		19	$61.72 to $65.96	$79.67 to $85.66	$1,526	0.00%	0.35% to 0.95%	29.09% to 29.86%
2016		30	$60.97 to $64.77	$61.72 to $65.96	$1,910	0.00%	0.35% to 0.94%	1.23% to 1.84%
2015		31	$54.85 to $57.92	$60.97 to $64.77	$1,960	0.00%	0.35% to 0.95%	11.16% to 11.83%
2014		20	$50.92 to $53.45	$54.85 to $57.92	$1,147	0.17%	0.35% to 0.95%	7.70% to 8.35%

Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account
2018		31	$36.79 to $39.55	$31.47 to $34.04	$1,027	1.04%	0.35% to 0.96%	(14.45)% to (13.94)%
2017		44	$32.60 to $34.84	$36.79 to $39.55	$1,699	0.81%	0.35% to 0.95%	12.86% to 13.54%
2016		45	$27.64 to $29.37	$32.60 to $34.84	$1,520	1.20%	0.35% to 0.94%	17.91% to 18.61%
2015		29	$28.91 to $30.53	$27.64 to $29.37	$831	1.22%	0.35% to 0.95%	(4.38)% to (3.80)%
2014		31	$26.83 to $28.17	$28.91 to $30.53	$934	1.53%	0.35% to 0.95%	7.74% to 8.39%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2018		7	$56.09 to $60.31	$47.26 to $51.12	$361	1.75%	0.35% to 0.96%	(15.75)% to (15.24)%
2017		8	$43.19 to $46.16	$56.09 to $60.31	$440	1.67%	0.35% to 0.95%	29.88% to 30.66%
2016		13	$46.61 to $49.52	$43.19 to $46.16	$582	4.62%	0.35% to 0.94%	(7.33)% to (6.78)%
2015		28	$51.47 to $54.36	$46.61 to $49.52	$1,348	0.61%	0.35% to 0.95%	(9.46)% to (8.91)%
2014		28	$58.97 to $61.90	$51.47 to $54.36	$1,456	3.29%	0.35% to 0.95%	(12.71)% to (12.18)%

John Hancock Emerging Markets Value Trust Sub-Account
2018		90	$31.29 to $31.87	$26.82 to $27.48	$2,433	2.92%	0.35% to 0.96%	(14.30)% to (13.78)%
2017		71	$23.81 to $24.11	$31.29 to $31.87	$2,247	2.05%	0.62% to 0.95%	31.43% to 32.21%
2016		38	$20.36 to $20.42	$23.81 to $24.11	$910	4.93%	0.62% to 0.95%	16.97% to 17.67%
2015	(n)	14	$25.74	$20.36 to $20.42	$292	3.24%	0.66% to 0.96%	(20.93)% to (20.51)%

Matson Money Fixed Income VI Portfolio Sub-Account
2018		44	$24.47 to $25.04	$24.38 to $25.10	$1,094	2.27%	0.35% to 0.96%	(0.36)% to 0.24%
2017		42	$24.49 to $24.70	$24.47 to $25.04	$1,046	0.98%	0.35% to 0.95%	(0.09)% to 0.51%
2016		28	$24.54 to $24.68	$24.49 to $24.70	$678	0.62%	0.65% to 0.94%	(0.21)% to 0.09%
2015		19	$24.84 to $24.91	$24.54 to $24.68	$461	0.00%	0.65% to 0.95%	(1.21)% to (0.92)%
2014	(i)	3	$24.86 to $24.94	$24.84 to $24.91	$67	1.05%	0.65% to 0.98%	(0.38)% to 0.17%

Matson Money International Equity VI Portfolio Sub-Account
2018		39	$29.47 to $30.16	$23.55 to $24.25	$939	1.83%	0.35% to 0.96%	(20.08)% to (19.60)%
2017		29	$23.39 to $23.59	$29.47 to $30.16	$876	2.13%	0.35% to 0.95%	25.98% to 26.74%
2016		17	$21.93 to $22.05	$23.39 to $23.59	$403	2.82%	0.65% to 0.95%	6.69% to 7.01%
2015		10	$23.00 to $23.06	$21.93 to $22.05	$216	1.52%	0.65% to 0.95%	(4.65)% to (4.37)%
2014	(h)	3	$25.29 to $25.67	$23.00 to $23.06	$72	6.52%	0.66% to 0.97%	(10.17)% to (9.08)%

Matson Money US Equity VI Portfolio Sub-Account
2018		40	$33.87 to $34.66	$29.42 to $30.29	$1,188	1.00%	0.35% to 0.96%	(13.14)% to (12.61)%
2017		34	$30.17 to $30.43	$33.87 to $34.66	$1,157	1.17%	0.35% to 0.95%	12.26% to 12.93%
2016		19	$25.26 to $25.40	$30.17 to $30.43	$585	1.07%	0.65% to 0.94%	19.44% to 19.80%
2015		12	$26.65 to $26.71	$25.26 to $25.40	$309	0.85%	0.65% to 0.95%	(5.20)% to (4.92)%
2014	(i)	4	$25.25 to $26.80	$26.65 to $26.71	$95	0.64%	0.65% to 0.97%	(0.33)% to 5.51%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-73

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

						For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

MFS Global Equity Series—Initial Class Sub-Account
2018		49	$30.43 to $32.69	$27.20 to $29.40	$1,412	0.94%	0.35% to 0.96%	(10.60)% to (10.06)%
2017		52	$24.76 to $26.44	$30.43 to $32.69	$1,661	0.86%	0.35% to 0.95%	22.90% to 23.64%
2016		45	$23.28 to $24.71	$24.76 to $26.44	$1,155	1.00%	0.35% to 0.94%	6.33% to 6.97%
2015		38	$23.84 to $25.16	$23.28 to $24.71	$928	1.05%	0.35% to 0.95%	(2.35)% to (1.76)%
2014		40	$23.17 to $24.30	$23.84 to $25.16	$974	0.77%	0.35% to 0.95%	2.89% to 3.51%

MFS Growth Series—Initial Class Sub-Account
2018		7	$55.95 to $60.17	$56.90 to $61.56	$404	0.09%	0.35% to 0.95%	1.69% to 2.31%
2017		7	$42.99 to $45.95	$55.95 to $60.17	$401	0.11%	0.35% to 0.95%	30.17% to 30.95%
2016		7	$42.36 to $45.01	$42.99 to $45.95	$306	0.03%	0.35% to 0.94%	1.48% to 2.09%
2015		25	$39.76 to $41.99	$42.36 to $45.01	$1,071	0.15%	0.34% to 0.95%	6.54% to 7.18%
2014		31	$36.84 to $38.68	$39.76 to $41.99	$1,272	0.10%	0.35% to 0.95%	7.91% to 8.56%

MFS Massachsetts Investors Growth Stock Portfolio Sub-Account
2018		23	$24.39 to $26.21	$24.36 to $26.33	$579	0.61%	0.35% to 0.95%	(0.15)% to 0.46%
2017		20	$19.18 to $20.48	$24.39 to $26.21	$507	0.63%	0.35% to 0.95%	27.22% to 27.98%
2016		30	$18.25 to $19.37	$19.18 to $20.48	$593	0.61%	0.35% to 0.94%	5.08% to 5.71%
2015	(m)	39	$18.83 to $19.90	$18.25 to $19.37	$733	0.67%	0.36% to 0.96%	(2.12)% to (1.67)%

MFS Utilities Series—Initial Class Sub-Account
2018		10	$56.80 to $61.08	$56.86 to $61.51	$595	1.17%	0.35% to 0.96%	0.10% to 0.70%
2017		9	$49.94 to $53.38	$56.80 to $61.08	$525	4.59%	0.35% to 0.95%	13.75% to 14.43%
2016		8	$45.23 to $48.05	$49.94 to $53.38	$427	3.75%	0.35% to 0.94%	10.42% to 11.08%
2015		9	$53.41 to $56.41	$45.23 to $48.05	$428	4.01%	0.35% to 0.95%	(15.33)% to (14.82)%
2014		8	$47.83 to $50.22	$53.41 to $56.41	$414	2.11%	0.34% to 0.95%	11.67% to 12.34%

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account
2018		7	$38.20 to $41.05	$37.44 to $38.93	$271	1.19%	0.65% to 0.96%	(1.98)% to (1.68)%
2017		6	$34.02 to $36.34	$38.20 to $41.05	$252	0.62%	0.23% to 0.95%	12.29% to 12.97%
2016		8	$26.96 to $27.78	$34.02 to $36.34	$283	0.70%	0.65% to 0.94%	26.17% to 26.92%
2015		5	$30.86 to $32.58	$26.96 to $27.78	$149	0.71%	0.65% to 0.95%	(12.64)% to (12.38)%
2014		11	$28.36 to $29.76	$30.86 to $32.58	$345	0.59%	0.35% to 0.95%	8.81% to 9.47%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2018		82	$33.34 to $35.82	$27.98 to $30.25	$2,421	0.67%	0.35% to 0.96%	(16.08)% to (15.57)%
2017		73	$28.83 to $30.80	$33.34 to $35.82	$2,538	0.89%	0.35% to 0.95%	15.64% to 16.33%
2016		75	$25.05 to $26.60	$28.83 to $30.80	$2,272	0.69%	0.35% to 0.94%	15.07% to 15.76%
2015		61	$27.59 to $29.12	$25.05 to $26.60	$1,584	0.86%	0.35% to 0.95%	(9.20)% to (8.66)%
2014		25	$24.47 to $25.67	$27.59 to $29.12	$694	1.24%	0.35% to 0.95%	12.76% to 13.44%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2018		42	$19.16 to $20.60	$17.99 to $19.46	$786	3.41%	0.35% to 0.96%	(6.10)% to (5.54)%
2017		46	$17.00 to $18.17	$19.16 to $20.60	$914	4.71%	0.35% to 0.95%	12.70% to 13.37%
2016		51	$15.18 to $16.12	$17.00 to $18.17	$904	2.73%	0.35% to 0.94%	12.01% to 12.68%
2015		54	$16.83 to $17.77	$15.18 to $16.12	$854	3.47%	0.35% to 0.95%	(9.81)% to (9.27)%
2014		64	$16.87 to $17.71	$16.83 to $17.77	$1,119	4.99%	0.35% to 0.95%	(0.23)% to 0.37%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2018		27	$17.29 to $17.73	$14.72 to $15.18	$400	2.25%	0.35% to 0.96%	(14.86)% to (14.35)%
2017		27	$17.04 to $17.37	$17.29 to $17.73	$480	10.06%	0.35% to 0.95%	1.43% to 2.04%
2016		9	$14.93 to $15.13	$17.04 to $17.37	$160	1.23%	0.35% to 0.94%	14.13% to 14.82%
2015		10	$20.26 to $20.33	$14.93 to $15.13	$156	4.02%	0.35% to 0.95%	(26.28)% to (25.64)%
2014		5	$25.05 to $25.96	$20.26 to $20.33	$107	0.56%	0.65% to 0.95%	(21.70)% to (18.63)%

B-74	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

					For the year ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2018	60	$29.43 to $30.18	$27.81 to $28.69	$1,705	4.31%	0.35% to 0.96%	(5.50)% to (4.93)%
2017	45	$27.00 to $27.51	$29.43 to $30.18	$1,343	5.21%	0.35% to 0.95%	9.02% to 9.67%
2016	30	$24.01 to $24.32	$27.00 to $27.51	$806	5.42%	0.35% to 0.94%	12.44% to 13.12%
2015	19	$24.76 to $24.93	$24.01 to $24.32	$469	5.50%	0.35% to 0.95%	(3.02)% to (2.44)%
2014	9	$24.58	$24.76 to $24.93	$226	4.95%	0.35% to 0.96%	(1.71)% to 0.77%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2018	27	$18.51 to $19.91	$17.60 to $19.04	$490	6.70%	0.35% to 0.96%	(4.96)% to (4.39)%
2017	27	$17.18 to $18.36	$18.51 to $19.91	$522	1.89%	0.35% to 0.95%	7.77% to 8.41%
2016	40	$16.64 to $17.69	$17.18 to $18.36	$721	1.64%	0.35% to 0.95%	3.22% to 3.84%
2015	43	$17.48 to $18.47	$16.64 to $17.69	$735	1.98%	0.35% to 0.95%	(4.80)% to (4.22)%
2014	40	$17.23 to $18.09	$17.48 to $18.47	$710	2.66%	0.35% to 0.95%	1.45% to 2.06%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2018	262	$17.71 to $19.02	$17.18 to $18.56	$4,691	2.58%	0.35% to 0.96%	(2.99)% to (2.40)%
2017	193	$17.22 to $18.39	$17.71 to $19.02	$3,559	2.54%	0.35% to 0.95%	2.83% to 3.45%
2016	148	$16.50 to $17.51	$17.22 to $18.39	$2,640	2.44%	0.35% to 0.94%	4.36% to 4.99%
2015	127	$17.09 to $18.04	$16.50 to $17.51	$2,163	4.94%	0.35% to 0.95%	(3.48)% to (2.90)%
2014	105	$16.71 to $17.53	$17.09 to $18.04	$1,839	1.56%	0.35% to 0.95%	2.28% to 2.89%

PVC Equity Income Account—Class 1 Sub-Account
2018	84	$41.48 to $44.60	$39.02 to $42.21	$3,393	2.00%	0.35% to 0.96%	(5.92)% to (5.35)%
2017	79	$34.58 to $36.96	$41.48 to $44.60	$3,410	2.32%	0.35% to 0.95%	19.94% to 20.65%
2016	68	$30.17 to $32.05	$34.58 to $36.96	$2,423	2.96%	0.35% to 0.94%	14.63% to 15.32%
2015	51	$31.70 to $33.48	$30.17 to $32.05	$1,586	2.72%	0.35% to 0.95%	(4.84)% to (4.26)%
2014	39	$28.37 to $29.79	$31.70 to $33.48	$1,266	2.48%	0.35% to 0.95%	11.73% to 12.41%

PVC MidCap Account—Class 1 Sub-Account
2018	11	$51.59 to $55.47	$47.75 to $51.66	$539	0.27%	0.35% to 0.96%	(7.44)% to (6.88)%
2017	12	$41.49 to $44.35	$51.59 to $55.47	$672	0.53%	0.35% to 0.95%	24.33% to 25.08%
2016	15	$37.95 to $40.32	$41.49 to $44.35	$648	0.34%	0.35% to 0.94%	9.33% to 9.98%
2015	23	$37.70 to $39.81	$37.95 to $40.32	$911	0.49%	0.35% to 0.95%	0.68% to 1.29%
2014	22	$33.68 to $35.36	$37.70 to $39.81	$861	0.52%	0.35% to 0.95%	11.92% to 12.59%

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
2018	34	$32.22 to $34.64	$30.09 to $32.55	$1,073	0.00%	0.35% to 0.95%	(6.62)% to (6.05)%
2017	33	$25.07 to $26.80	$32.22 to $34.64	$1,101	0.00%	0.35% to 0.95%	28.52% to 29.29%
2016	35	$25.00 to $26.56	$25.07 to $26.80	$900	0.00%	0.35% to 0.94%	0.28% to 0.88%
2015	38	$23.84 to $25.18	$25.00 to $26.56	$979	0.00%	0.35% to 0.95%	4.86% to 5.49%
2014	28	$22.56 to $23.68	$23.84 to $25.18	$691	0.00%	0.35% to 0.95%	5.69% to 6.33%

Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
2018	18	$38.45 to $41.34	$31.07 to $33.61	$596	0.00%	0.35% to 0.96%	(19.20)% to (18.71)%
2017	11	$39.02 to $41.71	$38.45 to $41.34	$430	0.00%	0.35% to 0.95%	(1.47)% to (0.88)%
2016	13	$31.56 to $33.53	$39.02 to $41.71	$509	0.00%	0.35% to 0.94%	23.64% to 24.39%
2015	13	$44.78 to $47.29	$31.56 to $33.53	$424	0.00%	0.35% to 0.95%	(29.52)% to (29.10)%
2014	12	$56.37 to $59.17	$44.78 to $47.29	$556	0.00%	0.35% to 0.95%	(20.55)% to (20.07)%

Prudential Series Fund—Value Portfolio—Class II Sub-Account
2018	3	$41.30 to $44.40	$36.72 to $38.19	$120	0.00%	0.65% to 0.95%	(11.09)% to (10.82)%
2017	3	$35.79 to $37.00	$41.30 to $44.40	$136	0.00%	0.65% to 0.94%	15.41% to 15.75%
2016	3	$32.56 to $34.59	$35.79 to $37.00	$116	0.00%	0.65% to 0.94%	9.91% to 10.24%
2015	3	$35.94 to $36.93	$32.56 to $34.59	$106	0.00%	0.65% to 0.95%	(9.41)% to (9.14)%
2014	3	$33.09 to $33.90	$35.94 to $36.93	$125	0.00%	0.65% to 0.95%	8.62% to 9.28%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-75

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

							For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2018		14		$20.02 to $21.51	$18.03 to $19.49	$255	0.00%	0.35% to 0.96%	(9.91)% to (9.36)%
2017		10		$19.21 to $20.52	$20.02 to $21.51	$208	0.65%	0.35% to 0.95%	4.19% to 4.82%
2016		10		$16.20 to $17.20	$19.21 to $20.52	$195	0.58%	0.35% to 0.94%	18.58% to 19.29%
2015		14		$18.68 to $19.72	$16.20 to $17.20	$226	0.00%	0.35% to 0.95%	(13.29)% to (12.76)%
2014		15		$19.56 to $20.52	$18.68 to $19.72	$284	0.00%	0.35% to 0.95%	(4.49)% to (3.91)%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2018		48		$19.71 to $21.18	$17.90 to $19.34	$889	0.71%	0.35% to 0.96%	(9.21)% to (8.66)%
2017		60		$18.88 to $20.17	$19.71 to $21.18	$1,236	0.96%	0.35% to 0.95%	4.38% to 5.01%
2016		61		$15.76 to $16.73	$18.88 to $20.17	$1,186	1.66%	0.35% to 0.94%	19.82% to 20.54%
2015		90		$18.04 to $19.04	$15.76 to $16.73	$1,459	0.74%	0.35% to 0.95%	(12.64)% to (12.11)%
2014		92		$17.64 to $18.50	$18.04 to $19.04	$1,693	0.13%	0.35% to 0.95%	2.26% to 2.88%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2018		41		$31.54 to $32.12	$31.59 to $32.36	$1,316	0.00%	0.35% to 0.96%	0.15% to 0.75%
2017		39		$24.96 to $25.26	$31.54 to $32.12	$1,230	0.00%	0.35% to 0.95%	26.38% to 27.14%
2016		29		$28.14 to $28.32	$24.96 to $25.26	$726	0.00%	0.35% to 0.95%	(11.33)% to (10.80)%
2015		32		$25.19	$28.14 to $28.32	$895	0.00%	0.35% to 0.96%	(0.72)% to 11.97%
2014	(k)	0	^	$25.85	$25.19	$7	0.00%	0.65%	(2.54)%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2018		79		$24.86 to $25.74	$24.92 to $25.96	$2,001	2.02%	0.35% to 0.96%	0.22% to 0.83%
2017		67		$24.84 to $25.56	$24.86 to $25.74	$1,706	1.46%	0.35% to 0.95%	0.10% to 0.70%
2016		74		$24.73 to $25.31	$24.84 to $25.56	$1,863	1.36%	0.35% to 0.94%	0.41% to 1.01%
2015		60		$24.89 to $25.32	$24.73 to $25.31	$1,511	1.13%	0.35% to 0.95%	(0.64)% to (0.04)%
2014		50		$24.97 to $25.25	$24.89 to $25.32	$1,254	1.22%	0.35% to 0.95%	(0.31)% to 0.29%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2018		136		$18.31 to $19.68	$15.33 to $16.59	$2,155	1.11%	0.35% to 0.96%	(16.25)% to (15.74)%
2017		130		$13.14 to $14.04	$18.31 to $19.68	$2,457	1.20%	0.35% to 0.95%	39.33% to 40.16%
2016		125		$11.26 to $11.96	$13.14 to $14.04	$1,692	1.09%	0.35% to 0.94%	16.68% to 17.38%
2015		156		$14.11 to $14.90	$11.26 to $11.96	$1,800	2.34%	0.35% to 0.95%	(20.19)% to (19.70)%
2014		141		$15.50 to $16.27	$14.11 to $14.90	$2,039	1.62%	0.35% to 0.95%	(8.96)% to (8.41)%

Vanguard VIF Capital Growth Portfolio Sub-Account
2018		91		$35.90 to $36.56	$35.14 to $36.00	$3,224	0.88%	0.35% to 0.95%	(2.12)% to (1.53)%
2017		79		$28.13 to $28.48	$35.90 to $36.56	$2,854	1.06%	0.35% to 0.95%	27.62% to 28.38%
2016		61		$25.62 to $25.78	$28.13 to $28.48	$1,742	0.78%	0.35% to 0.94%	9.80% to 10.46%
2015		36		$25.21	$25.62 to $25.78	$921	0.33%	0.35% to 0.95%	(0.75)% to 2.90%
2014	(k)	0	^	$25.51	$25.21	$7	0.00%	0.64%	(1.19)%

Vanguard VIF Equity Index Portfolio Sub-Account
2018		252		$34.42 to $35.06	$32.56 to $33.36	$8,320	1.57%	0.35% to 0.96%	(5.41)% to (4.84)%
2017		187		$28.57 to $28.92	$34.42 to $35.06	$6,510	1.50%	0.35% to 0.95%	20.51% to 21.23%
2016		92		$25.79 to $25.95	$28.57 to $28.92	$2,635	1.94%	0.35% to 0.94%	10.76% to 11.42%
2015	(n)	67		$25.38	$25.79 to $25.95	$1,740	0.34%	0.65% to 0.96%	(1.65)% to 1.60%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2018		84		$29.02 to $29.55	$27.96 to $28.64	$2,369	4.45%	0.35% to 0.96%	(3.66)% to (3.07)%
2017		73		$27.38 to $27.71	$29.02 to $29.55	$2,130	3.85%	0.35% to 0.95%	6.00% to 6.63%
2016		43		$24.82 to $24.98	$27.38 to $27.71	$1,195	2.64%	0.35% to 0.95%	10.30% to 10.97%
2015	(n)	10		$25.47	$24.82 to $24.98	$258	0.71%	0.36% to 0.96%	(4.34)% to (1.59)%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2018		150		$32.80 to $33.40	$29.45 to $30.18	$4,482	1.04%	0.35% to 0.96%	(10.19)% to (9.65)%
2017		101		$27.80 to $28.15	$32.80 to $33.40	$3,340	1.08%	0.35% to 0.95%	17.96% to 18.66%
2016		74		$25.26 to $25.42	$27.80 to $28.15	$2,063	1.04%	0.35% to 0.94%	10.07% to 10.73%
2015	(n)	43		$25.56	$25.26 to $25.42	$1,086	0.20%	0.36% to 0.96%	(6.34)% to (1.17)%

B-76	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

						For the year ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return lowest to highest(a)(g)

Vanguard VIF Real Estate Index Portfolio Sub-Account
2018		131	$28.65 to $29.18	$26.86 to $27.52	$3,572	2.81%	0.35% to 0.96%	(6.25)% to (5.68)%
2017		111	$27.61 to $27.95	$28.65 to $29.18	$3,206	2.02%	0.35% to 0.95%	3.79% to 4.41%
2016		69	$25.72 to $25.88	$27.61 to $27.95	$1,913	1.53%	0.35% to 0.95%	7.33% to 7.98%
2015	(n)	24	$27.12	$25.72 to $25.88	$616	0.67%	0.35% to 0.96%	(5.18)% to 2.91%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2018		68	$35.01 to $35.66	$32.16 to $32.95	$2,233	0.37%	0.35% to 0.96%	(8.14)% to (7.59)%
2017		63	$28.63 to $28.98	$35.01 to $35.66	$2,228	0.44%	0.35% to 0.95%	22.30% to 23.03%
2016		60	$25.14 to $25.30	$28.63 to $28.98	$1,724	0.27%	0.35% to 0.94%	13.85% to 14.54%
2015	(n)	36	$25.24	$25.14 to $25.30	$911	0.03%	0.36% to 0.96%	(8.15)% to (0.40)%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2018		164	$25.80 to $26.27	$25.52 to $26.15	$4,249	2.13%	0.35% to 0.96%	(1.08)% to (0.48)%
2017		131	$25.17 to $25.48	$25.80 to $26.27	$3,411	2.06%	0.35% to 0.95%	2.51% to 3.12%
2016		69	$24.79 to $24.95	$25.17 to $25.48	$1,750	1.52%	0.35% to 0.95%	1.50% to 2.11%
2015	(n)	23	$25.26	$24.79 to $24.95	$564	1.44%	0.35% to 0.96%	(1.86)% to (0.29)%

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2018		17	$40.24 to $42.14	$36.47 to $38.41	$632	6.65%	0.35% to 0.96%	(9.39)% to (8.84)%
2017		15	$36.68 to $38.17	$40.24 to $42.14	$607	3.71%	0.35% to 0.95%	9.73% to 10.38%
2016		17	$36.70 to $37.97	$36.68 to $38.17	$640	1.44%	0.35% to 0.94%	(0.06)% to 0.54%
2015		15	$37.58 to $38.65	$36.70 to $37.97	$553	3.05%	0.35% to 0.95%	(2.35)% to (1.76)%
2014		19	$33.26 to $34.00	$37.58 to $38.65	$731	1.38%	0.35% to 0.95%	12.99% to 13.67%

Wanger International Sub-Account
2018		18	$70.19 to $75.48	$57.22 to $61.90	$1,047	1.92%	0.35% to 0.96%	(18.48)% to (17.99)%
2017		16	$53.31 to $56.99	$70.19 to $75.48	$1,195	1.24%	0.35% to 0.95%	31.66% to 32.45%
2016		16	$54.59 to $58.00	$53.31 to $56.99	$885	1.18%	0.35% to 0.94%	(2.34)% to (1.75)%
2015		17	$55.06 to $58.15	$54.59 to $58.00	$938	1.48%	0.35% to 0.95%	(0.85)% to (0.25)%
2014		17	$58.14 to $61.04	$55.06 to $58.15	$940	1.46%	0.35% to 0.95%	(5.31)% to (4.74)%

Wanger Select Sub-Account
2018		9	$53.31 to $57.27	$46.25 to $49.99	$423	0.15%	0.35% to 0.95%	(13.25)% to (12.72)%
2017		12	$42.49 to $45.37	$53.31 to $57.27	$675	0.24%	0.35% to 0.95%	25.48% to 26.23%
2016		7	$37.84 to $40.16	$42.49 to $45.37	$323	0.19%	0.35% to 0.94%	12.29% to 12.96%
2015		7	$38.10 to $40.20	$37.84 to $40.16	$274	0.01%	0.35% to 0.95%	(0.70)% to (0.10)%
2014		6	$37.30 to $39.12	$38.10 to $40.20	$220	0.00%	0.35% to 0.95%	2.17% to 2.78%

Wanger USA Sub-Account
2018		6	$79.27 to $85.25	$77.37 to $80.47	$474	0.12%	0.65% to 0.96%	(2.40)% to (2.10)%
2017		5	$66.92 to $71.54	$79.27 to $85.25	$380	0.00%	0.65% to 0.95%	18.45% to 19.16%
2016		4	$59.43 to $61.26	$66.92 to $69.19	$277	0.00%	0.65% to 0.94%	12.62% to 13.29%
2015		5	$60.36 to $63.75	$59.43 to $61.26	$298	0.00%	0.65% to 0.95%	(1.55)% to (1.25)%
2014		7	$58.15 to $61.06	$60.36 to $63.75	$407	0.00%	0.35% to 0.95%	3.79% to 4.42%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2018		38	$16.09 to $17.16	$15.31 to $16.42	$600	5.11%	0.35% to 0.96%	(4.83)% to (4.26)%
2017		46	$14.95 to $15.84	$16.09 to $17.16	$774	6.50%	0.35% to 0.95%	7.63% to 8.27%
2016		35	$13.06 to $13.75	$14.95 to $15.84	$546	6.43%	0.35% to 0.94%	14.51% to 15.20%
2015		33	$14.00 to $14.66	$13.06 to $13.75	$437	5.37%	0.35% to 0.95%	(6.73)% to (6.17)%
2014		38	$14.30 to $14.88	$14.00 to $14.66	$545	7.97%	0.35% to 0.95%	(2.09)% to (1.50)%

^	Less than a thousand units.
^^	Less than 0.01%.
(a)	Not annualized for periods less than one year.
(b)	Does not include expenses of underlying Fund.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-77

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VLI-1

(e)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(f)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(g)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(h)	Sub-Account commenced operations April 9, 2014.
(i)	Sub-Account commenced operations April 28, 2014.
(j)	Sub-Account commenced operations July 2, 2014.
(k)	Sub-Account commenced operations December 19, 2014.
(l)	Sub-Account commenced operations January 21, 2014.
(m)	Sub-Account commenced operations March 27, 2015.
(n)	Sub-Account commenced operations January 21, 2015.
(o)	Sub-Account commenced operations July 5, 2015.
(p)	Sub-Account commenced operations July 24, 2017.

B-78	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-79

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory-basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of matter

As discussed in Note 10 to the statutory-basis financial statements, the Company has entered into significant transactions with affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

March 14, 2019

B-80	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2018	2017

ADMITTED ASSETS

Bonds	$7,913,172	$7,240,086

Preferred stocks	183	183

Cash, cash equivalents and short-term investments	171,753	102,646

Contract loans	33,771	27,016

Other long-term investments	4,707	5,124

Investment income due and accrued	69,960	63,092

Federal income tax recoverable from TIAA	2,184	—

Net deferred federal income tax asset	16,773	17,006

Reinsurance amounts receivable	14,227	28,176

Other assets	23,997	20,834

Separate account assets	5,016,425	5,052,500

Total admitted assets	$13,267,152	$12,556,663

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health, annuities and deposit-type contracts	$7,651,764	$6,996,890

Asset valuation reserve	52,486	46,916

Interest maintenance reserve	11,169	13,796

Federal income tax payable to TIAA	—	2,287

Other amounts payable on reinsurance	16,071	18,347

Other liabilities	33,231	28,106

Separate account liabilities	5,001,547	5,038,780

Total liabilities	12,766,268	12,145,122

Capital and surplus

Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500

Additional paid-in capital	557,500	457,500

Surplus (deficit)	(59,116)	(48,459)

Total capital and surplus	500,884	411,541

Total liabilities, capital and surplus	$13,267,152	$12,556,663

See notes to statutory-basis financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-81

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2018	2017	2016

REVENUES

Insurance and annuity premiums and other considerations	$692,435	$736,413	$695,583

Net investment income	270,010	240,395	209,258

Commissions and expense allowances on reinsurance ceded	18,777	24,169	26,492

Reserve adjustments on reinsurance ceded	16,144	32,733	33,400

Separate account fees and other revenues	26,613	25,936	24,821

Total revenues	$1,023,979	$1,059,646	$989,554

EXPENSES

Policy and contract benefits	$340,270	$246,649	$227,194

Increase in policy and contract reserves	244,207	327,489	348,093

Insurance expenses and taxes (excluding Federal income taxes)	148,568	129,053	141,101

Commissions on premiums	24,437	27,375	31,056

Interest on deposit-type contracts	65,250	49,155	37,274

Net transfers to separate accounts	214,334	241,681	189,656

Total expenses	$1,037,066	$1,021,402	$974,374

Income (loss) before federal income tax and net realized capital gains (losses)	(13,087)	38,244	15,180

Federal income tax expense	2,364	10,907	12,303

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	819	1,900	(325)

Net income (loss)	$(14,632)	$29,237	$2,552

B-82	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2015	$2,500	$407,500	$(47,482)	$362,518

Net income (loss)	—	—	2,552	2,552

Change in net unrealized capital gains (losses) on investments	—	—	(281)	(281)

Change in asset valuation reserve	—	—	(7,183)	(7,183)

Change in surplus in separate accounts	—	—	(1,601)	(1,601)

Change in liability for reinsurance in unauthorized companies	—	—	1,803	1,803

Change in net deferred income tax	—	—	3,910	3,910

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(1,003)	(1,003)

Deferred premium asset limitation	—	—	(1,635)	(1,635)

Other assets	—	—	594	594

Capital contribution	—	50,000	—	50,000

Balance, December 31, 2016	$2,500	$457,500	$(50,326)	$409,674

Net income (loss)	—	—	29,237	29,237

Change in net unrealized capital gains (losses) on investments	—	—	(574)	(574)

Change in asset valuation reserve	—	—	(6,090)	(6,090)

Change in surplus in separate accounts	—	—	(4,094)	(4,094)

Change in liability for reinsurance in unauthorized companies	—	—	(10,828)	(10,828)

Change in net deferred income tax	—	—	(26,980)	(26,980)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	22,610	22,610

Deferred premium asset limitation	—	—	(1,137)	(1,137)

Other assets	—	—	(277)	(277)

Balance, December 31, 2017	$2,500	$457,500	$(48,459)	$411,541

Net income (loss)	—	—	(14,632)	(14,632)

Change in net unrealized capital gains (losses) on investments	—	—	(202)	(202)

Change in asset valuation reserve	—	—	(5,570)	(5,570)

Change in surplus in separate accounts	—	—	(349)	(349)

Change in liability for reinsurance in unauthorized companies	—	—	10,648	10,648

Change in net deferred income tax	—	—	4,947	4,947

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(5,180)	(5,180)

Deferred premium asset limitation	—	—	(1,927)	(1,927)

Other assets	—	—	1,608	1,608

Capital contribution	—	100,000	—	100,000

Balance, December 31, 2018	$2,500	$557,500	$(59,116)	$500,884

See notes to statutory-basis financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-83

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2018	2017	2016

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$687,300	$736,564	$684,962

Net investment income	261,013	231,848	200,408

Separate account fees and other revenues	43,854	49,060	57,547

Total Receipts	992,167	1,017,472	942,917

Policy and contract benefits	304,039	223,773	189,705

Commissions and expenses paid	173,344	156,463	172,618

Federal income tax expense	5,621	15,545	9,311

Net transfers to separate accounts	217,883	240,597	190,483

Total Disbursements	700,887	636,378	562,117

Net cash from operations	291,280	381,094	380,800

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	638,932	572,415	653,665

Stocks	—	346	—

Other invested assets	1,000	5,313	—

Net gains on cash, cash equivalents and short-term investments	—	—	42

Miscellaneous proceeds	399	161	—

Cost of investments acquired:

Bonds	1,312,893	1,694,574	1,508,360

Net increase in contract loans	6,755	3,159	5,174

Net losses on cash, cash equivalents and short-term investments	—	2	—

Miscellaneous applications	—	—	560

Net cash used in investments	(679,317)	(1,119,500)	(860,387)

CASH FROM FINANCING AND OTHER

Additional paid in capital	100,000	—	50,000

Net deposits on deposit-type contracts funds	339,319	816,788	294,277

Other cash provided (applied)	17,825	(3,867)	(2,590)

Net cash from financing and other	457,144	812,921	341,687

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	69,107	74,515	(137,900)

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	102,646	28,131	166,031

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$171,753	$102,646	$28,131

B-84	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	SSAP#	F/S Line	2018	2017 (as revised)	2016 (as revised)

Net income (loss), New York SAP			$(14,632)	$29,237	$2,552

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	1,140	1,534	409

Net income (loss), NAIC SAP			$(13,492)	$30,771	$2,961

Capital and surplus, New York SAP			$500,884	$411,541	$409,674

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	63	343	344

Separate Account Assets	56	Separate account assets	(33,873)	(13,365)	(17,446)

Separate Account Liabilities	56	Separate account liabilities	28,900	8,885	9,294

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	5,734	4,594	3,060

Capital and surplus, NAIC SAP			$501,708	$411,998	$404,926

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The deferred premium asset limitation in prior years’ presentation of the reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of New York has been revised. This revision had no effect on the statements of admitted assets, liabilities and capital and surplus, or the related statements of operations or changes in capital and surplus, or of cash flows. The impact of the revision was limited to the calculation of the amounts in the footnote disclosure.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Company’s risk based capital as of December 31, 2018 and 2017 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The Asset Valuation Reserve (“AVR”) is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

B-86	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the statements of admitted assets, liabilities and capital and surplus, or the related statements of operations or changes in capital and surplus, or of cash flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent that they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2018	2017	Change

Net deferred tax assets	$31,158	$25,978	$5,180

Deferred premium assets	37,333	35,406	1,927

Other invested assets	—	1,202	(1,202)

Sundry receivables	28	434	(406)

Total	$68,519	$63,020	$5,499

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

B-88	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2018	2017	2016

Exchange/restructure/transfer of bond investments	$168,869	$72,445	$176,336

Capitalized interest on bonds	$1,739	$1,230	$446

Interest credited on deposit-type contracts	$65,561	$50,640	$38,282

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions or (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

In December 2018, the Company’s state of domicile, New York, issued an emergency regulation to begin the implementation of principle-based reserving (PBR) to become effective on January 1, 2020. When New York final adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company continues to evaluate the NAIC guidance and does not anticipate a material impact on surplus.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2018
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$254,255	$1,940	$(2,670)	$253,525

All other governments	65,949	17	(2,152)	63,814

States, territories & possessions	51,698	1,463	(254)	52,907

Political subdivisions of states, territories, & possessions	20,509	248	(154)	20,603

Special revenue & special assessment, non-guaranteed agencies & government	701,469	6,121	(13,670)	693,920

Industrial & miscellaneous	6,819,133	85,888	(203,430)	6,701,591

Credit tenant loans	159	4	—	163

Total	$7,913,172	$95,681	$(222,330)	$7,786,523

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$291,063	$3,901	$(1,725)	$293,239

All other governments	76,767	288	(938)	76,117

States, territories & possessions	63,532	2,666	(307)	65,891

Political subdivisions of states, territories, & possessions	27,335	1,288	(125)	28,498

Special revenue & special assessment, non-guaranteed agencies & government	612,783	8,062	(9,429)	611,416

Industrial & miscellaneous	6,164,500	291,460	(24,237)	6,431,723

Credit tenant loans	4,106	86	—	4,192

Total	$7,240,086	$307,751	$(36,761)	$7,511,076

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a

B-90	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically- depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2018

All other bonds	$3,515,896	$(129,968)	$3,385,928	$1,257,377	$(70,039)	$1,187,338

Loaned-backed and structured bonds	247,597	(3,202)	244,395	612,022	(19,121)	592,901

Total	$3,763,493	$(133,170)	$3,630,323	$1,869,399	$(89,160)	$1,780,239

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2017

All other bonds	$873,008	$(5,597)	$867,411	$652,824	$(17,830)	$634,994

Loaned-backed and structured bonds	308,803	(3,066)	305,737	359,804	(10,268)	349,536

Total	$1,181,811	$(8,663)	$1,173,148	$1,012,628	$(28,098)	$984,530

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2018		December 31, 2017
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$351,013	$349,183	$345,288	$345,733

Due after one year through five years	1,580,412	1,570,630	1,508,645	1,531,702

Due after five years through ten years	2,397,408	2,325,486	2,138,288	2,173,283

Due after ten years	2,466,088	2,438,623	2,336,513	2,554,350

Subtotal	6,794,921	6,683,922	6,328,734	6,605,068

Residential mortgage-backed securities	546,529	538,852	469,269	463,860

Commercial mortgage-backed securities	180,437	175,747	137,712	137,852

Asset-backed securities	391,285	388,002	304,371	304,296

Subtotal	1,118,251	1,102,601	911,352	906,008

Total	$7,913,172	$7,786,523	$7,240,086	$7,511,076

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2018		2017

NAIC 1 and 2	$7,865,511	99.4%	$7,189,686	99.3%

NAIC 3 through 6	47,661	0.6	50,400	0.7

Total	$7,913,172	100.0%	$7,240,086	100.0%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2018	2017

Manufacturing	19.5%	20.2%

Finance and financial services	18.1%	17.0%

Public utilities	12.2%	12.2%

Residential mortgage-backed securities	6.9%	6.5%

Oil and gas	6.3%	6.8%

Transportation	5.8%	6.3%

Services	5.3%	4.9%

Real estate investment trusts	5.1%	4.8%

Asset-backed securities	4.9%	4.2%

Revenue and special obligations	3.4%	3.3%

Communications	3.3%	3.5%

Retail & wholesale trade	2.8%	3.0%

U.S. governments	2.7%	3.4%

Commercial mortgage-backed securities	2.3%	1.9%

Other governments	0.8%	1.1%

Mining	0.6%	0.9%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2018 and 2017, the Company did not recognize any OTTI on loan-backed or structured securities where it had the intent to sell, lacked the ability to retain the security for a period of time sufficient to recover the amortized cost basis, or where the present value of the cash flows expected to be collected was less than the amortized cost basis.

Note 4—subsidiary, controlled and affiliated entities

The Company has no investments in subsidiary, controlled or affiliated entities (“SCA”) that exceed 10% of its admitted assets.

During 2018, the Company’s sole operating subsidiary, TIAA-CREF Life Insurance Agency, LLC (“Agency”) was transferred to a subsidiary of TIAA. The carrying value as of December 31, 2017 was zero due to the Agency’s equity being non-admitted.

At December 31, 2018 or 2017, respectively, the Company has the following as amounts due to parent, subsidiaries, and affiliates, which are reported in “Other liabilities” (in thousands):

	2018	2017

Amounts due to parent, subsidiaries, and affiliates	$18,528	$12,307

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2018	2017	2016

Bonds	$281,016	$244,244	$211,291

Other long-term investments	555	388	666

Cash, cash equivalents and short-term investments	879	446	152

Contract loans	1,327	1,103	957

Total gross investment income	283,777	246,181	213,066

Investment expenses	(14,906)	(5,750)	(3,946)

Net investment income before amortization/(accretion) of IMR	268,871	240,431	209,120

Amortization/(accretion) of IMR	1,139	(36)	138

Net investment income	$270,010	$240,395	$209,258

B-92	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2018	2017	2016

Bonds	$(1,883)	$16,892	$2,061

Stocks	—	346	—

Other long-term investments	—	478	—

Cash, cash equivalent and short-term investments	—	(1)	43

Total before capital gain (loss) tax and transfers to IMR, net of taxes	(1,883)	17,715	2,104

Transfers to IMR, net of taxes	1,488	(11,268)	(1,411)

Capital gain/loss tax benefit (expense)	1,214	(4,547)	(1,018)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$819	$1,900	$(325)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2018	2017	2016

Other-than-temporary impairments:

Bonds	$5,868	$—	$2,839

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2018	2017	2016

Proceeds from sales	$129,264	$171,380	$155,787

Gross gains on sales	$4,752	$16,648	$4,022

Gross losses on sales	$839	$1,699	$3,296

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2018 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$7,786,523	$7,913,172	$—	$7,774,091	$12,432

Preferred stock	3,006	183	3,006	—	—

Other long-term investments	5,573	4,707	—	5,573	—

Separate account assets	4,982,552	5,016,425	2,852,457	2,130,095	—

Contract loans	33,771	33,771	—	—	33,771

Cash, cash equivalent & short term investments	171,747	171,753	2,775	168,972	—

Total	$12,983,172	$13,140,011	$2,858,238	$10,078,731	$46,203

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$4,104,701	$4,104,701	$—	$—	$4,104,701

Separate account liabilities	5,001,547	5,001,547	—	—	5,001,547

Total	$9,106,248	$9,106,248	$—	$—	$9,106,248

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2017 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$7,511,076	$7,240,086	$—	$7,509,683	$1,393

Other long-term investments	5,879	4,725	—	5,879	—

Preferred stock	3,778	183	3,778	—	—

Separate account assets	5,039,136	5,052,500	2,851,861	2,187,275	—

Contract loans	27,016	27,016	—	—	27,016

Cash, cash equivalent & short term investments	102,644	102,646	2,720	99,924	—

Total	$12,689,529	$12,427,156	$2,858,359	$9,802,761	$28,409

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$3,700,451	$3,700,451	$—	$—	$3,700,451

Separate account liabilities	5,038,780	5,038,780	—	—	5,038,780

Total	$8,739,231	$8,739,231	$—	$—	$8,739,231

B-94	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2018 and 2017. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash, cash equivalents, and short term assets in Level 1 consist of currency denominated in US dollars.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Other long-term investments in level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash, cash equivalents, and short-term investments in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2018
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$2,840,318	$44,596	$—	$2,884,914

Total assets at fair value	$2,840,318	$44,596	$—	$2,884,914

Total liabilities at fair value	$—	$—	$—	$—

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2017
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$2,841,311	$45,245	$—	$2,886,556

Total assets at fair value	$2,841,311	$45,245	$—	$2,886,556

Total liabilities at fair value	$—	$—	$—	$—

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

For assets and liabilities held at December 31, 2018 or 2017, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2018 and 2017, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (in thousands):

	2018
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,174	$—	$—	$—	$8,174	$8,237	$(63)	$—	8,174	0.061%	0.062%

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,237	$—	$—	$—	$8,237	$8,152	$85	$—	$8,237	0.065%	0.066%

Note 8—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2018		2017
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$1,236	$1,307	$1,216	$1,532

Ordinary renewal	19,776	55,785	19,137	52,702

Total	$21,012	$57,092	$20,353	$54,234

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

B-96	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 9—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2018, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, group life and group annuity.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) and Stable Value Separate Account-3 (“SVSA-3”) were established on May 14, 2012 and November 13, 2013, respectively, as non-unitized guaranteed separate accounts that support book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of these accounts are carried at amortized cost.

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TC Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TC Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TC Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TC Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

TC Life SVSA-1	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

TC Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2018		2017
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TC Life VLI-1	$214,473	$—	$205,739	$—

TC Life VLI-2	152,160	—	138,701	—

TC Life VA-1	2,472,722	—	2,495,996	—

TC Life MVA-1	—	45,559	—	46,120

TC Life SVSA-1	1,263,182	—	1,250,285	—

TC Life SVSA-3	868,329	—	915,659	—

Total	$4,970,866	$45,559	$5,006,380	$46,120

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2018 and 2017, the general account of the Company has a maximum guarantee for separate account liabilities of $12,001 thousand and $967 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,582	$—	$414,636	$416,218

Reserves

For accounts with assets at:

Fair value	$19,302	$16,557	$2,834,612	$2,870,471

Amortized cost	2,105,121	—	—	2,105,121

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,802	$16,557	$—	$35,359

At fair value	2,105,121	—	2,834,612	4,939,733

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$345	$—	$389,564	$389,909

Reserves

For accounts with assets at:

Fair value	$20,613	$16,235	$2,835,900	$2,872,748

Amortized cost	2,131,339	—	—	2,131,339

Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$19,513	$16,235	$—	$35,748

At fair value	2,131,339	—	2,835,900	4,967,239

Not subject to discretionary withdrawal	1,100	—	—	1,100

Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

B-98	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$296	$—	$327,375	$327,671

Reserves

For accounts with assets at:

Fair value	$19,926	$17,444	$2,230,402	$2,267,772

Amortized cost	3,256,023	—	—	$3,256,023

Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$19,476	$17,444	$—	$36,920

At fair value	3,256,023	—	2,230,402	5,486,425

Not subject to discretionary withdrawal	450	—	—	450

Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2018	2017	2016

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$420,769	$399,875	$332,216

Transfers from separate accounts	(206,366)	(157,965)	(142,165)

Net transfers to separate accounts	214,403	241,910	190,051

Reconciling adjustments:

Fund transfer exchange gain (loss)	(69)	(229)	(395)

Transfers as reported in the Company’s Statements of Operations	$214,334	$241,681	$189,656

Note 10—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, are as follows (in thousands):

	2018	2017	2016

Payments to TIAA

Operating expenses	$114,861	$100,267	$109,793

Investment expenses	14,490	5,657	3,910

Total	$129,351	$105,924	$113,703

TAL also provides investment advisory services and other administrative services for all of the Company’s insurance separate accounts, including guaranteed investment contract (GIC) separate accounts, in accordance with an Investment Management Agreement.

Payments made to TAL for services for the years ended December 31, are as follows (in thousands):

	2018	2017	2016

Payments to TAL	$3,198	$4,193	$4,603

Teachers Personal Investors Services, Inc. (“TPIS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2018	2017	2016

Payments to TPIS and Services	$16,834	$12,600	$16,556

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2018	2017	2016

Payments to TFI	$13,395	$11,750	$9,247

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2018, TIAA contributed $100,000 thousand in capital to the Company. During 2017, there were no contributions from TIAA to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 8, 2019. As of December 31, 2018, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

Note 11—federal income taxes

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2018 or December 31, 2017.

The components of net deferred tax assets and deferred tax liabilities at December 31, are as follows (in thousands):

	12/31/2018			12/31/2017			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross deferred tax assets	$50,641	$3,229	$53,870	$46,805	$2,986	$49,791	$3,836	$243	$4,079
b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted gross deferred tax assets (a–b)	50,641	3,229	53,870	46,805	2,986	49,791	3,836	243	4,079
d) Deferred tax assets non-admitted	28,316	2,842	31,158	22,997	2,981	25,978	5,319	(139)	5,180
e) Subtotal net admitted deferred tax asset (c-d)	22,325	387	22,712	23,808	5	23,813	(1,483)	382	(1,101)
f) Deferred tax liabilities	5,894	45	5,939	6,802	5	6,807	(908)	40	(868)
g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$16,431	$342	$16,773	$17,006	$—	$17,006	$(575)	$342	$(233)

	12/31/2018			12/31/2017			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101 (in thousands)
a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$342	$342	$—	$—	$—	$—	$342	$342
b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	16,431	—	16,431	17,006	—	17,006	(575)	—	(575)
1. Adjusted gross DTA expected to be realized following the balance sheet date	16,431	—	16,431	17,006	—	17,006	(575)	—	(575)
2. Adjusted gross DTA allowed per limitation threshold	XX	XX	72,616	XX	XX	59,207	XX	XX	13,409

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	5,894	45	5,939	6,802	5	6,807	(908)	40	(868)
d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$22,325	$387	$22,712	$23,808	$5	$23,813	$(1,483)	$382	$(1,101)

	2018	2017

(a) Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	786%	750%

(b) Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in thousands)	$484,111	$394,535

B-100	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	12/31/2018		12/31/2017		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$50,641	$3,229	$46,805	$2,986	$3,836	$243

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$22,325	$387	$23,808	$5	$(1,483)	$382

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax-planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2018	12/31/2017	12/31/2016

Current Income Tax:

Federal income tax expense	$2,301	$9,481	$12,302

Foreign taxes	—	—	—

Subtotal	$2,301	$9,481	$12,302

Federal income taxes expense on net capital gains	(1,214)	4,547	1,019

Other	63	1,426	1

Federal and foreign income tax expense	$1,150	$15,454	$13,322

	12/31/2018	12/31/2017	Change

Deferred tax assets:

Ordinary:

Policyholder reserves	$10,260	$8,875	$1,385

Deferred acquisition costs	38,959	34,544	4,415

Unauthorized reinsurance	693	2,929	(2,236)

Receivables—non-admitted	6	91	(85)

Other (including items < 5% of total ordinary tax assets)	723	366	357

Subtotal	$50,641	$46,805	$3,836

Non-admitted	28,316	22,997	5,319

Admitted ordinary deferred tax assets	$22,325	$23,808	$(1,483)

Capital:

Investments	$3,229	$2,986	$243

Net capital loss carry-forward	—	—	—

Subtotal	$3,229	$2,986	$243

Statutory valuation allowance adjustment	—	—	—

Non-admitted	2,842	2,981	(139)

Admitted capital deferred tax assets	387	5	382

Admitted deferred tax assets	$22,712	$23,813	$(1,101)

Deferred tax liabilities:

Ordinary:

Reserve transition adjustment	$5,709	$6,524	$(815)

Other	185	278	(93)

Subtotal	$5,894	$6,802	$(908)

Capital:

Investments	45	5	40

Deferred tax liabilities	$5,939	$6,807	$(868)

Net Admitted Deferred Tax Assets/Liabilities	$16,773	$17,006	$(233)

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2018, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(3,144)	21.00%

Dividends received deduction	(454)	3.01%

SAGIC—ordinary income & capital gains	(2,173)	14.52%

Amortization of interest maintenance reserve	(239)	1.60%

Tax-exempt interest	(157)	1.05%

Liability for unauthorized reinsurance	2,236	(14.94)%

Prior year true-up	(206)	1.38%

Change in unrealized gains/losses	42	(0.28)%

Nonadmitted assets	296	(1.97)%

Other permanent differences	2	(0.01)%

Total	$(3,797)	25.36%

Federal and foreign income tax incurred—Ordinary	$2,364	(15.80)%

Federal and foreign income tax incurred—Capital	(1,214)	8.11%

Change in net deferred income tax charge (benefit)	(4,947)	33.05%

Total statutory income taxes	$(3,797)	25.36%

At December 31, 2018, the Company had no net operating loss carry forwards or capital loss carry forwards.

Due to the Tax Cuts and Jobs Act, carryback of NOLs generated after December 31, 2017 are disallowed. Therefore, ordinary income tax paid in years 2017 and prior may not be recouped in the event of future net losses.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2015	$—	$—	$—

2016	—	—	—

2017	—	4,351	4,351

2018	—	—	—

Total	$—	$4,351	$4,351

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) TIAA Board of Overseers

2) ND Properties, Inc.

3) TCT Holdings, inc.

4) T-C Europe Holding, Inc.

5) Nuveen Holdings, Inc.*

6) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

7) Nuveen Investments Holdings, Inc.*

8) Nuveen Investments, Inc. f/k/a Nuveen Global Investments Holdings, LLC*

9) Nuveen Securities, LLC*

10) Terra Land Company

11) T-C SP, Inc.

12) 730 Texas Forest Holdings, Inc.

13) JWL Properties, Inc.

14) T-Investment Properties Corp.

15) Teachers Personal Investors Services, Inc.

16) Westchester Group Investment Management, Inc.

17) Covariance Capital Management, Inc.

18) GreenWood Resources, Inc.

B-102	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

19) Westchester Group Asset Management, Inc.

20) Westchester Group Investment Management Holding Company, Inc.

21) Westchester Group Farm Management, Inc.

22) Westchester Group Real Estate, Inc.

23) Oleum Holding Company, Inc.

24) TIAA-CREF Tuition Financing, Inc.

25) MyVest Corporation

26) Nuveen Holdings 1, Inc.*

27) AMC Holding, Inc.

28) Business Property Lending Inc.

29) CustomerOne Financial Network, Inc.

30) Elite Lender Services, Inc.

31) TIAA, FSB (fka Everbank)

32) EverBank Commercial Finance, Inc.

33) EverBank Wealth Management, Inc.

34) EverTrade Direct Brokerage, Inc

35) TIAA FSB Holdings, Inc.

36) Tygris Asset Finance, Inc.

37) Tygris Commercial Finance Group, Inc.

38) Teachers Insurance and Annuity Association of America

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

The 2017 Tax Cuts and Jobs Act (the “Act”) reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, and reforms the US international tax system. With a few exceptions, key provisions are effective for tax years beginning January 1, 2018.

The Company’s DTAs and DTLs as of December 31, 2018 and December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the DTAs and DTLs will be settled or realized. The Company’s federal income tax incurred for the year ended December 31, 2018 is computed using the enacted tax rate of 21%.

In February 2018, INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act was issued to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

As of December 31, 2017, the Company noted that the impact of the Act to DTA admissibility under SSAP 101 was under evaluation. Our net admitted DTA as of December 31, 2017 was computed based on reasonable estimates and guidance available as of the date of this filing.

Additionally, in evaluating the impact of reform to the US international tax system, the Company had estimated that no material liability would be due for the repatriation transition tax provided in the Act.

As of the close of the measurement period allowed under INT 18-01 (one year from the date of the Act), no significant changes in reasonable estimates reported in December 31, 2017 have occurred.

The Company’s tax years 2014 through 2018 are open to examination by the IRS.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. The Company maintains additional reserves at the level of $16,500 thousand and $4,000 thousand for 2018 and 2017, respectively, based on asset adequacy and AG43 analysis. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to discretionary withdrawal:

With market value adjustment	$—	$35,359	$—	$35,359	0.4%

At fair value	—	2,105,121	2,473,728	4,578,849	45.6%

Total with market value adjustment or at fair value	$—	$2,140,480	$2,473,728	$4,614,208	46.0%

At book value without adjustment (minimal or no charge or adjustment)	5,203,550	—	—	5,203,550	51.9%

Not subject to discretionary withdrawal	212,825	500	—	213,325	2.1%

Total (gross)	$5,416,375	$2,140,980	$2,473,728	$10,031,083	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$5,416,375	$2,140,980	$2,473,728	$10,031,083

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to discretionary withdrawal:

With market value adjustment	$—	$35,748	$—	$35,748	0.4%

At fair value	—	2,131,339	2,496,877	4,628,216	47.6%

Total with market value adjustment or at fair value	$—	$2,167,087	$2,496,877	$4,663,964	48.0%

At book value without adjustment (minimal or no charge or adjustment)	4,882,212	—	—	4,882,212	50.3%

Not subject to discretionary withdrawal	164,391	1,100	—	165,491	1.7%

Total (gross)	$5,046,603	$2,168,187	$2,496,877	$9,711,667	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$5,046,603	$2,168,187	$2,496,877	$9,711,667

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at base valuation assumptions.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2018 or 2017. The Company has $43,431,076 thousand and $41,542,140 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2018 and 2017, respectively. Premium deficiency reserves related to the above insurance total $5,975 thousand and $16,313 thousand at December 31, 2018 and 2017, respectively.

B-104	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31
	2018	2017	2016

Direct premiums	$801,098	$857,163	$815,562

Ceded premiums	(108,663)	(120,750)	(119,979)

Net premiums	$692,435	$736,413	$695,583

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2018	2017	2016

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$108,663	$120,750	$119,979

Policy and contract benefits	44,279	49,284	30,724

Increase in policy and contract reserves	5,395	30,359	34,154

Reserves for life and health, annuities and deposit-type contracts	582,642	577,247	546,888

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2018	2017

Change in net unrealized capital gains (losses)	$(202)	$(574)

Change in asset valuation reserve	(5,570)	(6,090)

Change in net deferred federal income tax	4,947	(26,980)

Change in non-admitted assets	(5,499)	21,196

Change in liability for reinsurance of unauthorized companies	10,648	(10,828)

Change in surplus of separate accounts	(349)	(4,094)

Surplus paid in	100,000	—

As of December 31, 2018 there was no portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, and $202 thousand as of December 31, 2017.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company did not pay dividends to its shareholder for the years ended December 31, 2018 and 2017.

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-105

Notes to statutory–basis financial statements	concluded

TIAA-CREF Life Insurance Company

Note 16—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2019, the date the financial statements were available to be issued.

At December 31, 2018, TC Life held an investment in Pacific Gas and Electric (“PG&E”) with a book value of $21.7 million. On January 14, 2019, PG&E announced its intention to file for reorganization under Chapter 11 of the U.S. Bankruptcy code. As a result, management identified its intent to sell, and TC Life sold certain PG&E investments. Accordingly, a change in intent and impairment of $4.4 million was recorded for the year ended December 31, 2018.

B-106	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-107

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2018 and 2017, and the related statutory-basis statements of operations and changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2018.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2019

B-108	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2018	2017

ADMITTED ASSETS

Bonds	$187,325	$184,895

Preferred stocks	245	338

Common stocks	5,899	5,680

Mortgage loans	29,959	26,597

Real estate	2,152	2,078

Cash, cash equivalents and short-term investments	598	640

Contract loans	1,890	1,680

Derivatives	968	244

Securities lending collateral assets	562	706

Other long-term investments	30,413	30,165

Investment income due and accrued	1,802	1,794

Net deferred federal income tax asset	2,402	1,964

Other assets	782	770

Separate account assets	38,289	37,596

Total admitted assets	$303,286	$295,147

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$213,138	$207,664

Dividends due to policyholders	1,885	1,884

Interest maintenance reserve	2,149	2,136

Federal income taxes payable to affiliates	45	17

Asset valuation reserve	5,260	5,388

Derivatives	164	470

Payable for collateral for securities loaned	562	706

Other liabilities	3,712	2,981

Separate account liabilities	38,245	37,565

Total liabilities	265,160	258,811

Capital and contingency reserves

Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	5,041	5,041

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	33,082	31,292

Total capital and contingency reserves	38,126	36,336

Total liabilities, capital and contingency reserves	$303,286	$295,147

See notes to statutory-basis financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-109

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2018	2017	2016

REVENUES

Insurance and annuity premiums and other considerations	$16,220	$16,644	$16,595

Annuity dividend additions	1,761	1,503	1,970

Net investment income	12,550	11,875	11,907

Other revenue	379	371	325

Total revenues	$30,910	$30,393	$30,797

BENEFITS AND EXPENSES

Policy and contract benefits	$17,694	$16,206	$14,385

Dividends to policyholders	3,526	3,212	3,813

Increase in policy and contract reserves	5,279	6,115	7,461

Net operating expenses	1,882	2,123	1,620

Net transfers to separate accounts	442	1,123	1,851

Total benefits and expenses	$28,823	$28,779	$29,130

Income before federal income taxes and net realized capital gains (losses)	$2,087	$1,614	$1,667

Federal income tax expense (benefit)	(23)	(4)	16

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(657)	(598)	(161)

Net income	$1,453	$1,020	$1,490

B-110	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2015	$3	$4,000	$30,732	$34,735

Net income	—	—	1,490	1,490

Change in net unrealized capital gains on investments	—	—	(481)	(481)

Change in asset valuation reserve	—	—	(257)	(257)

Change in net deferred income tax	—	—	(272)	(272)

Change in post-retirement benefit liability	—	—	4	4

Change in non-admitted assets:

Deferred federal income tax asset	—	—	271	271

Other assets	—	—	93	93

Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

Net income	—	—	1,020	1,020

Change in net unrealized capital gains on investments	—	—	1,070	1,070

Change in asset valuation reserve	—	—	(1,221)	(1,221)

Change in net deferred income tax	—	—	(4,554)	(4,554)

Change in post-retirement benefit liability	—	—	(5)	(5)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	3,310	3,310

Other assets	—	—	92	92

Change in surplus notes	—	1,041	—	1,041

Balance, December 31, 2017	$3	$5,041	$31,292	$36,336

Net income	—	—	1,453	1,453

Change in net unrealized capital gains on investments	—	—	(359)	(359)

Change in asset valuation reserve	—	—	128	128

Change in net deferred income tax	—	—	(147)	(147)

Change in post-retirement benefit liability	—	—	7	7

Change in non-admitted assets:

Deferred federal income tax asset	—	—	585	585

Other assets	—	—	123	123

Balance, December 31, 2018	$3	$5,041	$33,082	$38,126

See notes to statutory-basis financial statements	Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-111

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2018	2017	2016

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$16,225	$16,650	$16,599

Net investment income	11,756	11,301	11,324

Miscellaneous income	365	361	317

Total receipts	28,346	28,312	28,240

Policy and contract benefits	17,633	16,128	14,449

Operating expenses	1,865	1,729	1,560

Dividends paid to policyholders	1,764	1,756	1,819

Federal income tax expense (benefit)	(63)	(16)	15

Net transfers to separate accounts	442	1,127	1,814

Total disbursements	21,641	20,724	19,657

Net cash from operations	6,705	7,588	8,583

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	17,950	27,267	25,064

Stocks	1,891	1,298	529

Mortgage loans and real estate	2,880	1,464	2,342

Other invested assets	2,368	2,213	2,314

Miscellaneous proceeds	1,182	52	622

Cost of investments acquired:

Bonds	19,838	25,622	28,844

Stocks	1,716	3,489	1,005

Mortgage loans and real estate	6,482	6,684	4,593

Other invested assets	4,483	3,923	4,457

Miscellaneous applications	513	1,076	191

Net cash used in investments	(6,761)	(8,500)	(8,219)

CASH FROM FINANCING AND OTHER

Proceeds from issuance of surplus notes	—	1,994	—

Extinguishment of surplus notes	—	(950)	—

Premium paid on extinguishment of surplus notes	—	(373)	—

Net deposits on deposit-type contracts funds	15	24	(7)

Other cash provided (applied)	(1)	252	(285)

Net cash from (used in) financing and other	14	947	(292)

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(42)	35	72

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	640	605	533

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$598	$640	$605

B-112	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2018	2017	2016

Net income, New York SAP			$1,453	$1,020	$1,490

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	—	1	1

Net income (loss), NAIC SAP			$1,453	$1,021	$1,491

Capital and surplus, New York SAP			$38,126	$36,336	$35,583

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	22	22	21

Capital and surplus, NAIC SAP			$38,148	$36,358	$35,604

The Company’s risk based capital as of December 31, 2018 and 2017 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The Asset Valuation Reserve (“AVR”) is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-114	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange Traded Funds identified in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as qualifying for bond treatment are stated at fair value.

Pursuant to the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017, the Company holds Securities Valuations Office (“SVO”) identified bond exchange traded funds (“ETFs”). These ETFs are reported at fair value, and the Company has not elected systematic value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships which are included in Other Long-term Investments. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing directly held Real Estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP or International Financial Reporting Standards, generally measured at fair value, as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to Interest Maintenance Reserve (“IMR”) or Asset Valuation Reserve (“AVR”) treatment.

B-116	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2018	2017	Change

Net deferred federal income tax asset	$3,135	$3,720	$(585)

Furniture and electronic data processing equipment	430	532	(102)

Other long-term investments	167	126	41

Receivable from parent, subsidiaries and affiliates	—	27	(27)

Other	167	202	(35)

Total	$3,899	$4,607	$(708)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2018	2017

EDP equipment and computer software	$1,691	$1,424

Furniture and equipment and leasehold improvements	$117	$102

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in December of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

B-118	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2018	2017	2016

Exchange/transfer/conversion/distribution of invested assets	$3,403	$5,003	$2,753

Annuity dividend additions	$1,761	$1,503	$1,970

Capitalized interest	$397	$351	$310

Interest credited on deposit-type contracts	$28	$28	$23

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017. The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions and (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

In December 2018, the Company’s state of domicile, New York, issued an emergency regulation to begin the implementation of principle-based reserving (PBR) to become effective on January 1, 2020. When New York final adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company continues to evaluate the NAIC guidance and does not anticipate a material impact on surplus.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2018
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$31,179	$2,224	$(147)	$33,256

All other governments	5,342	232	(111)	5,463

States, territories and possessions	654	51	(6)	699

Political subdivisions of states, territories, and possessions	1,054	49	(9)	1,094

Special revenue and special assessment, non-guaranteed agencies and government	18,478	765	(133)	19,110

Credit tenant loans	9,922	351	(217)	10,056

Industrial and miscellaneous	119,633	3,455	(3,124)	119,964

Hybrids	306	35	(9)	332

Parent, subsidiaries and affiliates	757	—	(29)	728

Total	$187,325	$7,162	$(3,785)	$190,702

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$32,407	$3,330	$(42)	$35,695

All other governments	5,071	473	(15)	5,529

States, territories and possessions	632	73	(1)	704

Political subdivisions of states, territories, and possessions	1,058	90	(10)	1,138

Special revenue and special assessment, non-guaranteed agencies and government	18,353	1,124	(63)	19,414

Credit tenant loans	9,324	792	(26)	10,090

Industrial and miscellaneous	116,877	7,697	(432)	124,142

Hybrids	343	73	(6)	410

Parent, subsidiaries and affiliates	830	—	(4)	826

Total	$184,895	$13,652	$(599)	$197,948

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near- term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically- depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2018

Loan-backed and structured bonds	$11,922	$(276)	$11,646	$9,721	$(423)	$9,298

All other bonds	54,512	(2,057)	52,455	13,065	(1,064)	12,001

Total bonds	$66,434	$(2,333)	$64,101	$22,786	$(1,487)	$21,299

Unaffiliated common stocks	349	(40)	309	42	(3)	39

Preferred stocks	9	(1)	8	—	—	—

Total bonds and stocks	$66,792	$(2,374)	$64,418	$22,828	$(1,490)	$21,338

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2017

Loan-backed and structured bonds	$4,983	$(42)	$4,941	$6,388	$(193)	$6,195

All other bonds	7,234	(111)	7,123	8,123	(278)	7,845

Total bonds	$12,217	$(153)	$12,064	$14,511	$(471)	$14,040

Unaffiliated common stocks	121	(4)	117	31	(8)	23

Total bonds and stocks	$12,338	$(157)	$12,181	$14,542	$(479)	$14,063

B-120	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2018		December 31, 2017
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$2,575	$2,600	$2,929	$2,985

Due after one year through five years	27,520	27,601	24,316	25,260

Due after five years through ten years	37,358	36,622	39,020	40,492

Due after ten years	60,826	63,202	58,479	65,571

Subtotal	128,279	130,025	124,744	134,308

Residential mortgage-backed securities	29,468	30,926	31,760	33,980

Commercial mortgage-backed securities	10,407	10,285	10,358	10,503

Asset-backed securities	18,541	18,836	17,994	19,118

Exchange-traded funds	630	630	39	39

Subtotal	59,046	60,677	60,151	63,640

Total	$187,325	$190,702	$184,895	$197,948

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2018	2017

Residential mortgage-backed securities	15.7%	17.2%

Manufacturing	11.1	11.5

Public utilities	10.2	10.2

Asset-backed securities	9.9	9.7

Other	8.7	7.9

U.S. governments	8.1	8.1

Services	7.9	7.3

Finance and financial services	7.0	6.9

Revenue and special obligations	6.4	5.8

Commercial mortgage-backed securities	5.6	5.6

Oil and gas	4.0	4.4

All other governments	2.8	2.7

Communications	2.6	2.7

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2018		2017

NAIC 1 and 2	$168,570	90.0%	$167,373	90.5%

NAIC 3 through 6	18,755	10.0	17,522	9.5

Total	$187,325	100.0%	$184,895	100.0%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Sub-prime exposure: The following table presents the carrying value of the sub-prime residential mortgage-backed securities by investment grade as of December 31, (in millions):

	2018		2017

NAIC 1 and 2	$1,023	98.6%	$1,431	98.7%

NAIC 3 through 6	14	1.4%	19	1.3%

Total	$1,037	100.0%	$1,450	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2018 and 2017, the Company recognized OTTI on loan-backed and structured securities of $26 million and $8 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2018	2017

Carrying amount of bonds and stocks denominated in foreign currency	$3,361	$3,160

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$757	$830

Structured Notes: The following table represents structured notes held as of December 31, (in millions):

	2018
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)

912828S50	$10	$10	$11	NO

912810RW0	1,205	1,164	1,241	NO

Total	$1,215	$1,174	$1,252

	2017
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)

X77765AA7	$2	$2	$2	NO

912828S50	10	10	10	NO

912810RW0	809	862	816	NO

Total	$821	$874	$828

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2018	2017

Commercial loans	$26,274	$22,806

Mezzanine loans	2,568	2,563

Residential loans	1,117	1,228

Total	$29,959	$26,597

B-122	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

The maximum and minimum lending rates for mortgage loans originated or purchased during 2018 and 2017 are as follows:

	2018		2017
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	5.75%	2.83%	6.11%	2.90%

Mezzanine loans	6.71%	5.38%	9.16%	4.69%

Residential loans	N/A	N/A	4.15%	3.55%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2018 and 2017 are as follows:

	Maximum LTV
Loan Type	2018	2017

Commercial loans	69.6%	79.9%

Mezzanine loans	73.7%	75.5%

Residential loans	N/A	74.9%

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2018 and 2017 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios		Total	% of Total
2018	> 70%	< 70%

Debt service coverage ratios:

Greater than 1.20x	$3,252	$23,928	$27,180	93.9%

Less than 1.20x	530	1,180	1,710	5.9%

Construction	31	21	52	0.2%

Total	$3,813	$25,129	$28,942	100.0%

	Recorded Investment—Commercial
	Loan-to-value Ratios		Total	% of Total
2017	> 70%	< 70%

Debt service coverage ratios:

Greater than 1.20x	$2,175	$21,547	$23,722	93.1%

Less than 1.20x	483	1,161	1,644	6.5%

Construction	92	—	92	0.4%

Total	$2,750	$22,708	$25,458	100.0%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

2018

Recorded investment

Current	$—	$—	$1,116	$—	$26,363	$2,579	$30,058

30-59 days past due	$—	$—	$3	$—	$—	$—	$3

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$1	$—	$—	$—	$1

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$5,499	$2,579	$8,078

2017

Recorded investment

Current	$—	$—	$1,227	$—	$22,884	$2,574	$26,685

30-59 days past due	$—	$—	$4	$—	$—	$—	$4

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$1	$—	$—	$—	$1

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$4,235	$2,516	$6,751

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2018	2017
	% of Total	% of Total

Office buildings	32.0%	32.4%

Shopping centers	26.3	28.9

Apartments	18.6	15.6

Industrial buildings	11.1	13.1

Other—commercial	8.3	5.4

Residential	3.7	4.6

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2018		2017
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

South Atlantic	22.5%	15.8%	25.1%	16.0%

Pacific	18.2	44.6	17.4	44.4

South Central	14.1	6.7	14.6	6.8

Middle Atlantic	15.8	15.0	15.8	14.4

North Central	9.8	3.0	8.8	3.2

New England	7.5	5.6	8.4	5.5

Other	12.1	9.3	9.9	9.7

Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Pacific states are AK, CA, HI, OR and WA

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

B-124	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2018	2017
	Carrying Value	Carrying Value

Due in one year or less	$621	$571

Due after one year through five years	6,405	5,666

Due after five years through ten years	17,299	14,749

Due after ten years	5,634	5,611

Total	$29,959	$26,597

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2018 or 2017.

Note 5—real estate

At December 31, 2018 and 2017, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $44 million of third party mortgage encumbrances as of December 31, 2018, and $5 million for December 31, 2017.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2018	2017
	% of Total	% of Total

Industrial buildings	36.4%	39.2%

Office buildings	28.9	28.5

Apartments	21.8	19.7

Retail	7.7	7.1

Mixed-use projects	3.9	4.2

Land under development	1.3	1.3

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2018	2017
	% of Total	% of Total

Pacific	61.9%	63.0%

South Atlantic	25.5	25.7

Middle Atlantic	7.1	8.4

South Central	3.8	2.1

North Central	1.7	0.8

Total	100.0%	100.0%

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in subsidiary, controlled and affiliated (“SCA”) entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2018	2017

Net carrying value of the SCA entities

Reported as common stock	$5,008	$4,665

Reported as other long-term investments	23,348	22,777

Total net carrying value	$28,356	$27,442

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

On June 9, 2017, the Company acquired EverBank Financial Corp (“EFC”), inclusive of its wholly-owned subsidiary EverBank, for $2,648 million. EverBank and TIAA-CREF Trust Company, FSB were subsequently combined under the legal name TIAA, FSB (the “Bank”) and is held by the Company’s wholly-owned holding company TIAA FSB Holdings, Inc (“Holdings”).

As of December 31, 2018 and 2017, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31 (in millions):

		2018
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.		100%	$3,555	$3,555	$—

	2018
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	5/22/2018	$3,331	Y	N

		2017
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.		100%	$3,331	$3,331	$—

	2017
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-1	8/24/2017	N/A	Y	N/A

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151.

The Department requires in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The following table provides the monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with the AP&P Manual (in millions):

	2018
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA-CREF Life Insurance Company	$1	$1	$515	$516

*	Per AP&P Manual (without permitted or prescribed practices)

B-126	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	2017
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA-CREF Life Insurance Company	$2	$—	$397	$397

*	Per AP&P Manual (without permitted or prescribed practices)

During 2018 and 2017, had TIAA Life not departed from NAIC SAP a regulatory event would not have been triggered due to risk based capital.

The Company held bonds of affiliates at December 31, 2018 and 2017 of $757 million and $848 million, respectively.

As of December 31, 2018 and 2017, the net amount due to SCA entities was $457 million and $442 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other liabilities.” During 2017, the Company created a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $702 million and $469 million as of December 31, 2018 and 2017, respectively.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $6,741 million and $6,589 million as of December 31, 2018 and 2017, respectively. Significant holdings as of December 31, are as follows (in millions):

	2018	2017
Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$938	$979

TIAA Super Regional Mall Member Sub LLC	$829	$824

TIAA Infrastructure Investments, LLC	$557	$658

Occator Agricultural Properties, LLC	$470	$493

T-C MV Member LLC	$453	$175

T-C Europe, LP	$416	$445

T-C Lux Fund Holdings LLC	$363	$358

730 Power Development, LLC	$316	$251

TIAA-Stonepeak Investments I, LLC	$236	$312

T-C Waterford Blue Lagoon LLC	$195	$197

Infra Alpha LLC	$181	$198

TIAA Wind Investments LLC	$179	$—

TIAA GTR Holdco LLC	$168	$142

TGA MKP Member LLC	$157	$—

Actoil Colorado, LLC	$137	$—

TGA APAC Fund Holdings, LLC	$119	$38

TIAA Oil and Gas Investments, LLC	$38	$448

T-C HV Member LLC	$—	$252

Other	$989	$819

Total	$6,741	$6,589

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 7—other long-term investments

The components of the Company’s carrying value in other long term investments are (in millions):

	2018	2017

Affiliated other invested assets	$23,348	$22,777

Unaffiliated other invested assets	6,968	7,007

Other invested assets	97	381

Total other long-term investments	$30,413	$30,165

As of December 31, 2018 and 2017, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2018	2017

Real estate	$6,523	$5,897

Operating subsidiaries and affiliates	5,370	5,213

Securities	5,325	5,053

Agriculture and timber	4,228	4,399

Energy and infrastructure	1,902	2,215

Total affiliated other invested assets	$23,348	$22,777

Of the $5,370 million and $5,213 million of operating subsidiaries and affiliates as of December 31, 2018 and 2017, $5,203 million and $5,064 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2018 and 2017, unaffiliated other invested assets consist primarily of joint venture investments, partnerships and limited liability companies.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2018	2017	2016

OTTI	$661	$454	$384

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2018	2017

Other long-term investments denominated in foreign currency	$1,277	$1,678

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2018, is shown below by asset category (in millions):

	2019	In later years	Total Commitments

Bonds	$1,069	$122	$1,191

Stocks	36	104	140

Mortgage loans	603	—	603

Real estate	42	—	42

Other long-term investments	1,319	3,326	4,645

Total	$3,069	$3,552	$6,621

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

B-128	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2018	2017	2016

Bonds	$8,738	$8,709	$8,879

Stocks	79	43	146

Mortgage loans	1,268	1,055	937

Real estate	238	237	222

Derivatives	160	109	57

Other long-term investments	2,712	2,242	2,239

Cash, cash equivalents and short-term investments	8	9	6

Total gross investment income	13,203	12,404	12,486

Less investment expenses	(912)	(723)	(725)

Net investment income before amortization of IMR	12,291	11,681	11,761

Plus amortization of IMR	259	194	146

Net investment income	$12,550	$11,875	$11,907

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2018	2017	2016

Bonds	$129	$632	$(204)

Stocks	102	(116)	16

Mortgage loans	(65)	(8)	(17)

Real estate	22	67	226

Derivatives	58	(131)	125

Other long-term investments	(649)	(470)	(358)

Cash, cash equivalents and short-term investments	18	51	(23)

Total before capital gains taxes and transfers to IMR	(385)	25	(235)

Transfers to IMR	(272)	(623)	74

Net realized capital losses less capital gains taxes, after transfers to IMR	$(657)	$(598)	$(161)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2018	2017	2016

Other-than-temporary impairments: Bonds	$126	$66	$90

Stocks	72	311	46

Mortgage Loans	55	—	2

Other long-term investments	661	454	384

Total	$914	$831	$522

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2018	2017	2016

Proceeds from sales	$6,831	$13,664	$10,436

Gross gains on sales	$307	$745	$243

Gross losses on sales	$79	$122	$321

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2018 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$190,702	$187,325	$630	$184,668	$5,404

Common stock	891	891	696	—	195

Preferred stock	309	245	28	19	262

Mortgage loans	29,276	29,959	—	—	29,276

Derivatives	931	968	—	518	413

Other invested assets	89	76	—	89	—

Contract loans	1,890	1,890	—	—	1,890

Separate account assets	38,260	38,289	12,298	5,295	20,667

Cash, cash equivalents & short term investments	597	598	117	480	—

Total	$262,945	$260,241	$13,769	$191,069	$58,107

B-130	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$1,105	$1,105	$—	$—	$1,105

Separate account liabilities	38,245	38,245	—	—	38,245

Derivatives	168	164	—	168	—

Total	$39,518	$39,514	$—	$168	$39,350

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2017 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$197,948	$184,895	$39	$193,053	$4,856

Common stock	1,015	1,015	812	—	203

Preferred stock	406	338	43	19	344

Mortgage loans	26,742	26,597	—	—	26,742

Derivatives	291	244	—	153	138

Other invested assets	95	76	—	95	—

Contract loans	1,680	1,680	—	—	1,680

Separate account assets	37,599	37,596	12,716	4,845	20,038

Cash, cash equivalents & short term investments	641	640	280	361	—

Total	$266,417	$253,081	$13,890	$198,526	$54,001

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$1,062	$1,062	$—	$—	$1,062

Separate account liabilities	37,565	37,565	—	—	37,565

Derivatives	482	470	—	482	—

Total	$39,109	$39,097	$—	$482	$38,627

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2018 and 2017. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash, cash equivalents and short term investments included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in level 2 are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Cash, cash equivalents, and short-term investments included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 20 - FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which is determined to be fair value, and are classified as Level 3.

B-132	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, as of December 31, (in millions):

	2018
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,174	$—	$1,174

Industrial and miscellaneous	630	176	100	906

Total bonds	$630	$1,350	$100	$2,080

Common stock

Industrial and miscellaneous	$696	$—	$195	$891

Total common stocks	$696	$—	$195	$891

Preferred stock	$—	$—	$4	$4

Total preferred stocks	$—	$—	$4	$4

Derivatives

Interest rate contracts	$—	$4	$—	$4

Foreign exchange contracts	—	473	—	473

Total derivatives	$—	$477	$—	$477

Separate accounts assets	$12,288	$4,089	$20,667	$37,044

Total assets at fair value	$13,614	$5,916	$20,966	$40,496

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$152	$—	$152

Credit default swaps	—	3	—	3

Total liabilities at fair value	$—	$155	$—	$155

	2017
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Bonds

U.S. Government	$—	$872	$—	$872

Industrial and miscellaneous	39	79	65	183

Total bonds	$39	$951	$65	$1,055

Common stock

Industrial and miscellaneous	$812	$—	$203	$1,015

Total common stocks	$812	$—	$203	$1,015

Derivatives

Interest rate contracts	$—	$3	$—	$3

Foreign exchange contracts	—	125	—	125

Total derivatives	$—	$128	$—	$128

Separate accounts assets	$12,706	$3,887	$20,038	$36,631

Total assets at fair value	$13,557	$4,966	$20,306	$38,829

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$414	$—	$414

Commodity forwards	—	18		18

Credit default swaps	—	14	—	14

Total liabilities at fair value	$—	$446	$—	$446

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2018 and 2017 the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2018 (in millions):

	Beginning Balance at 1/1/2018	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending balance at 12/31/2018

Bonds	$65	$75	[a]	$(38)[b]	$(8)	$7	$1	$(1)	$(1)	$100

Common stock	203	—		(9)[c]	33	(3)	1,039	(1,068)	—	195

Preferred stock	—	44	[d]	(40)[e]	—	—	—	—	—	4

Separate account assets	20,038	—		—	55	451	2,214	(1,994)	(97)	20,667

Total	$20,306	$119		$(87)	$80	$455	$3,254	$(3,063)	$(98)	$20,966

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
(c)	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(e)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2017 (in millions):

	Beginning Balance at 01/01/2017	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2017

Bonds	$28	$68	[a]	$(35)[b]	$(6)	$11	$—	$—	$(1)	$65

Common stock	523	—		(22)[c]	85	(54)	414	(739)	(4)	203

Separate account assets	19,468	—		—	(10)	327	1,087	(570)	(264)	20,038

Total	$20,019	$68		$(57)	$69	$284	$1,501	$(1,309)	$(269)	$20,306

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
(c)	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2018 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Fixed maturity securities:

RMBS	$2	Discounted cash flow	Discount rate	7.2%–8.5%	8.4%

		Market comparable	Credit analysis/market comparable	$92.50	$92.50

ABS	$98	Discounted cash flow	Discount rate	9.0%–14.8%	12.1%

B-134	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Equity securities:

Common stock	$195	Market comparable	EBITDA multiple	7.7x–14.0x	11.3x

		Equity method	Book value multiple	1.0x	1.0x

		Market comparable	Credit analysis/market comparable	$0.34–$1,000.00	$376.36

Preferred stock	$4	Market comparable	EBITDA multiple	12.0x	12.0x

Separate account assets:	$22,357

Real estate properties and real estate joint ventures

Office properties		Income approach—discounted cash flow	Discount rate	5.5%–8.6%	6.5%

			Terminal capitalization rate	4.0%–7.5%	5.4%

		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.0%	4.8%

Industrial properties		Income approach—discounted cash flow	Discount rate	5.3%–8.9%	6.8%

			Terminal capitalization rate	4.4%–7.3%	5.5%

		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.0%	4.9%

Residential properties		Income approach—discounted cash flow	Discount rate	5.5%–7.8%	6.5%

			Terminal capitalization rate	3.8%–6.8%	5.0%

		Income approach—direct capitalization	Overall capitalization rate	3.3%–6.0%	4.5%

Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–10.7%	6.4%

			Terminal capitalization rate	4.3%–9.0%	5.3%

		Income approach—direct capitalization	Overall capitalization rate	3.3%–8.5%	4.7%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(2,603)

Office and industrial properties		Discounted cash flow	Loan to value ratio	36.4%–67.8%	47.6%

			Equivalency rate	3.9%–6.2%	4.6%

		Net present value	Loan to value ratio	36.4%–67.8%	47.6%

			Weighted average cost of capital risk premium multiple	1.2–1.4	1.3

Residential properties		Discounted cash flow	Loan to value ratio	31.9%–63.6%	48.1%

			Equivalency rate	3.4%–4.6%	4.1%

		Net present value	Loan to value ratio	31.9%–63.6%	48.1%

			Weighted average cost of capital risk premium multiple	1.1–1.4	1.2

Retail properties		Discounted cash flow	Loan to value ratio	31.9%–55.3%	39.3%

			Equivalency rate	4.3%–5.3%	4.5%

		Net present value	Loan to value ratio	31.9%–55.3%	39.3%

			Weighted average cost of capital risk premium multiple	1.1–1.3	1.2

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$913

Office, retail and storage properties		Discounted cash flow	Loan to value ratio	70.8%–79.2%	75.6%

			Equivalency rate	6.0%–8.3%	6.9%

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily net asset value until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2018
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$562	$—	$74	$—	$636	$732	$(96)	$—	$636	0.21%	0.21%

FHLB capital stock	82	—	—	—	82	81	1	—	82	0.03	0.03

On deposit with states	17	—	—	—	17	18	(1)	—	17	0.01	0.01

Pledged as collateral not captured in other categories	26	—	—	—	26	332	(306)	—	26	0.01	0.01

Other restricted assets	70	—	154	—	224	42	182	—	224	0.07	0.07

Total restricted assets	$757	$—	$228	$—	$985	$1,205	$(220)	$—	$985	0.32%	0.32%

B-136	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$706	$—	$26	$—	$732	$753	$(21)	$—	$732	0.24%	0.25%

FHLB capital stock	81	—	—	—	81	101	(20)	—	81	0.03	0.03

On deposit with states	18	—	—	—	18	18	0	—	18	0.01	0.01

Pledged as collateral not captured in other categories	332	—	—	—	332	79	253	—	332	0.11	0.11

Other restricted assets	—	—	42	—	42	46	(4)	—	42	0.01	0.01

Total restricted assets	$1,137	$—	$68	$—	$1,205	$997	$208	$—	$1,205	0.40%	0.41%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged, and collateral pledged for Regulation W requirements associated with forward loan purchase agreements.

The other restricted assets represents preferred stocks held within the general account for which the transfer of ownership was restricted by contractual requirements and real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2018
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets

Cash, cash equivalents and short-term investments	$756	$756	0.28%	0.29%

Securities lending collateral assets	562	562	0.21	0.21

Total collateral assets	$1,318	$1,318	0.49%	0.50%

	2018
	Amount	% of Liability to Total G/A Liabilities

Recognized obligation to return collateral assets	$1,318	0.58%

	2017
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets

Cash, cash equivalents and short-term investments	$34	$34	0.01%	0.01%

Securities lending collateral assets	706	706	0.27	0.27

Total collateral assets	$740	$740	0.28%	0.28%

	2017
	Amount	% of Liability to Total G/A Liabilities

Recognized obligation to return collateral assets	$740	0.33%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2018, counterparties pledged $800 million of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2018, the Company pledged the following collateral and margin to its counterparties, (in millions):

Cash collateral and margin	$11

Securities collateral and margin	$5

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2018, is $1,042 million.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2018 is $9 million for which the Company posted collateral of $9 million in the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Commodity Forward Contracts: The Company enters into crude oil forward contracts to hedge against the effect of fluctuations in crude oil prices on certain equity investments. This type of derivative instrument is traded OTC- bilateral and the Company is exposed to both market and counterparty risk. The Company applies fair value accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The Company applies hedge accounting to certain of these derivatives instruments, and fair value accounting to those instruments that do not qualify for hedge accounting.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. The Company applies fair value accounting for these derivatives instruments.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to mitigate the risk of fluctuating interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions provide for a single net payment to be made by one counterparty at each due date. The Company applies fair value accounting for these derivatives instruments.

Asset Swaps: The Company enters into asset swap contracts to hedge against interest rate risk associated with its U.S. Treasury Inflation Protected Securities (TIPS). The Company also uses asset swap contracts in certain replication transactions. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate

B-138	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

coupon payments. This type of derivative instrument is traded OTC- bilateral, and the Company is exposed to both market and counterparty risk. The Company applies hedge accounting for asset swaps used in hedging transactions.

Total Return Swaps: The Company enters into total return swap contracts to exchange a cash flow based on a fixed or variable rate in return for the total economic exposure of an underlying asset, which includes cash flows, credit risk and market risk, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These derivative instruments may be held in hedging relationships or in replication transactions.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. This type of derivative is traded OTC-bilateral and is exposed to market and counterparty risk. The Company applies fair value accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to replicate the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes credit default swaps on either single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. This type of derivative instrument may be traded OTC-bilateral or OTC-cleared, and the Company is exposed to market, credit and counterparty risk.

The table below illustrates the effect of unrealized and realized gains and losses from derivative instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2018		December 31, 2017
Qualifying hedge relationships	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)

Foreign currency swap contract	$19	$(2)	$(21)	$6

Total qualifying hedge relationships	19	(2)	(21)	6

Non-qualifying hedge relationships

Commodity forwards	18	(24)	(18)	(40)

Foreign currency swaps	493	15	(544)	31

Foreign currency forwards	115	47	(161)	(132)

Interest rate contracts	1	—	(1)	—

Purchased credit default swaps	4	(1)	5	—

Total non-qualifying hedge relationships	$631	$37	$(719)	$(141)

Derivatives used for other than hedging purposes	—	23	—	5

Total derivatives	$650	$58	$(740)	$(130)

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss. For the year ended December 31, 2018, there were no other-than-temporary impairment losses recorded for derivative positions.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market. The Company writes contracts on the Dow Jones North American Investment Grade Index Series 26 and 27 (DJ.NA.IG.26 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should there be a default on any reference entity in the index.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 25, 27, 29, and 31 (DJ.NA.IG.25, DJ.NA.IG.27, DJ.NA.IG.29 and DJ.NA.IG.31, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 27 and 31 (DJ.NA.HY.27 and DJ.NA.HY.31, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2018			December 31, 2017
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$5	$—	1

	Credit default swaps on indices	8,797	413	4	5,967	185	4
	Subtotal	8,797	413	4	5,972	185	4

2 High quality	Single name credit default swaps	5	—	3	25	—	1

	Credit default swaps on indices	—	—	—	450	10	3
	Subtotal	5	—	3	475	10	3

3 Medium quality	Single name credit default swaps	—	—	—	10	—	1

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	10	—	1

Total		$8,802	$413	—	$6,457	$195	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2018			December 31, 2017
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$1,210	$—	$39	$810	$—	$(36)

	Liabilities	—	—	—	—	—	—

Foreign currency swap contracts	Assets	124	6	2	37	3	4

	Liabilities	60	(9)	(12)	158	(24)	(36)

Total qualifying hedge relationships		$1,394	$(3)	$29	$1,005	$(21)	$(68)

Non-qualifying hedge relationships

Commodity forwards	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	—	—	—	115	(18)	(18)

Interest rate contracts	Assets	116	4	4	66	3	3

	Liabilities	—	—	—	—	—	—

Foreign currency swaps	Assets	4,729	424	424	1,980	123	123

	Liabilities	2,200	(148)	(148)	3,449	(341)	(341)

B-140	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

		Summary of Derivative Positions
		(in millions)
		December 31, 2018			December 31, 2017
Non-qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Foreign currency forwards	Assets	$1,676	$48	$48	$129	$2	$2

	Liabilities	521	(4)	(4)	2,453	(73)	(73)

Purchased credit default swaps	Assets	3	—	—	—	—	—

	Liabilities	301	(3)	(3)	521	(14)	(14)

Total non-qualifying hedge relationships		$9,546	$321	$321	$8,713	$(318)	$(318)

Derivatives used for other than hedging purposes

Written credit default swaps	Assets	$8,797	$486	$413	$6,417	$113	$195

	Liabilities	5	—	—	40	—	—

Asset swaps and total return swaps	Assets	10	—	—	35	—	—

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$8,812	$486	$413	$6,492	$113	$195

Total derivatives		$19,752	$804	$763	$16,210	$(226)	$(191)

For the year ended December 31, 2018, the average fair value of derivatives used for other than hedging purposes, was $239 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2018	2017

TIAA Real Estate Account	$26,180	$25,175

TIAA Separate Account VA-3	9,935	10,381

TIAA Separate Account VA-1	928	1,075

TIAA Stable Value	1,245	965

Total	$38,288	$37,596

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$459	$—	$4,376	$4,835

Reserves

For accounts with assets at:

Fair value	$—	$—	$36,703	$36,703

Amortized cost	1,205	—	—	1,205

Total reserves	$1,205	$—	$36,703	$37,908

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$1,205	$—	$—	$1,205

At fair value	—	—	36,703	36,703

Total reserves	$1,205	$—	$36,703	$37,908

* Withdrawable at book value without adjustment or charge.
	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$460	$—	$4,547	$5,007

Reserves

For accounts with assets at:

Fair value	$—	$—	$36,388	$36,388

Amortized cost	932	—	—	932

Total reserves	$932	$—	$36,388	$37,320

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$932	$—	$—	$932

At fair value	—	—	36,388	36,388

Total reserves	$932	$—	$36,388	$37,320

*	Withdrawable at book value without adjustment or charge.

B-142	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$280	$—	$4,491	$4,771

Reserves

For accounts with assets at:

Fair value	$—	$—	$32,811	$32,811

Amortized cost	614	—	—	614

Total reserves	$614	$—	$32,811	$33,425

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$614	$—	$—	$614

At fair value	—	—	32,811	32,811

Total reserves	$614	$—	$32,811	$33,425

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2018	2017	2016

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$5,124	$5,296	$5,092

Transfers from separate accounts	(4,682)	(4,173)	(3,241)

Reconciling adjustments:

Fund transfer exchange gain (loss)	—	—	—

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$442	$1,123	$1,851

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2018	December 31, 2017

Deferred and payout annuity contracts issued after 2000	4,160	4,159

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2018 and 2017, the Company had $320 million and $364 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to discretionary withdrawal:

At fair value	$—	$—	$36,703	$36,703	14.7%

At book value without adjustment (minimal or no charge or adjustment)	58,671	1,205	—	59,876	24.0%

Not subject to discretionary withdrawal	153,247	—	—	153,247	61.3%

Total (gross)	$211,918	$1,205	$36,703	$249,826	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$211,918	$1,205	$36,703	$249,826

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to discretionary withdrawal:

At fair value	$—	$—	$36,388	$36,388	14.9%

At book value without adjustment (minimal or no charge or adjustment)	56,466	932	—	57,398	23.5%

Not subject to discretionary withdrawal	150,005	—	—	150,005	61.6%

Total (gross)	$206,471	$932	$36,388	$243,791	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$206,471	$932	$36,388	$243,791

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to TIAA, FSB and VA-1. Additionally, effective December 26, 2016, the Company entered into a General Service and Facilities Agreements with its wholly-owned subsidiary, Nuveen, LLC, for the Company to provide and receive general services at cost inclusive of charges for overhead.

The Company allocated expenses of $2,459 million, $2,252 million and $2,080 million to its various subsidiaries and affiliates for the years ended December 31, 2018, 2017 and 2016, respectively. These allocated expenses are not included in the Company’s net operating expenses. The expense allocation process determines the portion of the total investment and operating expenses attributable to each legal entity and each line of business within an entity. Every month the Company allocates incurred expenses to each line of business and its affiliates. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, updated and amended annually as of May 1, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, updated and amended annually as of May 1, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis in accordance with an Administrative Service Agreement, updated and amended annually as of May 1. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $731 million, $808 million, and $860 million for the years ended December 31, 2018, 2017 and 2016, respectively, are not included in the statement of operations and have no effect on the Company’s operations.

B-144	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of TIAA’s wholly-owned subsidiary Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $219 million and $203 million to Advisors and Nuveen Alternatives Advisers, LLC, respectively, for the year ended December 31, 2018.

January 1, 2018, the Company entered into an Omnibus Service Agreement with its wholly-owned subsidiary Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for the year ended December 31, 2018.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established annually and adjusted periodically. The daily fee is based on an estimate of the at-cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

Effective February 6, 2018, the Company entered into a Service Agreement with the Bank to provide general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $6 million to the Bank during the year ended December 31, 2018.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2018 and 2017, the Company held $825 million and $907 million of residential mortgage loans serviced by the Bank, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2018 or December 31, 2017.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2018			12/31/2017			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross deferred tax assets	$6,115	$391	$6,506	$6,586	$205	$6,791	$(471)	$186	$(285)
b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted gross deferred tax assets (a–b)	6,115	391	6,506	6,586	205	6,791	(471)	186	(285)
d) Deferred tax assets non-admitted	3,135	—	3,135	3,720	—	3,720	(585)	—	(585)
e) Subtotal net admitted deferred tax asset (c-d)	2,980	391	3,371	2,866	205	3,071	114	186	300
f) Deferred tax liabilities	499	470	969	413	694	1,107	86	(224)	(138)
g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$2,481	$(79)	$2,402	$2,453	$(489)	$1,964	$28	$410	$438

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2018			12/31/2017			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission calculation components SSAP No. 101
a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	2,365	37	2,402	1,921	43	1,964	444	(6)	438
1. Adjusted gross DTA expected to be realized following the balance sheet date	2,365	37	2,402	1,921	43	1,964	444	(6)	438
2. Adjusted gross DTA Allowed per limitation threshold	XXX	XXX	5,355	XXX	XXX	5,151	XXX	XXX	204

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	615	354	969	945	162	1,107	(330)	192	(138)
d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$2,980	$391	$3,371	$2,866	$205	$3,071	$114	$186	$300

	2018	2017

Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	828%	812%

Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in millions)	$35,697	$34,340

	12/31/2018		12/31/2017		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted gross DTAs amount from above	$6,115	$391	$6,586	$205	$(471)	$186

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTAs amount from above	$2,980	$391	$2,866	$205	$114	$186

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	7.33%	—%	(7.33)%	—%

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2018	12/31/2017	12/31/2016

Current income tax:

Federal income tax expense (benefit)	$(330)	$(698)	$(484)

Foreign taxes	—	—	—

Subtotal	$(330)	$(698)	$(484)

Federal income taxes expense on net capital gains	431	619	1,089

Generation/(utilization) of loss carry-forwards	(101)	79	(605)

Intercompany tax sharing expense/(benefit)	(6)	11	17

Other	(17)	(15)	(1)

Federal and foreign income tax expense / (benefit)	$(23)	$(4)	$16

B-146	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

	12/31/2018	12/31/2017	Change

Deferred tax assets:

Ordinary:

Policyholder reserves	$572	$543	$29

Investments	726	772	(46)

Policyholder dividends accrual	395	395	—

Fixed assets	188	257	(69)

Compensation and benefits accrual	174	168	6

Net operating loss carry-forward	661	816	(155)

Other (including items < 5% of total ordinary tax assets)	510	560	(50)

Intangible assets – business in force and software	2,889	3,075	(186)

Subtotal	$6,115	$6,586	$(471)

Statutory valuation allowance adjustment	—	—	—

Non-admitted	3,135	3,720	(585)

Admitted ordinary deferred tax assets	$2,980	$2,866	$114

Capital:

Investments	$371	$186	$185

Real estate	20	19	1

Subtotal	$391	$205	$186

Statutory valuation allowance adjustment	—	—	—

Non-admitted	—	—	—

Admitted capital deferred tax assets	391	205	186

Admitted deferred tax assets	$3,371	$3,071	$300

	12/31/2018	12/31/2017	Change

Deferred tax liabilities:

Ordinary:

Investments	$138	$—	$138

Reserves transition adjustment	359	410	(51)

Other (including items < 5% of total ordinary tax liabilities)	2	3	(1)

Subtotal	$499	$413	$86

Capital:

Investments	470	694	(224)

Subtotal	$470	$694	$(224)

Deferred tax liabilities	$969	$1,107	$(138)

Net deferred tax:

Assets/Liabilities	$2,402	$1,964	$438

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2018 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$357	21.00%

Dividends received deduction	(50)	(2.96)

Amortization of interest maintenance reserve	(54)	(3.20)

Statutory impairment of affiliated common stock	9	0.55

Tax effect of change in net unrealized capital gains & losses	(153)	(8.99)

Other	15	0.90

Total statutory income taxes	$124	7.30%

Federal and foreign income tax incurred (benefit) expense	$(23)	(1.35)%

Change in net deferred income tax charge (benefit)	147	8.65

Total statutory income taxes	$124	7.30%

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2018, the Company has net operating loss carry forwards with expiration dates through the year 2032 (in millions):

Year Incurred	Operating Loss	Year of Expiration

2008	$634	2023

2012	1,268	2027

2014	279	2029

2015	807	2030

2016	1	2031

2017	159	2032

Total	$3,148

As of December 31, 2018, the Company had no foreign tax credit carry forwards.

At December 31, 2018, and 2017, the Company has no capital loss carry forwards.

At December 31, 2018, the Company has general business credits of $32 million generated during the years 2004 to 2017 and expiring between 2024 to 2037.

Due to the Tax Cuts and Jobs Act, carryback of NOL’s generated after December 31, 2017 are disallowed. Consequentially, ordinary income tax paid in years 2017 and prior may not be recouped in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) Covariance Capital Management, Inc.

5) CustomerOne Financial Network, Inc.

6) Elite Lender Services, Inc.

7) TIAA Commercial Finance, Inc f/k/a EverBank Commercial Finance, Inc.

8) EverBank Wealth Management, Inc.

9) EverTrade Direct Brokerage, Inc.

10) GreenWood Resources, Inc.

11) JWL Properties, Inc.

12) MyVest Corporation

13) ND Properties, Inc.

14) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

15) Nuveen Holdings, Inc.*

16) Nuveen Holdings I, Inc. *

17) Nuveen Investments, Inc.*

18) Nuveen Investments Holdings, Inc.*

19) Nuveen Securities, LLC*

20) Oleum Holding Company, Inc.

21) T-C Europe Holdings, Inc.

22) T-C SP, Inc.

23) T-Investment Properties Corp.

24) TCT Holdings, Inc.

25) Teachers Personal Investors Services, Inc.

26) Terra Land Company

27) TIAA-CREF Life Insurance Company

28) TIAA Board of Overseers

29) TIAA-CREF Tuition Financing, Inc.

30) TIAA FSB Holdings, Inc.

31) TIAA, FSB fka Everbank

32) Tygris Asset Finance, Inc.

B-148	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

33) Tygris Commercial Finance Group, Inc.

34) Westchester Group Asset Management, Inc.

35) Westchester Group Farm Management, Inc.

36) Westchester Group Investment Management Holding Company, Inc.

37) Westchester Group Investment Management, Inc.

38) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings I, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes are ($45) million and ($17) million at December 31, 2018 and 2017, respectively.

The Company’s tax years 2014 through 2018 are open to examination by the IRS.

The 2017 Tax Cuts and Jobs Act (the “Act”) reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, and reforms the US international tax system. With a few exceptions, key provisions were effective for tax years beginning January 1, 2018.

The Company’s DTAs and DTLs as of December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the DTAs and DTLs will be settled or realized. The Company’s federal income tax incurred for the year ended December 31, 2018 is computed using the enacted tax rate of 21%.

In February 2018, INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act was issued to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

As of December 31, 2017, the Company noted that the impact of the Act to DTA admissibility under SSAP 101 was under evaluation. Our net admitted DTA as of December 31, 2017 was computed based on reasonable estimates and guidance available as of the date of this filing.

Additionally, in evaluating the impact of reform to the US international tax system, the Company had estimated that no material liability would be due for the repatriation transition tax provided in the Act.

As of the close of the measurement period allowed under INT 18-01 (one year from the date of the Act), no significant changes in reasonable estimates reported in December 31, 2017 have occurred.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $53 million, $58 million and $55 million for the years ended December 31, 2018, 2017 and 2016, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non- qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2018	2017	2016

Benefit obligation	$37	$41	$42

Net period benefit cost	$2	$2	$2

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-149

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2018	2017	2016

Benefit obligation	$74	$102	$94

Net period benefit cost	$2	$1	$2

Note 18—reinsurance

Reinsurance transactions included in the statutory basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2018	2017	2016

Direct premiums	$16,233	$16,657	$16,608

Ceded premiums	(13)	(13)	(14)

Net premiums	$16,220	$16,644	$16,594

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Note 19—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2018 and 2017, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2018 and 2017 that resulted in default.

As of December 31, 2018 and 2017, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2018, the estimated fair value of the Company’s securities on loan under the program was $548 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2018, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $562 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2018.

B-150	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

Of the cash collateral received from the program, $392 million is held as cash as of December 31, 2018, with the remaining $170 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value

Open	$392	$392

30 Days or less	170	170

Total collateral reinvested	$562	$562

As of December 31, 2017 the estimated fair value of the Company’s securities on loan under the program was $689 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2017, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $706 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2017.

Of the cash collateral received from the program, $516 million was held as cash as of December 31, 2017, with the remaining $190 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value

Open	$516	$516

30 Days or less	190	190

Total collateral reinvested	$706	$706

Note 20—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources, and can also be a source of contingent liquidity to meet other requirements. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $15,164 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, (in millions):

	2018			2017
	Total	General Account	Separate Account	Total	General Account	Separate Account

Membership stock—class A	$—	$—	$—	$—	$—	$—

Membership stock—class B	82	82	—	81	81	—

Activity stock	—	—	—	—	—	—

Excess stock	—	—	—	—	—	—

Total	$82	$82	$—	$81	$81	$—

Membership stock at December 31, 2018 and 2017, is not eligible for redemption.

The Company did not have any borrowings outstanding as of December 31, 2018 or 2017. Therefore, no collateral was pledged by the Company to the FHLBNY as of either year end.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, (in millions):

	2018			2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

General account	$1,390	$1,359	$1,300	$670	$620	$615

Separate account	—	—	—	—	—	—

Total	$1,390	$1,359	$1,300	$670	$620	$615

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-151

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, (in millions):

	2018			2017
	Total	General Account	Separate Account	Total	General Account	Separate Account

Debt	$1,300	$1,300	$—	$615	$615	$—

Funding agreements	—	—	—	—	—	—

Other	—	—	—	—	—	—

Total	$1,300	$1,300	$—	$615	$615	$—

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2018	2017

Change in net unrealized capital gains (losses)	$(359)	$1,070

Change in asset valuation reserve	129	(1,221)

Change in net deferred income tax	(147)	(4,554)

Change in non-admitted assets	708	3,402

Change in post-retirement benefit liability	7	(5)

As of December 31, 2018 and 2017, the portion of contingency reserves represented by cumulative net unrealized gains was $2,498 million and $2,857 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 8, 2017, the Company issued surplus notes in an aggregate principal amount of $2,000 million. The notes bear interest at an annual rate of 4.270%, and have a maturity date of May 15, 2047. Proceeds from the issuance of the notes were $1,994 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

In May 2017, the Company completed a tender offer in which it extinguished $950 million principal of its 6.850% surplus notes issued on December 16, 2009 and due to mature on December 16, 2039. The 2017 interest paid was $26 million and total interest paid was $481 million on the tendered notes. The Company paid a premium of $373 million due to the early redemption of these surplus notes which is reported in net operating expenses.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2018 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and / or Interest Paid Inception to Date	Date of Maturity

12/16/2009	6.850%	$1,050	$1,049	$72	$647	12/16/2039

09/18/2014	4.900%	1,650	1,649	81	323	09/15/2044

09/18/2014	4.375%*	350	349	15	61	09/15/2054

05/08/2017	4.270%	2,000	1,994	85	130	05/15/2047

Total		$5,050	$5,041	$253	$1,161

*

The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

B-152	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

continued

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2018, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2018, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2018.

The Company has agreed that it will cause TIAA Life, a direct wholly owned subsidiary, to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2018, is $1,401 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, Inc., Nuveen Finance, the Acquirer and an indirectly owned subsidiary of TIAA, recorded contingent purchase related liabilities which were payable based upon contractual terms during 2017 and 2018. The Company had agreed to fund these obligations in the event required payments to Windy City Investments Holdings, L.L.C. (“WCLLC”), the seller of Nuveen Investments, are not made by Nuveen Finance. Nuveen Finance paid $112 million and $169 million of the liability during 2018 and 2017, resulting in no remaining liability as of December 31, 2018. The $112 million payment was related to an earn-out which had the potential to be up to $278 million, pursuant to the terms of the Purchase and Sale Agreement, as amended. Subsequent to the earn-out payment, WCLLC filed a complaint in the Court of Chancery of the State of Delaware that generally alleges, among other things, that Nuveen, LLC improperly calculated the earn-out amount. Nuveen, LLC intends to defend against this lawsuit vigorously, but is unable to predict the outcome of this lawsuit or reasonably estimate a range of possible loss.

Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0 ∎ Statement of Additional Information	B-153

Notes to statutory–basis financial statements	concluded

Teachers Insurance and Annuity Association of America

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. $30 million of this facility is maintained on a committed basis with an expiration date of July 8, 2019. As of December 31, 2018, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2018, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,250 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company also provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with TIAA, FSB. This line has an expiration date of September 11, 2019. As of December 31, 2018, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 29, 2019. As of December 31, 2018, there were no balances outstanding.

The Company also provides a $23 million committed line of credit to TIAA Charitable Inc. This line has an expiration date of June 28, 2047. As of December 31, 2018, there was an outstanding balance of $15 million.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2018, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2019, the date the financial statements were available to be issued.

B-154	Statement of Additional Information ∎ Intelligent Life VUL 2.0 and Intelligent Life Survivorship VUL 2.0

730 Third Avenue

New York, NY 10017-3206

AXXXX (5/19)

PART C: OTHER INFORMATION

(a) Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b) Custodian Agreements.

(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A. (9)

(c) Underwriting Contracts.

(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)
(2)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
(3)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(d) Contracts.

(1) (a) Flexible Premium Variable Universal Life Insurance Policy (2)

     (b) Automatic Increase Rider (2)

     (c) Four Year Level Term Insurance Rider (2)

     (d) Guaranteed Minimum Death Benefit Rider (2)

     (e) Waiver of Monthly Charges Rider (2)

     (f) Aviation Limitation Endorsement (2)

(2) (a) Last Survivor Flexible Premium Variable Universal Life Insurance Policy (2)

     (b) Last Survivor Automatic Increase Rider (2)

     (c) Last Survivor Four-year Level Term Insurance Rider (2)

     (d) Last Survivor Guaranteed Minimum Death Benefit Rider (2)

     (e) Last Survivor Policy Split Option (2)

     (f) Last Survivor Single Life Level Term Insurance Rider (2)

     (g) Last Survivor Aviation Limitation Endorsement (2)

     (h) Last Survivor 2015 Policy Split Option Endorsement (22)

(3) (a) Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (5)

     (b) Waiver of Monthly Charges Rider (for Intelligent Life Policy) (5)

     (c) Level Cost of Insurance Endorsement (for Intelligent Life Policy) (5)

     (d) Policy Change Endorsement (for Intelligent Life Policy) (5)

     (e) Charitable Giving Benefit Rider (19)

     (f) Amended Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (9)

     (g) Overloan Protection Endorsement (for Intelligent Life Policy) (10)

(4) (a) Form of Flexible Premium Variable Universal Life Insurance Policy (Intelligent Life VUL 2.0) (24)

     (b) Overloan Protection Endorsement (for Intelligent Life VUL 2.0 Policy) (24)

(e) Applications.

(1) Form of Application (2)

(2) Form of Application - Multi-line (19)

(3) Form of Application For Term Conversion (23)

(4) Form of Application For Life Insurance (24)

(f) Depositor’s Certificate of Incorporation and By-Laws.

(1) Charter of TIAA-CREF Life Insurance Company (2)

(2)	By-laws of TIAA-CREF Life Insurance Company (2)
(g) Reinsurance Contracts.

(1)	Reinsurance Agreement effective March 1, 2006 between Swiss Re Life & Health America Inc. and TIAA-CREF Life Insurance Company. (8)

(2)	Reinsurance Agreement effective March 1, 2006 between Munich American Reassurance Company and TIAA-CREF Life Insurance Company. (8)

(h) Participation Agreements.

(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds. (2)

(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares. (5)

(4)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares. (5)

(5)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)

(6)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)

(7)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)

(8)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)

(9)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)

(10)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC. (5)

(11)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund. (5)

(12)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)

(13)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)

(14)	Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC. (5)

(15)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust. (5)

(16)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (5)

(17)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)

(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (7)

(19)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company. (8)

(20)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company. (8)

(21)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company. (8)

(22)

Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(23)

Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(24)

Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(25)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company. (8)

(26)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(27)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(28)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(29)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company. (8)

(30)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF. (8)

(31)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)

(32)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(33)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(34)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(35)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(36)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(37)	Form of Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company. (8)

(38)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(39)	Form of Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company. (8)

(40)	Form of Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company. (8)

(41)	Form of Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (8)

(42)	Form of Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company. (8)

(43)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(44)	Form of Indemnification Agreement between Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (8)

(45)	Form of AMT Distribution and Administrative Services Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(46)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares. (10)

(47)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.. (10)

(48)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.. (10)

(49)	Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (12)

(50)	Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (15)

(51)

Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC. (16)

(52)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company. (16)

(53)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. (16)

(54)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (16)

(55)	Amendment to Fund Participation Agreement between Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC and TIAA-CREF Life Insurance Company. (17)

(56)	Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (17)

(57)	Amendment to Fund Participation Agreement between PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA-CREF Life Insurance Company. (17)

(58)	Participation Agreement among the RBB Fund, Inc., Matson Money, Inc., Foreside Funds Distributors LLC, and TIAA-CREF Life Insurance Company (18)

(59)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc.. and TIAA-CREF Life Insurance Company (18)

(60)	Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company. (20)

(61)	Amendment to Fund Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (20)

(62)	Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc. and TIAA-CREF Life Insurance Company. (20)

(63)	Amendment to Fund Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (20)

(64)	Amendment to Fund Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company (22)

(65)	Amendment to Fund Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company (23)

(66)

Amended and Restated Underlying Fund Agreement among DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the DFA Investment Trust Company, Dimensional Fund Advisors LP, and TIAA-CREF Life Insurance Company (23)

(67)	Amendment to Fund Participation Agreement by and among Neuberger Berman Advisors Management Trust, Neuberger Investment Advisers LLC, and TIAA-CREF Life Insurance Company. (25)

(i) Administrative Contracts.

(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (9)

(2)

Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(3)

Amendment to the Master Services Agreement dated as of November 3, 2010, by and among, on the one hand, Infosys Limited, Infosys BPM Limited, and Infosys McCamish Systems LLC, and, on the other hand, Teachers Insurance and Annuity Association of America, entered into as of August 1, 2018. (25)

(j)   Other Material Contracts. Not Applicable.

(k)  Legal Opinion. Opinion and Consent of Ken Reitz, Esq. as to the legality of the securities being registered *

(l)   Actuarial Opinion. Not Applicable.

(m) Calculation. Not Applicable.

(n)  Other Opinions.

(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(o) Omitted Financial Statements. Not Applicable.

(p) Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption.

(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (2)

(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (8)

(3)

Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (7)

(4)

Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Intelligent Life Individual (Intelligent Life VUL) and Last Survivor (Intelligent Life Survivorship VUL) Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company. (14)

(5)

Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (19)

(6)

Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (20)

(7)

Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (22)

(8)

Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (23)

(9)

Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies 2.0 Issued By TIAA-CREF Life Insurance Company. *

(r) (A)    Powers of Attorney (19)

(B)	Powers of Attorney (20)

(C)	Powers of Attorney (21)

(D)	Powers of Attorney (23)

(E)	Powers of Attorney (24)

(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).

(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).

(6)

Incorporated by reference to Post-Effective Amendment No. 7 on the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414 and 811-08963).

(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).

(8)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed on May 2, 2007 (File Nos. 333-128699 and 811-10393).

(9)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(10)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-128699 and 811-10393).

(11)

Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393) and to Post-Effective Amendment No. 4 to the Registration Statement on Form S-1, filed on April 14, 2011 (File Nos 333-149714).

(12)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

(13)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(14)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2012 (File Nos 333-151910 and 811-10393).

(15)	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).

(16)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393).

(17)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393).

(18)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

(19)	Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, filed on April 18, 2014 (File Nos 333-128699 and 811-10393).

(20)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, filed on April 28, 2015 (File Nos 333-128699 and 811-10393).

(21)	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No. 333-210342).

(22)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, filed on April 27, 2016 (File Nos 333-128699 and 811-10393).

(23)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

(24)	Incorporated by reference to the Registration Statement on Form N-6, filed on February 28, 2019
(File Nos. 333-229945 and 811-10393).

(25)	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-6, filed on April 29, 2019 (File Nos 333-128699 and 811-10393).
*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Christopher J. Weyrauch	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Christine E. Dugan	Director, Senior Vice President, Chief Actuary
Bradley Finkle	Director
Derek Heaslip	Director
Eric T. Jones	Director
Meredith Kornreich	Director
Christopher Van Buren	Director
Christopher A. Baraks	Vice President, Corporate Tax Controller
Barbara Crabtree	Senior Director, Illustration Actuary
Elizabeth Debenedictis	Vice President
Stacy Eisenhauer	Vice President, Chief Financial Officer
Carol Fracasso	Vice President, Consumer Services Officer
Jorge Gutierrez	Treasurer
Peter Pisapia	Chief Compliance Officer of the TIAA Life Separate Accounts
Todd Sagmoe	Vice President
Ken Reitz	General Counsel
Wayne Smiley	Chief Compliance Officer
Mary Catherine Benedetto	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

* This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America (the “Company”) and certain of its subsidiaries. This chart does not include all downstream subsidiaries of the Company, such as investment vehicles or funds managed by the Company or its subsidiaries, and is not indicative of the percentage ownership interests held.

Item 29. Indemnification

The TIAA-CREF Life Insurance Company (“TIAA Life”) bylaws provide that TIAA Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA Life, or is or was serving at the request of TIAA Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter

Christopher J. Weyrauch	Manager, Chief Executive Officer, Chairman of the Board
Rashmi Badwe	Manager
William G. Griesser	Manager
Eric T. Jones	Manager
Catherine McCabe	Manager
Angela Kahrmann	Manager, President, Chief Operating Officer
Pamela Lewis Marlborough	Managing Director, Chief Legal Officer, Assistant Secretary
Samuel A. Turvey	Chief Compliance Officer
Christy R. Lee	Chief Financial Officer, Controller
Jorge Gutierrez	Treasurer
Mary Catherine Benedetto	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Compensation from the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York 10918, 11333 East 53 Street, Denver, CO 80239; State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(a) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th of April, 2019.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)
By:	*
Christopher J. Weyrauch President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 29, 2019, in the capacities indicated.

Signature	Title

*	President and Chief Executive Officer
Christopher J. Weyrauch
/s/ Stacy Eisenhauer	Chief Financial Officer (Principal Financial and Accounting Officer)
Stacy Eisenhauer
*	Director
Christopher J. Weyrauch
*	Director
Rashmi Badwe
*	Director
Christine Dugan
*	Director
Bradley Finkle
*	Director
Derek Heaslip
*	Director
Eric T. Jones
*	Director
Meredith Kornreich
*	Director
Christopher Van Buren

*	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: January 23, 2019

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq. Attorney-in-fact

EXHIBIT INDEX

(k)	Legal Opinion

(n)(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(q)(9)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies 2.0 Issued By TIAA-CREF Life Insurance Company.